[Pillar logo omitted]

                                The Pillar Funds
                           YOUR INVESTMENT FOUNDATION

                            [PILLAR GRAPHIC OMITTED]

                                     ANNUAL
                                     REPORT

                                 To Shareholders
                                December 31, 1997

                                TABLE OF CONTENTS

          Letter to Shareholders .............................   1
          Manager's Discussion & Analysis ....................   3
          Statement of NetAssets .............................  16
          Statement of Operations ............................  53
          Statements of Changes in Net Assets ................  56
          Financial Highlights ...............................  62
          Notes to Financial Statements ......................  68
          Report of Independent
             Public Accountants ..............................  74
          Notice to Shareholders .............................  75

                        ----------------------------
                          NOT
                         FDIC      MAY LOSE VALUE
                        INSURED    NO BANK GUARANTEE
                        ----------------------------

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997

Letter to Shareholders


     The major stock averages made very little or negative progress in the fourth quarter. Against a backdrop of falling interest rates, this investment performance primarily reflected concern over events in Asian economies and financial markets and the implications for our economy. The full year, however, was another stellar one for stock returns with gains for a record third year in a row exceeding twenty percent. All signs point to 1998 as being a much more modest year for the stock market. Valuations are full and earnings gains are decelerating. It remains to be seen how the individual investor, whose expectations are so high for future returns, will deal with a more difficult and realistic environment.

     Lower growth. Lower inflation. No observer of the economic scene would quarrel with that capsule summary of the outlook for the United States. The arguments would all be over the magnitude of the change. To understand where we might be heading, it is important to get a fix on the causes of Asia's current financial troubles. Some would maintain that they have brought these difficulties down on themselves with lax central banking policies, poor regulation of bank lending and corrupt relationships between government and business. While these factors may have indeed contributed to and exacerbated these countries' current problems, our view is that we must look farther afield for a better explanation of the present condition.

     For almost two years, the price of gold has been dropping and in 1997 alone declined by over twenty percent. Commodity prices too have had a downward bias. These price signals are clear indications that dollar liquidity is overly restrictive and has unleashed deflationary forces around the world. Thus far, our Federal Reserve has been fixated on domestic inflation and thus unwilling to trust the "unseen hand" of these market forces to provide policy direction.

     Consumer economies in Southeast Asia and Korea have been devastated by the combination of the precipitous decline in their currencies' exchange rate versus the dollar and the restrictive financial criteria imposed by the International Monetary Fund. It will be years before they recover. So this region's attractiveness as an export market for the industrial nations has been greatly diminished -- hence the forecast of slower growth. And the goods that would have reached these markets, as well as those produced in Asia and desperately needed to produce foreign exchange, will flood the healthy economies -- hence the forecast of lower inflation. Under these circumstances, it seems likely that the risks lie disproportionately on the downside, that is, that it is much more likely that the eventual outcome will be worse than currently expected rather than the reverse.

     However, we cannot lose sight of the fact that the United States is somewhat insulated from these events. Exports, particularly those to Southeast Asia, constitute only a small segment of our economy. And the sources of our current growth are well grounded in a healthy combination of productivity and income creation together with technological prowess in most of the growth markets. Nevertheless, slower growth

                                                           (CONTINUED NEXT PAGE)


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                                                                               1

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and lower inflation are difficult ingredients when trying to manufacture profits. While American business will no doubt continue its relentless focus on efficiency, the current conditions may not allow any further improvement in profit margins despite record levels of productivity-enhancing capital spending. Profit growth in 1998 will at best be well below that of the last several years.

     There is no reason to expect interest rates to reverse their current downtrend. The outlook for inflation is very positive. Our fiscal position, both at the federal and state level, is the best in many years. High quality U.S. bonds remain the most desirable haven for nervous investors. And real interest rates remain high by historical standards. The magnitude of any further decline in rates will in large measure depend upon Federal Reserve policy. As of this writing, only the narrowest of gaps separates Treasury bill rates from thirty-year government bonds. In the past, this confluence has only occurred when monetary tightening was taking place and interest rates were rising. So we are in unfamiliar territory. Our most likely scenario is that it will be resolved by the Federal Reserve recognizing the need to supply liquidity to the world stage by beginning a process of lowering short term rates.

     For the equity investor, this is a time for vigilance. Not every company will be able to achieve its forecast. We have continued our focus on those sectors of the economy promising the best unit growth. There is no substitute for expanding demand in creating sustainable growth in sales and profits. The elasticity of demand associated with declining prices makes the technology sector a premier example of true growth. We also continue to favor financial services and health care as benefiting from positive demographic trends. But regardless of the good underlying characteristics of these businesses, competition remains ferocious and requires that we carefully select only those companies that can demonstrate the rare combination of traits necessary for long term growth.



Sincerely,

/S/Signature                         /S/Signature

David G. Lee                         Hilton M. Jervey, CFA
President and CEO                    Senior Vice President
The Pillar Funds                     Chief Investment Officer
                                     Summit Bank


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2

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997

Manager's Discussion & Analysis

U.S. TREASURY SECURITIES MONEY MARKET FUND,
PRIME OBLIGATION MONEY MARKET FUND,
U.S. TREASURY SECURITIES PLUS MONEY
    MARKET FUND,
INSTITUTIONAL SELECT MONEY MARKET FUND


     As expected, the Federal Reserve increased short term interest rates by 25 basis points during the first quarter of 1997. Short term rates remained around the 5.5% benchmark established by this action for the balance of the year.
     The economy continued to support strong growth and low unemployment without a corresponding rise in inflation. As it became clear that the Fed would remain "on hold", the maturities in all of the Pillar Money Market Funds were extended. Going forward, we continue to expect moderate economic growth with low inflation. The Fed will continue to be on hold during the first quarter. The possibility of a Fed ease during 1998 has increased. In light of this, we continue to extend the maturities of the Pillar Money Market Funds.


TAX-EXEMPT MONEY MARKET FUND

     Yields on short term tax exempt instruments traded in a narrow range throughout 1997, fluctuating approximately 15 basis points on issues maturing in twelve months. The average weighted maturity for the Pillar Tax Exempt Money Market Fund as of year end was approximately 81 days versus a national average of 48 days. Once again, our economic outlook going forward calls for moderate economic growth coupled with low inflation, particularly given recent events in Asia. Thus, we expect little variance or upside pressure and some likelihood that rates in this arena may decline further. This view of 1998 explains our strategy of extending the average life of the portfolio.


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                                                                               3

================================================================================

SHORT-TERM INVESTMENT FUND

     Total return for the Pillar Short-Term Investment Fund's Class I shares was 5.1% for the full year 1997. The Fund is currently invested solely in U.S. Treasuries and U.S. Government Agencies. The yield spread between Treasuries or Agencies and corporate bonds is too narrow to warrant the additional risk in owning the latter in 1998. We expect rates to trade in a narrow range but working slightly lower for the near term so our average life is longer, but well within the historical one year limitation for the Fund.



                                               COMPARISON OF CHANGE IN VALUE
                                                  OF A $10,000 INVESTMENT

                                      [line chart omitted -- plot points as follows:]

                 Pillar Short-Term           Pillar Short-Term               Salomon 1-Year                 Salomon 1-3 Year
             Investment Fund (CLASS I)    Investment Fund (CLASS A)   Treasury Benchmark On-the-Run        Treasury Bill Index
4/30/92               10,000                        9,900                        10,000                          10,000
12/92                 10,250                       10,130                        10,344                          10,518
12/93                 10,553                       10,425                        10,739                          11,085
12/94                 10,892                       10,722                        11,022                          11,144
12/95                 11,566                       11,379                        11,914                          12,342
12/96                 12,128                       11,879                        12,588                          12,970
12/97                 12,750                       12,432                        13,356                          13,834

                                                       DOLLARS (000)


                           INVESTMENT GROWTH ANALYSIS
--------------------------------------------------------------------------------
                          Average Annual Total Return1
--------------------------------------------------------------------------------
                      1 Year      3 Year     5 Year    Since Inception
--------------------------------------------------------------------------------
CLASS I                5.13%       5.39%      4.46%          4.33%
--------------------------------------------------------------------------------
CLASS A                4.66%       5.06%      4.18%          4.06%
--------------------------------------------------------------------------------
CLASS A* (with load)   3.62%       4.71%      3.97%          3.88%
--------------------------------------------------------------------------------

*RETURN FIGURES REFLECT THE IMPACT OF THE MAXIMUM 1.00% SALES CHARGE.

1FOR THE PERIOD ENDED DECEMBER 31, 1997. PAST PERFORMANCE OF THE PERIOD IS NOT
 PREDICITIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SHORT-TERM INVESTMENT CLASS I (FORMERLY CLASS A) AND CLASS A (FORMERLY CLASS B) SHARES COMMENCED OPERATIONS ON APRIL 1, 1992.

 PREVIOUSLY, THE SHORT-TERM INVESTMENT FUND USED THE SALOMON 1-YEAR TREASURY BENCHMARK ON-THE-RUN INDEX AS A BENCHMARK. GOING FORWARD, THE FUND WILL USE THE SALOMON 1-3 YEAR TREASURY BILL INDEX AS A COMPARISON BECAUSE IT IS BETTER SUITED TO THE FUND'S OBJECTIVE.



FIXED INCOME FUND

     The past twelve months proved to be a chaotic and yet relatively successful year for taxable fixed income investments. The yield on the five year U.S. Treasury Note, for example, began the year at about 6.21%, then rose to a high of 6.85% in April and closed at a rate of 5.71%. This volatility resulted from a unique combination of circumstances which sent conflicting signals to the market throughout the year. Stronger than expected economic growth in the first half of 1997, combined with falling rates of unemployment, fueled expectations that the Federal Reserve would increase interest rates to stem inflationary pressures. And indeed, a modest tightening of monetary policy took place in March. Then, eruption of the Asian financial crisis in the fall created a somewhat deflationary psychology which drove interest rates down. Constant throughout the year, however, was the decline in the rate of inflation at all levels of consumption.
     Within this erratic environment, the Pillar Fixed Income Fund posted attractive results with the Class I shares generating a total return of 7.8%. In the process of achieving these results, the Fixed Income Fund maintained an exceptionally high level of credit quality which is consistent with our primary objective of capital preservation. As of year end, 77% of the invest-


================================================================================
4

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997


ments were rated AAA, 12% rated AA, 7% A and 4% other. In addition to minimizing credit risk, the Fund strives to manage the level of interest rate risk to which it is subjected. This is achieved by emphasizing fixed income investments which have stated or functional maturities of two to ten years. As of year end 1997, 55% of the bonds in the portfolio had effective maturities of five years or less. The Pillar Fixed Income Fund also attempts to minimize risk by maintaining a diverse portfolio of bonds in terms of issuers and structure. At this time, Treasury, Government Agency, corporate, mortgage backed and taxable municipal issues are represented in the portfolio.
     Looking ahead, we anticipate bond yields will trend lower as a result of a slow down in worldwide economic growth, weak commodity prices and positive trends in our domestic fiscal policy. This should create a very attractive environment for fixed income investments. To take advantage of these expected trends, the average maturity and average effective duration of the Fund have been lengthened beyond those of the Lehman Intermediate Government/Corporate Index. In addition, new purchases have been concentrated in sectors of the market and in bond structures which will provide the greatest total return potential at lower interest rate levels.


                                               COMPARISON OF CHANGE IN VALUE
                                                  OF A $10,000 INVESTMENT

                                       [line chart omitted -- plot points as follows:]

                      Pillar Fixed Income                 Pillar Fixed Income                   Lehman Intermediate
                         Fund (CLASS I)                      Fund (CLASS A)                  Government/Corporate Index
4/30/92                      10,000                              9,575                                 10,000
12/92                        10,867                             10,389                                 10,721
12/93                        12,069                             11,508                                 11,663
12/94                        11,386                             10,829                                 11,438
12/95                        13,408                             12,709                                 13,189
12/96                        13,802                             13,050                                 13,724
12/97                        14,876                             14,017                                 14,804

                                                       DOLLARS (000)


                           INVESTMENT GROWTH ANALYSIS
--------------------------------------------------------------------------------
                          Average Annual Total Return1
--------------------------------------------------------------------------------
                         1 Year    3 Year   5 Year    Since Inception
--------------------------------------------------------------------------------
CLASS I                   7.78%     9.32%    6.48%          7.15%
--------------------------------------------------------------------------------
CLASS A                   7.41%     8.98%    6.17%          6.85%
--------------------------------------------------------------------------------
CLASS A* (with load)      2.87%     7.41%    5.26%          6.06%
--------------------------------------------------------------------------------
CLASS B                    N/A       N/A      N/A           9.61%
--------------------------------------------------------------------------------
CLASS B** (with load)      N/A       N/A      N/A           0.68%
--------------------------------------------------------------------------------

 *RETURN FIGURES REFLECT THE IMPACT OF THE MAXIMUM 4.25% SALES CHARGE.

**RETURN FIGURES REFLECT THE IMPACT OF PAYING THE MAXIMUM CONTINGENT DEFERRED
   SALES CHARGE (CDSC) OF 5.50%.

 1FOR THE PERIOD ENDED DECEMBER 31, 1997. PAST PERFORMANCE OF THE PERIOD IS NOT
  PREDICITIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FIXED INCOME FUND CLASS I (FORMERLY CLASS A) AND CLASS A (FORMERLY CLASS B) SHARES COMMENCED OPERATIONS ON APRIL 1, 1992 AND CLASS B SHARES COMMENCED OPERATIONS ON MAY 16, 1997.


================================================================================

================================================================================

NEW JERSEY MUNICIPAL SECURITIES FUND

     Strong domestic economic growth coupled with low inflation indicators saw bond prices rise and interest rates decline throughout 1997. Fears of inflation remained overblown throughout the year. Percentage wise, ten year triple A municipal averaged 80% of comparable Treasury issues while fifteen year triple A municipal averaged 75%. These relationships continue to make municipal securities very attractive to New Jersey investors with a high incremental tax rate.
     Quality spreads virtually disappeared as 60% of new issues which came to market during the year were insured. As interest rates declined, we also saw a flattening of the yield curve. Spreads between two year and thirty year high grade general obligation bonds narrowed from approximately 155 basis points at the start of the year to 120 basis points by year end.
     Several events impacted the New Jersey market. The major highlight was the issuance of $2.8 billion of insured pension bonds by the state. Although not bought by typical tax exempt investors, yield hungry retail investors, taxable portfolios and insurance companies gave the issue a warm reception. These monies, along with surplus pension funds have allowed the state to cover a $4.2 billion unfunded pension liability. Other happenings in the state were several regional mergers of individual hospitals and health service providers, allowance of municipal issuance for assisted living facilities, and a Supreme Court rejection of an appeal of an earlier decision regarding solid waste facilities and tipping fees.
     The Pillar New Jersey Municipal Securities Fund, Class I Shares posted a total return of 6.8% for the year ended December 31, 1997 while the Lehman 5 Year Municipal Index returned 6.4%. The Fund's average weighted maturity as of year end was approximately 7.5 years, much shorter than many tax exempt funds. This positioning is deliberate as it allows us to capture most of the yield available in the market place while reducing the Fund's volatility in unfavorable markets.
     Supply/demand factors will dictate market performance in 1998, and we believe New Jersey issues will continue to demand a premium over general market issuers. We further expect a decline in new issuance as taxpayers seem to have little appetite for bond referendum approvals. Hence, we expect hospital/health care providers and solid waste issuers to be the sectors most active as market participants.

                                               COMPARISON OF CHANGE IN VALUE
                                                  OF A $10,000 INVESTMENT

                                      [line chart omitted -- plot points as follows:]

          Pillar New Jersey Municipal         Pillar New Jersey Municipal     Lehman 7-Year Municipal         Lehman 5-Year General
            Securities Fund (CLASS I)           Securities Fund (CLASS A)            Bond Index               Obligation Bond Index
 5/92                10,000                              9,700                          10,000                        10,000
12/92                10,505                             10,176                          10,610                        10,557
12/93                11,605                             11,203                          11,716                        11,460
12/94                11,127                             10,716                          11,392                        11,302
12/95                12,627                             12,141                          13,006                        12,615
12/96                13,069                             12,515                          13,576                        13,198
12/97                13,953                             13,305                          14,620                        14,053

                                                       DOLLARS (000)



                           INVESTMENT GROWTH ANALYSIS
--------------------------------------------------------------------------------
                          Average Annual Total Return1
--------------------------------------------------------------------------------
                      1 Year    3 Year    5 Year    Since Inception
--------------------------------------------------------------------------------
CLASS I                6.76%    7.84%      5.85%          6.21%
--------------------------------------------------------------------------------
CLASS A                6.31%    7.48%      5.50%          5.83%
--------------------------------------------------------------------------------
CLASS A*(with load)    3.13%    6.38%      4.86%          5.26%
--------------------------------------------------------------------------------

*RETURN FIGURES REFLECT THE IMPACT OF THE MAXIMUM 3.00% SALES CHARGE.

1FOR THE PERIOD ENDED DECEMBER 31, 1997. PAST PERFORMANCE OF THE PERIOD IS NOT
 PREDICITIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. NEW JERSEY MUNICIPAL SECURITIES FUND CLASS I (FORMERLY CLASS A) AND CLASS A (FORMERLY CLASS B) SHARES COMMENCED OPERATIONS ON MAY 4, 1992.

 PREVIOUSLY, THE NEW JERSEY MUNICIPAL SECURITIES FUND USED THE LEHMAN 7-YEAR MUNICIPAL BOND INDEX AS A BENCHMARK. GOING FORWARD, THE FUND WILL USE THE LEHMAN 5-YEAR GENERAL OBLIGATION BOND INDEX AS A COMPARISON BECAUSE IT IS BETTER SUITED TO THE FUND'S OBJECTIVE.



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6

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997

INTERMEDIATE-TERM GOVERNMENT FUND

     At the beginning of the year, we were anticipating a decline in interest rates. At that time we began to extend the maturities in the fund with the purchase of longer term U.S. Treasury Note issues. In addition, U.S. Government Agency callable bonds were added, locking in a 7% coupon while trying to provide for call protection. During the year, rates on longer term bonds declined while rates on shorter term issues remained relatively unchanged, creating a significant flattening of the yield curve. A declining rate of inflation was an important contributor to the change in rates but, with Federal Reserve policy unchanged, short term yields had less elbow room. More recently, the situation in Asia has resulted in a flight to quality and the purchase of U.S. Treasuries, further pushing rates down. The Fund's Class I shares had a total return for the year of 7% with an averaged weighted maturity of 3.9 years. At this time, we expect interest rates will continue to decline. We will maintain our current maturity structure and new investments will be made in U.S. Treasury Notes in the five year maturity range.



                                                 COMPARISON OF CHANGE IN VALUE
                                                    OF A $10,000 INVESTMENT

                                         [line chart omitted -- plot points as follows:]

                    Pillar Intermediate-Term                   Pillar Intermediate-Term                   Lehman Intermediate
              Government Securities Fund (CLASS I)       Government Securities Fund (CLASS A)        Government/Corporate Bond Index
4/30/92                       10,000                                     9,600                                    10,000
12/92                         10,540                                    10,112                                    10,721
12/93                         11,417                                    10,915                                    11,663
12/94                         10,863                                    10,360                                    11,438
12/95                         12,493                                    11,884                                    13,189
12/96                         12,900                                    12,241                                    13,724
12/97                         13,798                                    13,049                                    14,804

                                                         DOLLARS (000)


                           INVESTMENT GROWTH ANALYSIS
--------------------------------------------------------------------------------
                          Average Annual Total Return1
--------------------------------------------------------------------------------
                        1 Year     3 Year    5 Year   Since Inception
--------------------------------------------------------------------------------
CLASS I                 6.96%      8.30%      5.53%        5.85%
--------------------------------------------------------------------------------
CLASS A                 6.60%      7.99%      5.23%        5.58%
--------------------------------------------------------------------------------
CLASS A* (with load)    2.36%      6.52%      4.37%        4.82%
--------------------------------------------------------------------------------

*RETURN FIGURES REFLECT THE IMPACT OF THE MAXIMUM 4.00% SALES CHARGE.

1FOR THE PERIOD ENDED DECEMBER 31, 1997. PAST PERFORMANCE OF THE PERIOD IS NOT
 PREDICITIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND CLASS I (FORMERLY CLASS A) AND CLASS A (FORMERLY CLASS B) SHARES COMMENCED OPERATIONS ON APRIL 2, 1992.


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                                                                               7

================================================================================

PENNSYLVANIA MUNICIPAL SECURITIES FUND

     Market yields continued to decline during 1997. We started the year with rates going a little higher, which we forecast, and felt this was an opportunity to extend maturities. Inflation after the first quarter of the year continued to decline as we saw inflationary rates in the country drop to lows that we have not seen in several decades. During the course of the year, we made some adjustments to the Fund by raising both the average coupon yield and the average maturity. We finished the year with a total return of 7.2% which compares to the Lipper Intermediate Municipal average of 7.2%. We continue to forecast a subdued inflation picture for the first part of 1998 and we would expect the fund to perform in line with the general market.


                                               COMPARISON OF CHANGE IN VALUE
                                                  OF A $10,000 INVESTMENT

                                       [line chart omitted -- plot points as follows:]

              Pillar Pennsylvania Municipal            Pillar Pennsylvania Municipal                    Lehman 5-Year
                 Securities Fund (CLASS I)                Securities Fund (CLASS A)                  Municipal Bond Index
 5/93                    10,000                                    9,700                                    10,000
12/93                    10,417                                   10,101                                    10,501
12/94                    10,149                                    9,815                                    10,338
12/95                    11,319                                   10,910                                    11,541
12/96                    11,759                                   11,318                                    12,030
12/97                    12,603                                   12,068                                    12,798

                                                        DOLLARS (000)


                           INVESTMENT GROWTH ANALYSIS
--------------------------------------------------------------------------------
                          Average Annual Total Return1
--------------------------------------------------------------------------------
                        1 Year        3 Year       Since Inception
--------------------------------------------------------------------------------
CLASS I                  7.18%         7.49%             5.04%
--------------------------------------------------------------------------------
CLASS A                  6.63%         7.13%             4.79%
--------------------------------------------------------------------------------
CLASS A* (with load)     3.48%         6.03%             4.10%
--------------------------------------------------------------------------------

*RETURN FIGURES REFLECT THE IMPACT OF THE MAXIMUM 3.00% SALES CHARGE.

1FOR THE PERIOD ENDED DECEMBER 31, 1997. PAST PERFORMANCE OF THE PERIOD IS NOT
 PREDICITIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PENNSYLVANIA MUNICIPAL SECURITIES FUND CLASS I (FORMERLY CLASS A) AND CLASS A (FORMERLY CLASS B) SHARES COMMENCED OPERATIONS ON MAY 3, 1993 AND MAY 13, 1993, RESPECTIVELY.


GNMA FUND

     The Pillar GNMA Fund's Class I shares had a total return of 9.9% for 1997, and according to Lipper Analytical Services, Inc. was ranked third in the country among all GNMA funds. That was achieved by investing mostly in discount mortgage pools so that refinancing would not diminish the return. As a result, our paydown experience was far less than the national average. With our expectation for a continued decline in rates during 1998, we believe that the current strategy will continue to serve us well this year.



                                               COMPARISON OF CHANGE IN VALUE
                                                  OF A $10,000 INVESTMENT

                                       [line chart omitted -- plot points as follows:]

                  Pillar GNMA Fund (CLASS I)             Pillar GNMA Fund (CLASS A)                Salomon Mortgage Bond Index
5/93                       10,000                                  9,597                                     10,000
12/93                      10,162                                  9,746                                     10,281
12/94                       9,684                                  9,254                                     10,135
12/95                      11,574                                 11,035                                     11,835
12/96                      11,931                                 11,336                                     12,470
12/97                      13,110                                 12,413                                     13,625

                                                       DOLLARS (000)



                           INVESTMENT GROWTH ANALYSIS
--------------------------------------------------------------------------------
                          Average Annual Total Return1
--------------------------------------------------------------------------------
                       1 Year        3 Year        Since Inception
--------------------------------------------------------------------------------
CLASS I                 9.88%        10.63%              6.03%
--------------------------------------------------------------------------------
CLASS A                 9.50%        10.28%              5.67%
--------------------------------------------------------------------------------
CLASS A* (with load)    6.19%         9.18%              4.98%
--------------------------------------------------------------------------------

*RETURN FIGURES REFLECT THE IMPACT OF THE MAXIMUM 3.00% SALES CHARGE.

1FOR THE PERIOD ENDED DECEMBER 31, 1997. PAST PERFORMANCE OF THE PERIOD IS NOT
 PREDICITIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. GNMA FUND CLASS I (FORMERLY CLASS A) AND CLASS A (FORMERLY CLASS B) SHARES COMMENCED OPERATIONS ON MAY 3, 1993 AND MAY 5, 1993, RESPECTIVELY.



================================================================================
8

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997


EQUITY GROWTH FUND

     In its initial year of existence, the Pillar Equity Growth Fund experienced strong absolute results but underperformed the major stock market indices. The overall performance of U.S. stocks was once again outstanding, especially in light of the gains achieved in 1995 and 1996. The latest three year period stands amongst the best in the history of the U.S. stock market. Certainly the environment for equity investments has rarely been better. Very low levels of inflation, declining interest rates and strong corporate profits have been the driving forces behind this spectacular performance.
     In attempting to achieve the Fund's objective of long-term growth of capital, the assets are positioned in economic sectors which we believe are likely to grow more rapidly and consistently than average. In this regard, heavy emphasis is placed upon the technology, healthcare, financial services and global consumer sectors. Sectors which are de-emphasized or not represented include basic materials, energy and utilities. Philosophically, this approach finds it basis in the fact that, over long periods of time, stock performance correlates very closely with relative earnings growth. If, the consensus view of slowing U.S. economic activity is true in 1998, companies which can produce above average earnings growth should become more valuable. We believe the Fund is well positioned for this type of an environment.



                                               COMPARISON OF CHANGE IN VALUE
                                                  OF A $10,000 INVESTMENT

                                      [line chart omitted -- plot points as follows:]

              Pillar Equity Growth Fund (CLASS I)       Pillar Equity Growth Fund (CLASS A)         S&P 500 Composite Index
 1/97                        10,000                                  9,450                                  10,000
12/97                        11,290                                 10,664                                  12,551

                                                       DOLLARS (000)

                           INVESTMENT GROWTH ANALYSIS
--------------------------------------------------------------------------------
                         Cumulative Total Return1
--------------------------------------------------------------------------------
                                   Since Inception
--------------------------------------------------------------------------------
CLASS I                                  12.89%
--------------------------------------------------------------------------------
CLASS A                                  12.85%
--------------------------------------------------------------------------------
CLASS A* (with load)                      6.67%
--------------------------------------------------------------------------------
CLASS B                                   8.02%
--------------------------------------------------------------------------------
CLASS B** (with load)                     3.15%
--------------------------------------------------------------------------------

 *RETURN FIGURES REFLECT THE IMPACT OF THE MAXIMUM 5.50% SALES CHARGE.

**RETURN FIGURES REFLECT THE IMPACT OF PAYING THE MAXIMUM CONTINGENT DEFERRED
   SALES CHARGE (CDSC) OF 5.50%.

 1FOR THE PERIOD ENDED DECEMBER 31, 1997. PAST PERFORMANCE OF THE PERIOD IS NOT
  PREDICITIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. EQUITY GROWTH FUND CLASS I (FORMERLY CLASS A) AND CLASS A (FORMERLY CLASS B) SHARES COMMENCED OPERATIONS ON FEBRUARY 3, 1997 AND CLASS B SHARES COMMENCED OPERATIONS ON MAY 21, 1997.


================================================================================

================================================================================



Manager's Discussion & Analysis (CONTINUED)


EQUITY VALUE FUND

     The Pillar Equity Value Fund posted good performance for the year ended December 31, 1997 with the Class I shares rising a total of 25.7% vs. the Lipper Growth and Income Average return of 27% and the S&P 500 Composite Index total return of just over 33%. Because of the sharp rotation and volatility that were evidenced during the year, the Fund maintained a more or less neutral posture with respect to economic sector exposure in an effort to limit overall risk. Additionally, individual company selections were primarily focused on larger capitalization names retaining a leadership position in their respective industries. The pharmaceutical and financial sectors provided much of the leadership during the year, while in the latter half, utilities and consumer staples offset some negative volatility in the Technology sector. The Asian situation detracted somewhat from earnings growth projections during the fourth quarter, weighing heavily on the equity market towards year end. Despite this, however, shareholders benefited from a third straight year of substantial returns driven by a very positive macroeconomic climate and continuing positive cash flows into the equity market.
     As the effect of the Asian crisis begins to impact the U.S. economy, we are expecting the overall growth rate of the U.S. economy to slow somewhat, resulting in a slowing growth rate for U.S. corporate earnings. While growth accelerated during 1997, the inflation rate declined and provided a favorable setting for declining interest rates. This scenario should carry over into 1998 and, despite a more subdued profit outlook, provide a moderately favorable backdrop for the stock market. We expect to find the best performance from industries and sectors which evidence continued "top line" growth and market share increases versus those where pricing power is important. These include, but are not limited to, pharmaceutical, financial services, and selected technology companies. Companies exhibiting inexpensive relative valuations where potential catalysts for change exist are also ideal candidates for the Equity Value Fund in the coming year. Again, given the potential uncertainties inherent in this environment, we expect to maintain a fairly neutral posture with respect to the overall market sector breakdown.


                                               COMPARISON OF CHANGE IN VALUE
                                                  OF A $10,000 INVESTMENT

                                      [line chart omitted -- plot points as follows:]

              Pillar Equity Value Fund (CLASS I)     Pillar Equity Value Fund (CLASS A)             S&P 500 Composite Index
4/30/92                     10,000                                  9,450                                   10,000
12/92                       10,668                                 10,071                                   10,726
12/93                       11,321                                 10,660                                   11,802
12/94                       10,686                                 10,039                                   11,957
12/95                       14,608                                 13,689                                   16,446
12/96                       17,777                                 16,584                                   20,218
12/97                       22,347                                 20,814                                   26,963

                                                       DOLLARS (000)



                           INVESTMENT GROWTH ANALYSIS
--------------------------------------------------------------------------------
                          Average Annual Total Return1
--------------------------------------------------------------------------------
                         1 Year    3 Year    5 Year    Since Inception
--------------------------------------------------------------------------------
CLASS I                  25.71%    27.88%    15.94%         15.23%
--------------------------------------------------------------------------------
CLASS A                  25.51%    27.51%    15.62%         14.93%
--------------------------------------------------------------------------------
CLASS A* (with load)     18.58%    25.15%    14.32%         13.81%
--------------------------------------------------------------------------------
CLASS B                    N/A       N/A       N/A          19.91%
--------------------------------------------------------------------------------
CLASS B** (with load)      N/A       N/A       N/A          12.01%
--------------------------------------------------------------------------------

 *RETURN FIGURES REFLECT THE IMPACT OF THE MAXIMUM 5.50% SALES CHARGE.

**RETURN FIGURES REFLECT THE IMPACT OF PAYING THE MAXIMUM CONTINGENT DEFERRED
  SALES CHARGE (CDSC) OF 5.50%.

 1FOR THE PERIOD ENDED DECEMBER 31, 1997. PAST PERFORMANCE OF THE PERIOD IS NOT
  PREDICITIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. EQUITY VALUE FUND CLASS I (FORMERLY CLASS A) AND CLASS A (FORMERLY CLASS B) SHARES COMMENCED OPERATIONS ON APRIL 1, 1992 AND CLASS B SHARES COMMENCED OPERATIONS ON MAY 12, 1997.



================================================================================
10

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997


EQUITY INCOME FUND

     U.S. stocks continued to provide extraordinary returns in 1997. The S&P 500 Composite Index rose 33.4% bringing the three year gain to more than 90%, a record for any three year period. Better than expected corporate profits combined with low interest rates set the stage for this outstanding gain. The Fund's Class I shares advanced by 25% for the year ended December 31, 1997 led by strong gains in pharmaceuticals and telephone companies.
     As 1998 begins, some uncertainties exist. The turmoil in Southeast Asia is likely to exert some downward pressure on the growth prospects of many companies. However, inflation seems well contained as the rise in the consumer price index in 1997 was 1.7%, nearly 50% less than the previous year. Therefore, rising interest rates should not be an inhibiting factor in the market's advance. This should allow the Fund to continue to search out investments which provide growth of capital consistent with an emphasis on current income.


                                               COMPARISON OF CHANGE IN VALUE
                                                  OF A $10,000 INVESTMENT

                                       [line chart omitted -- plot points as follows:]

              Pillar Equity Income Fund (CLASS I)    Pillar Equity Income Fund (CLASS A)       S&P 500 Composite Index
4/30/92                     10,000                                  9,450                              10,000
12/92                       10,662                                 10,055                              10,726
12/93                       11,757                                 11,055                              11,802
12/94                       11,238                                 10,551                              11,957
12/95                       15,233                                 14,265                              16,446
12/96                       18,434                                 17,218                              20,218
12/97                       23,049                                 21,468                              26,963

                                                       DOLLARS (000)


                           INVESTMENT GROWTH ANALYSIS
--------------------------------------------------------------------------------
                          Average Annual Total Return1
--------------------------------------------------------------------------------
                          1 Year     3 Year      5 Year    Since Inception
--------------------------------------------------------------------------------
CLASS I                   25.04%     27.06%      16.67%         16.17%
--------------------------------------------------------------------------------
CLASS A                   24.68%     26.72%      16.38%         15.88%
--------------------------------------------------------------------------------
CLASS A* (with load)      17.80%     24.34%      15.08%         14.75%
--------------------------------------------------------------------------------
CLASS B                    N/A        N/A         N/A           23.86%
--------------------------------------------------------------------------------
CLASS B** (with load)      N/A        N/A         N/A           15.58%
--------------------------------------------------------------------------------

 *RETURN FIGURES REFLECT THE IMPACT OF THE MAXIMUM 5.50% SALES CHARGE.

**RETURN FIGURES REFLECT THE IMPACT OF PAYING THE MAXIMUM CONTINGENT DEFERRED
   SALES CHARGE (CDSC) OF 5.50%.

 1FOR THE PERIOD ENDED DECEMBER 31, 1997. PAST PERFORMANCE OF THE PERIOD IS NOT
  PREDICITIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. EQUITY INCOME FUND CLASS I (FORMERLY CLASS A) AND CLASS A (FORMERLY CLASS B) SHARES COMMENCED OPERATIONS ON APRIL 1, 1992 AND CLASS B SHARES COMMENCED OPERATIONS ON MAY 8, 1997.


================================================================================

MID-CAP FUND

     Last year continued to be a year of change for the Pillar Mid Cap Fund. The first half of the year was difficult with returns being negative through the first four months of the year, but the Fund's Class I shares finished 1997 with a gain of 20.5% which was above the Lipper Mid Cap Average of 19.7%. The improved relative performance was partly attributable to the changing emphasis on larger capitalized securities and away from the very liquid and smaller capitalized stocks that were present in the portfolio a year ago. We have also raised our three year average return in the Mid Cap Fund's Class I shares to 17.8%. Our challenge for the coming year is to be closer to the S&P 400 Mid Cap index, which we still trailed in 1997. We feel this is an attainable goal for 1998.


                                               COMPARISON OF CHANGE IN VALUE
                                                  OF A $10,000 INVESTMENT

                                      [line chart omitted -- plot points as follows:]

                 Pillar Mid-Cap Fund (CLASS I)          Pillar Mid-Cap Fund (CLASS A)               S&P 400 Mid-Cap Index
4/30/92                   10,000                                   9,600                                  10,000
12/92                     11,037                                  10,589                                  11,385
12/93                     12,496                                  11,953                                  12,968
12/94                     11,329                                  10,813                                  12,502
12/95                     13,537                                  12,881                                  16,368
12/96                     15,372                                  14,597                                  19,514
12/97                     18,522                                  17,540                                  25,803

                                                       DOLLARS (000)


                           INVESTMENT GROWTH ANALYSIS
--------------------------------------------------------------------------------
                          Average Annual Total Return1
--------------------------------------------------------------------------------
                        1 Year   3 Year    5 Year   Since Inception
--------------------------------------------------------------------------------
CLASS I                 20.49%   17.80%    10.91%        11.37%
--------------------------------------------------------------------------------
CLASS A                 20.16%   17.50%    10.62%        11.09%
--------------------------------------------------------------------------------
CLASS A* (with load)    15.39%   15.91%     9.72%        10.30%
--------------------------------------------------------------------------------

 *RETURN FIGURES REFLECT THE IMPACT OF THE MAXIMUM 4.00% SALES CHARGE.

 1FOR THE PERIOD ENDED DECEMBER 31, 1997. PAST PERFORMANCE OF THE PERIOD IS NOT
  PREDICITIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MID -CAP VALUE FUND CLASS CLASS I (FORMERLY CLASS A) AND CLASS A (FORMERLY CLASS B) SHARES COMMENCED OPERATIONS ON APRIL 1, 1992.



================================================================================
12

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997


BALANCED FUND

     The U.S. equity market continued its strong performance in 1997, outperforming the fixed income markets by a wide margin. What was different in 1997 though, was a very strong absolute performance in the bond market. The Lehman Intermediate Government/Corporate index returned 7.9% during the year while the S&P 500 Composite Index returned 33.4%. The Pillar Balanced Fund's Class I shares returned 19.7% during 1997, which was slightly above the Lipper Balanced Fund Index Average of 19.3%. The asset allocation of the Fund at year end was 70% stocks and 30% fixed income securities.
     Our outlook in 1998 is for a more difficult operating environment for corporate profits, somewhat offset by lower bond yields and strong cash flows into equity mutual funds. As such, we have already shifted to a more neutral position of 60% stocks and 40% bonds. Our equity strategy continues to emphasize investing in companies that are leaders in their industries and that we think may be more immune to the slower operating profit environment. Our bond position emphasizes high quality, noncallable obligations that will benefit in the lower interest rate environment that we believe is in the cards for this year.



                                               COMPARISON OF CHANGE IN VALUE
                                                  OF A $10,000 INVESTMENT

                                      [line chart omitted -- plot points as follows:]

      Pillar Balanced Fund(CLASS I)   Pillar Balanced Fund(CLASS A)    S&P 500 Composite Index     Lehman Intermediate Government/
                                                                                                         Corporate Index
4/30/92          10,000                            9,450                       10,000                        10,000
12/92            10,533                            9,934                       10,726                        10,721
12/93            11,364                           10,691                       11,802                        11,663
12/94            10,840                           10,171                       11,957                        11,438
12/95            13,849                           12,971                       16,446                        13,189
12/96            15,756                           14,708                       20,218                        13,724
12/97            18,857                           17,570                       26,963                        14,804

                                                       DOLLARS (000)



                           INVESTMENT GROWTH ANALYSIS
--------------------------------------------------------------------------------
                          Average Annual Total Return1
--------------------------------------------------------------------------------
                            1 Year     3 Year    5 Year   Since Inception
--------------------------------------------------------------------------------
CLASS I                     19.68%     20.27%    12.36%         11.86%
--------------------------------------------------------------------------------
CLASS A                     19.46%     19.98%    12.08%         11.56%
--------------------------------------------------------------------------------
CLASS A* (with load)        12.92%     17.73%    10.82%         10.48%
--------------------------------------------------------------------------------
CLASS B                      N/A        N/A       N/A           20.18%
--------------------------------------------------------------------------------
CLASS B** (with load)        N/A        N/A       N/A           11.26%
--------------------------------------------------------------------------------

 *RETURN FIGURES REFLECT THE IMPACT OF THE MAXIMUM 5.50% SALES CHARGE.

**RETURN FIGURES REFLECT THE IMPACT OF PAYING THE MAXIMUM CONTINGENT DEFERRED
   SALES CHARGE (CDSC) OF 5.50%.

 1FOR THE PERIOD ENDED DECEMBER 31, 1997. PAST PERFORMANCE OF THE PERIOD IS NOT
  PREDICITIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. BALANCED GROWTH FUND CLASS I (FORMERLY CLASS A) AND CLASS A (FORMERLY CLASS B) SHARES COMMENCED OPERATIONS ON APRIL 1, 1992 AND CLASS B SHARES COMMENCED OPERATIONS ON MAY 8, 1997.


================================================================================

================================================================================

INTERNATIONAL GROWTH FUND

     For the year ended December 31, 1997, the Pillar International Growth Fund's Class I shares provided a net return to shareholders of 0.25%. The Fund ended the year behind its benchmark, the Morgan Stanley Capital International--Europe, Australia, Far East (MSCI EAFE) Index, which returned 1.78% during the year.
     World stock markets were mixed in 1997. Some regions of the world were strong (such as North America, Europe and Latin America) while Asian securities generally declined significantly. The major cause of the Fund's shortfall relative to Lipper in 1997 was a small commitment to investments in Southeast Asia as well as a higher than average exposure to Japan and its ailing economy. Stocks in both Japan and Southeast Asia declined significantly during the year. In contrast, benefiting Fund returns were investments in Europe.
     As of December 31, 1997, almost 61% of the Fund was invested in Europe. We view the economic and stock market dynamics in Europe as among the most positive in the world at this time. On a company basis, we find European managements increasingly focused on the bottom line. Global competition and the move to monetary union is accelerating this process, which in turn is increasing merger and acquisition activity, thus supporting equity prices. While European profits may be impacted somewhat by the Asian turmoil, the European economy has less exposure to Southeast Asia than is true for most other major regions of the world. Therefore, company profits in Europe should increase significantly in 1998 as economic growth continues to improve and currencies remain highly competitive. Meanwhile, tight fiscal policies and still relatively high unemployment will keep inflation and interest rates in check. The Fund is participating in these positive stock market dynamics through investments in some of the world's major drug companies, such as Bayer, Phone-Poulenc and Roche
Holdings: financial services companies such as Unidanmark, ING Group and Nordbanken; as well as consumer staple companies like Nestle and Bass PLC.
     Investments in the Japanese stock market only account for 16.4% of the Fund's net assets as of December 31, 1997. This low level of investment (relative to the benchmark MSCI EAFE Index) is reflective of our cautious view of the economic health of Japan over the near term. We do not yet see a catalyst for a broad based rally in Japan. For that to happen, the government must put in place meaningful measures to stimulate private consumption growth through a permanent income tax cut. We also need to see an environment where further changes in both the regulatory framework and company management attitudes allow for the efficient use of capital through an unwinding of cross share holdings and a real possibility of increased merger and acquisition activity. December's announcement of plans to help recapitalize their financial system was a step (albeit small) in the right direction. The Fund's strategy in Japan is twofold; First, to add defensive stocks by adding to particular well positioned exporters such as Rohm, the electrical components maker, and Sony, the consumer electronics giant; and

================================================================================
14

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997



also domestic stocks with significant restructuring potential such as NTT, the giant telecommunications company. Second, in recognition of the long-term opportunity from some well-positioned domestic companies, the Fund maintains a reduced commitment to companies sensitive to the domestic economy. While better growth will take some time to materialize, these securities are available at extremely attractive valuations and have significant upside from here. Investments in the remaining developed markets of Asia (Australia, Hong Kong, New Zealand and Singapore) represent 6.7% of the Funds' assets.
     We have become increasingly conservative in our emerging markets stance during 1997 as there remain many real problems to be solved, bankruptcies and defaults to come, difficulties in policy implementation and uncertain politics. At year end, emerging markets in aggregate accounted for only 6.6% of the Fund, with only slightly over one percent in emerging Asian markets and the remainder in Latin America. Although there is some further spill-over risk from Asian woes into Latin America, we see stronger economic growth there, and few excesses, with quite reasonable valuations.
     Looking forward, 1998 is likely to be a year with significant regional divergence -- as witnesses both in economic growth as well as in the strength of each country's stock market. In this environment, we believe the Fund is well positioned to benefit from the positive European dynamics we see unfolding, while the Asian markets should do better later in the year once the worst of the crisis is past.



                                               COMPARISON OF CHANGE IN VALUE
                                                  OF A $10,000 INVESTMENT

                                     [line chart omitted -- plot points as follows:]

          Pillar International Growth Fund (CLASS I)     Pillar International Growth Fund (CLASS A)    MSCI EAFE Index
 5/95                       10,000                                       9,450                            10,000
12/95                       10,747                                      10,141                            10,648
12/96                       11,948                                      11,244                            11,293
12/97                       11,978                                      11,244                            11,495

                                                       DOLLARS (000)


                           INVESTMENT GROWTH ANALYSIS
--------------------------------------------------------------------------------
                          Average Annual Total Return1
--------------------------------------------------------------------------------
                                   1 Year               Since Inception
--------------------------------------------------------------------------------
CLASS I                             0.25%                     7.12%
--------------------------------------------------------------------------------
CLASS A                             0.00%                     6.85%
--------------------------------------------------------------------------------
CLASS A* (with load)               -5.47%                     4.63%
--------------------------------------------------------------------------------
CLASS B                              N/A                     -3.64%
--------------------------------------------------------------------------------
CLASS B** (with load)                N/A                    -11.03%
--------------------------------------------------------------------------------

 *RETURN FIGURES REFLECT THE IMPACT OF THE MAXIMUM 5.50% SALES CHARGE.

**RETURN FIGURES REFLECT THE IMPACT OF PAYING THE MAXIMUM CONTINGENT DEFERRED
   SALES CHARGE (CDSC) OF 5.50%.

 1FOR THE PERIOD ENDED DECEMBER 31, 1997. PAST PERFORMANCE OF THE PERIOD IS NOT
  PREDICITIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INTERNATIONAL GROWTH FUND CLASS I (FORMERLY CLASS A), CLASS A (FORMERLY CLASS B) AND CLASS B SHARES COMMENCED OPERATIONS ON MAY 1, 1995, MAY 4, 1995 AND MAY 7, 1997 RESPECTIVELY.


================================================================================

================================================================================


STATEMENT OF NET ASSETS

U.S. TREASURY SECURITIES MONEY MARKET FUND
--------------------------------------------------------------
                                        FACE
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--76.6%
   U.S. Treasury Bills (A)
     4.910%, 01/15/98                  $80,000        $ 79,845
     5.190%, 01/22/98                   55,000          54,832
     5.090%, 01/29/98                   30,000          29,882
     5.130%, 02/05/98                   90,000          89,553
     5.240%, 02/26/98                   30,000          29,755
     5.100%, 03/05/98                   20,000          19,821
     5.250%, 03/26/98                   35,000          34,574
     5.260%, 04/02/98                   40,000          39,468
   U.S. Treasury Note
     5.125%, 03/31/98                    5,000           4,996
                                                      --------
Total U.S. Treasury Obligations
   (Cost $382,726)                                     382,726
                                                      --------

REPURCHASE AGREEMENTS--23.8%
   J.P. Morgan
     5.70%, dated 12/31/97, matures
     01/02/98, repurchase price
     $40,012,493 (collateralized by
     U.S. Treasury Securities, total
     market value $40,800,996) (B)      40,000          40,000
   J.P. Morgan
     6.36%, dated 12/31/97, matures
     01/02/98, repurchase price
     $11,683,486 (collateralized by
     U.S. Treasury Note, total
     market value $11,974,833) (B)      11,679          11,679
   J.P. Morgan
     6.36%, dated 12/31/97, matures
     01/02/98, repurchase price
     $67,244,059 (collateralized by
     U.S. Treasury Securities, total
     market value $68,565,096) (B)      67,221          67,221
                                                      --------
Total Repurchase Agreements
   (Cost $118,900)                                     118,900
                                                      --------
Total Investments--100.4%
   (Cost $501,626)                                     501,626
                                                      --------
OTHER ASSETS AND LIABILITIES, NET--(0.4%)               (1,938)
                                                      --------

NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 486,910,809 outstanding shares of
     beneficial interest                               486,911
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 12,490,855 outstanding shares of
     beneficial interest                                12,491


--------------------------------------------------------------
                                        FACE
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   Undistributed net investment income                $    200
   Accumulated net realized gain on investments             86
                                                      --------
Total Net Assets--100.0%                              $499,688
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                            $1.00
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                            $1.00
                                                      ========
(A) THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS REPRESENTS THE SECURITY'S DISCOUNT RATE AT PURCHASE.

(B) TRI-PARTY REPURCHASE AGREEMENT.


PRIME OBLIGATION MONEY MARKET FUND
--------------------------------------------------------------
COMMERCIAL PAPER--66.6%
BANKING--17.0%
   Abbey National Bank
     5.530%, 01/14/98                 $  5,000           4,990
     5.530%, 02/03/98                    6,855           6,820
   Banc One Funding
     5.630%, 01/16/98                    5,000           4,988
     5.800%, 02/09/98                    5,000           4,969
     5.780%, 02/13/98                    5,000           4,966
   Bank of New York
     5.900%, 01/08/98                    3,300           3,296
     6.000%, 01/15/98                    9,000           8,979
   BankAmerica
     5.570%, 01/07/98                   10,000           9,991
     5.530%, 01/15/98                    5,000           4,989
   Banker's Trust
     5.550%, 01/12/98                    4,000           3,993
     5.870%, 01/20/98                    1,200           1,196
   Norwest Financial
     5.650%, 01/14/98                    5,000           4,990
   Toronto Dominion
     5.550%, 01/02/98                    5,000           4,999
     5.660%, 02/19/98                    7,000           6,946
                                                      --------
                                                        76,112
                                                      --------
FINANCIAL SERVICES--27.2%
   American Express
     5.800%, 01/12/98                   10,000           9,982
   Cargill
     5.680%, 03/10/98                    9,000           8,903
   Centric Funding
     5.750%, 01/05/98                    4,000           3,997
     5.620%, 01/20/98                    1,000             997
     5.730%, 04/08/98                   10,000           9,846
   Ford Motor Credit
     5.710%, 03/23/98                    7,000           6,910



================================================================================
16

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997


--------------------------------------------------------------
                                        FACE
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   General Electric Capital
     5.530%, 01/12/98                  $ 5,000        $  4,992
     5.600%, 01/13/98                    5,000           4,991
     5.690%, 01/20/98                    5,000           4,985
     5.630%, 04/10/98                    5,000           4,923
   International Lease
     5.550%, 01/07/98                    5,000           4,995
     5.550%, 01/13/98                    5,000           4,991
     5.480%, 01/16/98                    6,000           5,986
   Merrill Lynch
     5.770%, 02/12/98                    5,000           4,966
     5.720%, 03/13/98                    5,000           4,944
     5.690%, 04/16/98                    5,000           4,917
     5.550%, 01/07/98                    5,000           4,995
   Transamerica
     5.650%, 01/23/98                   10,000           9,965
   USAA Capital
     5.670%, 01/26/98                    5,000           4,980
     5.690%, 02/13/98                    6,000           5,959
     5.630%, 03/20/98                    5,000           4,939
                                                      --------
                                                       122,163
                                                      --------
INDUSTRIAL--9.9%
   American Home Products
     5.740%, 02/13/98                   10,000           9,931
   Ciesco
     5.700%, 01/13/98                   10,000           9,981
   Colonial Pipeline
     5.530%, 02/17/98                    3,900           3,872
     5.650%, 06/10/98                    6,500           6,337
   PHH
     5.850%, 02/18/98                    4,300           4,266
     5.680%, 03/30/98                    5,000           4,931
   Pitney Bowes
     5.490%, 01/09/98                    5,000           4,994
                                                      --------
                                                        44,312
                                                      --------
UTILITIES--12.5%
   Bell Atlantic
     5.900%, 01/20/98                   10,000           9,969
     5.800%, 01/21/98                    7,000           6,977
   BellSouth
     5.900%, 01/27/98                    9,500           9,460
     5.700%, 02/09/98                    3,500           3,478
   Carolina Power & Light
     5.700%, 02/27/98                    1,900           1,883
   FPL Fuels
     5.780%, 02/05/98                   10,000           9,944


--------------------------------------------------------------
                                        FACE
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   National Rural Utilities Cooperative
     5.690%, 03/20/98                 $ 10,000        $  9,877
     5.690%, 04/28/98                    4,500           4,417
                                                      --------
                                                        56,005
                                                      --------
Total Commercial Paper
   (Cost $298,592)                                     298,592
                                                      --------
U.S. GOVERNMENT AGENCY OBLIGATIONS--16.1%
   Federal Farm Credit Bank
     5.500%, 01/02/98                    5,000           5,000
     5.530%, 02/02/98                    5,000           5,000
     5.550%, 03/02/98                    5,000           5,000
     5.620%, 04/01/98                    5,000           5,000
   Federal Home Loan Bank
     5.790%, 01/21/98                    5,000           5,000
     5.875%, 01/30/98                    5,000           5,000
     5.805%, 02/13/98                    5,300           5,300
     5.670%, 03/05/98                    5,000           5,000
     5.860%, 07/30/98                    5,000           5,000
     5.875%, 10/23/98                    5,000           5,000
     5.860%, 11/25/98                    8,000           8,000
     5.910%, 12/18/98                    5,000           5,000
   Federal Home Loan Mortgage
     Corporation (A)
     5.700%, 01/22/98                    4,000           3,987
   Federal National Mortgage
     Association (A)
     5.610%, 02/20/98                    5,000           4,962
                                                      --------
Total U.S. Government Agency Obligations
   (Cost $72,249)                                       72,249
                                                      --------

CORPORATE OBLIGATIONS--3.7%
   Ford Capital
     9.375%, 01/01/98                    6,500           6,500
   Ford Motor Credit
     6.250%, 02/26/98                    5,000           5,001
   John Deere (MTN)
     5.850%, 10/28/98                    5,000           4,998
                                                      --------
Total Corporate Obligations
   (Cost $16,499)                                       16,499
                                                      --------

CERTIFICATES OF DEPOSIT--2.2%
   Banker's Trust
     6.240%, 04/02/98                    5,000           5,001
   Morgan Guaranty
     5.850%, 03/16/98                    5,000           4,998
                                                      --------
Total Certificates of Deposit
   (Cost $9,999)                                         9,999
                                                      --------

================================================================================

================================================================================



STATEMENT OF NET ASSETS

PRIME OBLIGATION MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------
                                        FACE
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
REPURCHASE AGREEMENTS--12.4%
   Barclays
     6.48%, dated 12/31/97, matures
     01/02/98, repurchase price
     $29,064,460 (collateralized by
     U.S. Treasury Note, total
     market value $29,635,647) (B)     $29,054        $ 29,054
   J.P. Morgan
     6.48%, dated 12/31/97, matures
     01/02/98, repurchase price
     $16,209,396 (collateralized by
     U.S. Treasury Note, total
     market value $16,528,768) (B)      16,204          16,204
   Lehman Brothers
     6.48%, dated 12/31/97, matures
     01/02/98, repurchase price
     $10,505,850 (collateralized by
     U.S. Treasury Bond, total
     market value $10,709,792) (B)      10,502          10,502
                                                      --------
Total Repurchase Agreements
   (Cost $55,760)                                       55,760
                                                      --------
Total Investments--101.0%
   (Cost $453,099)                                     453,099
                                                      --------
OTHER ASSETS AND LIABILITIES, NET--(1.0%)               (4,366)
                                                      --------

NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 400,707,591 outstanding shares of
     beneficial interest                               400,708
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 17,513,552 outstanding shares of
     beneficial interest                                17,514
   Portfolio Shares of Class B (unlimited
     authorization -- no par value) based
     on 10,075 outstanding shares of
     beneficial interest                                    10
   Portfolio Shares of Class S (unlimited
     authorization -- no par value) based
     on 30,519,982 outstanding shares of
     beneficial interest                                30,520
   Undistributed net investment income                      13
   Accumulated net realized loss on investments            (32)
                                                      --------
Total Net Assets--100.0%                              $448,733
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                            $1.00
                                                      ========


--------------------------------------------------------------
                                        FACE
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                            $1.00
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B                            $1.00
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class S                            $1.00
                                                      ========
(A) THE RATE REFLECTED ON THE STATEMENT OF
    NET ASSETS REPRESENTS THE SECURITY'S
    DISCOUNT RATE AT PURCHASE.

(B) TRI-PARTY REPURCHASE AGREEMENT.

MTN -- MEDIUM TERM NOTE



TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------
MUNICIPAL BONDS--95.6%
ALABAMA--1.8%
   State, Public School &
     College Authority (RB)
     4.500%, 11/01/98                   $1,490           1,498
                                                      --------
ARIZONA--6.0%
   Avondale, Industrial
     Development (RB) (B)
     3.750%, 01/07/98                    1,500           1,500
   Salt River Project, Agriculture
     and Improvement (CP)
     3.755%, 05/15/98                    2,500           2,500
   State, Transportation Board
     (RB) (MBIA)
     6.800%, 07/01/98                    1,000           1,015
                                                      --------
                                                         5,015
                                                      --------
FLORIDA--0.8%
   Alachua County, Industrial
     Development (RB) (A) (B) (C)
     3.800%, 01/01/98                      700             700
                                                      --------
GEORGIA--2.4%
   Marietta, Housing Authority,
     Bells Ferry (RB) (A) (C)
     3.650%, 07/15/98                    2,000           2,000
                                                      --------
ILLINOIS--4.6%
   State, Development Finance Authority,
     Illinois Power Project, Series B
     (RB) (A) (B) (C)
     3.700%, 01/07/98                    2,000           2,000
   State, Health Facilities Authority,
     Sisters Hospital Service, Series E
     (RB) (MBIA) (A) (B) (C)
     3.700%, 01/07/98                    1,300           1,300


================================================================================
18

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997


--------------------------------------------------------------
                                        FACE
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   State (GO)
     4.500%, 06/01/98                  $   500        $    502
                                                      --------
                                                         3,802
                                                      --------
KENTUCKY--1.8%
   State, Rural Water Finance Corporation,
     Rural Water Public Projects
     4.375%, 04/01/98                    1,500           1,502
                                                      --------
LOUISIANA--11.2%
   New Orleans, Aviation Board, Series A
     (RB) (MBIA) (A) (B) (C)
     3.800%, 01/07/98                    2,000           2,000
   New Orleans, Aviation Board, Series B
     (RB) (MBIA) (A) (B) (C)
     3.800%, 01/07/98                    3,000           3,000
   New Orleans, Aviation Board, Series C
     (GO) (MBIA) (A) (B) (C)
     3.800%, 01/07/98                    1,400           1,400
   State, Public Facilities Authority,
     Willis-Knighton Medical Center
     (RB) (AMBAC) (A) (B) (C)
     3.700%, 01/07/98                    3,000           3,000
                                                      --------
                                                         9,400
                                                      --------
MARYLAND--4.4%
   Howard County, Multi-Family
     Housing Authority, Sherwood
     Crossing Project (RB) (A) (B)
     3.950%, 01/01/98                    1,600           1,600
   Montgomery County, Draper
     Lane Apartments (RB) (FGIC) (B)
     3.950%, 01/07/98                    1,000           1,000
   Montgomery County (GO)
     6.300%, 04/01/98                      550             554
   State, Department of
     Transportation (RB)
     6.400%, 07/15/98                      500             507
                                                      --------
                                                         3,661
                                                      --------
MICHIGAN--1.4%
   State, Hospital Financing Authority,
     Hospital Equipment Program
     (RB) (A) (B) (C)
     3.800%, 01/07/98                    1,200           1,200
                                                      --------
MINNESOTA--1.7%
   New Brighton, Industrial
     Development Authority,
     Unicare Nursing Homes
     Project (A) (B) (C)
     4.350%, 01/07/98                    1,400           1,400
                                                      --------


--------------------------------------------------------------
                                        FACE
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
MISSOURI--1.9%
   Springfield, Industrial Development
     Authority, Pebblecreek
     Apartments (RB) (A) (B) (C)
     3.750%, 01/07/98                   $1,200        $  1,200
   West Plains, Industrial Development
     Authority, West Plains
     Manor Project (RB) (A)
     4.500%, 01/01/98                      400             400
                                                      --------
                                                         1,600
                                                      --------
NEVADA--1.2%
   Las Vegas, Nevada Convention &
     Visitors Authority (GO) (MBIA)
     5.400%, 07/01/98                    1,000           1,008
                                                      --------
NEW JERSEY--23.4%
   Borough of Paramus (BAN)
     3.820%, 08/13/98                    1,500           1,501
   Essex County, Series A (BAN)
     4.250%, 08/07/98                    1,700           1,704
   Fort Lee (BAN)
     4.200%, 02/02/98                    1,500           1,500
   Hackensack (BAN)
     4.000%, 12/17/98                    1,500           1,503
   Madison Borough (BAN)
     3.830%, 03/20/98                    1,525           1,525
   North Arlington (BAN)
     4.250%, 07/22/98                    1,000           1,001
   Northvale (BAN)
     3.990%, 06/09/98                    1,000           1,000
   Passaic County, Series 97b (MBIA)
     3.900%, 08/04/98                    1,000           1,000
   State (CP)
     3.700%, 01/13/98                    2,000           2,000
   State (GO) (MBIA)
     9.400%, 04/01/98                    2,000           2,027
   State, Economic Development
     Authority, Peddie School Project
     (RB) (A) (B) (C)
     4.050%, 01/01/98                    1,350           1,350
   State, Education Facilities Authority,
     Drew University, Series B
     (RB) (AMBAC)
     4.000%, 03/01/98                      270             270
   Summit (BAN)
     4.000%, 07/21/98                      300             300
     4.000%, 12/17/98                      900             902
   Westwood (GO)
     4.250%, 08/17/98                    2,000           2,005
                                                      --------
                                                        19,588
                                                      --------


================================================================================

================================================================================


Statement of Net Assets

TAX-EXEMPT MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------
                                        FACE
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
NEW YORK--2.4%
   New York City, Water Authority (CP)
     3.800%, 03/10/98                   $2,000        $  2,000
                                                      --------
NORTH CAROLINA--1.3%
   Wake County, Carolina Power &
     Light Company (RB) (A) (B) (C)
     3.700%, 01/07/98                    1,100           1,100
                                                      --------
PENNSYLVANIA--3.0%
   Washington County, State Authority
     Lease Revenue, Higher Education
     Pooled Equipment Lease (RB) (A)
     3.850%, 01/07/98                    2,500           2,500
                                                      --------
SOUTH CAROLINA--4.5%
   Lexington & Richland Counties,
     School District Number 005 (GO)
     4.250%, 03/01/98                    1,000           1,001
   State, Columbia Mill Building
     Project (RB) (MBIA)
     5.850%, 02/01/98                    1,775           1,778
   York County, Pollution Control
     Revenue (RB) (A)
     3.700%, 03/15/98                    1,000           1,000
                                                      --------
                                                         3,779
                                                      --------
TENNESSEE--4.8%
   Morristown, Industrial Development
     Board, Williamhouse Regency
     (RB) (B)
     3.950%, 01/01/98                    2,000           2,000
   Nashville & Davidson Counties,
     Old Hickory Towers,
     Series A (RB) (A) (B) (C)
     3.950%, 01/07/98                    2,000           2,000
                                                      --------
                                                         4,000
                                                      --------
TEXAS--8.1%
   Austin, Utility Authority (CP)
     3.750%, 05/11/98                    1,000           1,000
   Dallas, Denton & Collin
     County (GO)
     4.200%, 02/15/98                    1,000           1,001
   Harris County (GO)
     5.750%, 10/01/98                    2,000           2,029
   Hunt County, Industrial
     Development Authority,
     Trico Industries (A) (B) (C)
     3.800%, 01/06/98                    2,700           2,700
                                                      --------
                                                         6,730
                                                      --------


--------------------------------------------------------------
                                    FACE AMOUNT
DESCRIPTION                         (000)/SHARES   VALUE (000)
--------------------------------------------------------------
VIRGINIA--4.6%
   Franklin County (GO)
     5.600%, 07/15/98                   $  825        $    833
   Harrisonburg, Multi-Family
     Housing Authority, Rolling
     Brook Village Apartments,
     Series A (RB) (B) (C)
     2.800%, 02/01/98                    3,000           3,000
                                                      --------
                                                         3,833
                                                      --------
WASHINGTON--2.6%
   Chelan County, Public Utility
     District, Chelan Hydro Project,
     Series A (RB) (MBIA) (A)
     3.700%, 01/07/98                    2,200           2,200
                                                      --------
WISCONSIN--1.7%
   State, Transportation (RB)
     4.600%, 07/01/98                    1,400           1,405
                                                      --------
Total Municipal Bonds
   (Cost $79,921)                                       79,921
                                                      --------

CASH EQUIVALENTS--3.7%
   Goldman Sachs Tax-Free
     Money Market                          823             823
   SEI Institutional Tax-Free Portfolio  2,286           2,286
                                                      --------
Total Cash Equivalents
   (Cost $3,109)                                         3,109
                                                      --------
Total Investments--99.3%
   (Cost $83,030)                                       83,030
                                                      --------
OTHER ASSETS AND LIABILITIES, NET--0.7%                    576
                                                      --------

NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 75,105,695 outstanding shares of
     beneficial interest                                75,106
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 8,507,623 outstanding shares of
     beneficial interest                                 8,507
   Undistributed net investment income                       1
   Accumulated net realized loss on investments             (8)
                                                      --------
Total Net Assets--100.0%                               $83,606
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                            $1.00
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A                            $1.00
                                                      ========

================================================================================
20

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997


--------------------------------------------------------------
                                        FACE
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
(A) FLOATING RATE INSTRUMENT WITH DEMAND FEATURES. THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1997. THE DATE SHOWN IS THE LONGER OF THE RESET OR DEMAND DATE.

(B) PUT OR DEMAND FEATURE EXISTS REQUIRING THE ISSUER TO REPURCHASE THE INSTRUMENT PRIOR TO MATURITY.

(C) SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT OR OTHER CREDIT SUPPORT.

BAN -- BOND ANTICIPATION NOTE

CP -- COMMERCIAL PAPER

GO -- GENERAL OBLIGATION

RB -- REVENUE BOND

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR CERTAIN SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS:

AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION

FGIC -- FEDERAL GUARANTY INSURANCE COMPANY

MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE


U.S. TREASURY SECURITIES PLUS MONEY
MARKET FUND
--------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--65.4%
   U.S. Treasury Bills (A)
     5.323%, 01/08/98                  $ 5,000        $  4,995
     4.940%, 01/15/98                    5,000           4,990
     5.190%, 01/22/98                   10,000           9,970
     5.150%, 01/29/98                    5,000           4,980
     5.170%, 02/05/98                   10,000           9,950
   U.S. Treasury Notes
     5.000%, 01/31/98                    5,000           4,998
     5.125%, 03/31/98                    5,000           4,996
                                                      --------
Total U.S. Treasury Obligations
   (Cost $44,879)                                       44,879
                                                      --------

REPURCHASE AGREEMENTS--33.2%
   Barclays
     6.49%, dated 12/31/97, matures
     01/02/98, repurchase price
     $11,803,325 (collateralized by
     U.S. Treasury Bond, total
     market value $12,036,026) (B)      11,799          11,799
   J.P. Morgan
     6.49%, dated 12/31/97, matures
     01/02/98, repurchase price
     $9,306,170 (collateralized by
     U.S. Treasury Note, total
     market value $9,489,953) (B)        9,303           9,303


--------------------------------------------------------------
                                        FACE
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   Lehman Brothers
     6.49%, dated 12/31/97, matures
     01/02/98, repurchase price
     $1,725,268 (collateralized by
     U.S. Treasury Note, total
     market value $1,781,663) (B)       $1,725        $  1,725
                                                      --------
Total Repurchase Agreements
   (Cost $22,827)                                       22,827
                                                      --------
Total Investments--98.6%
   (Cost $67,706)                                       67,706
                                                      --------
OTHER ASSETS AND LIABILITIES, NET--1.4%                    952
                                                      --------

NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 68,676,871 outstanding shares of
     beneficial interest                                68,677
   Accumulated net realized loss on investments            (19)
                                                      --------
Total Net Assets--100.0%                               $68,658
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                            $1.00
                                                      ========

(A) THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS
    REPRESENTS THE SECURITY'S DISCOUNT RATE AT PURCHASE.

(B) TRI-PARTY REPURCHASE AGREEMENT.

INSTITUTIONAL SELECT MONEY MARKET FUND
--------------------------------------------------------------
COMMERCIAL PAPER--56.7%
BANKS--14.6%
   Abbey National Bank
     5.530%, 01/14/98                    1,000             998
   Banc One Funding
     5.730%, 01/16/98                      500             499
     5.750%, 02/13/98                    1,000             993
   BankAmerica
     5.530%, 01/15/98                    1,000             998
   Bank of New York
     6.000%, 01/15/98                    1,000             998
   Banker's Trust
     5.550%, 01/12/98                    1,000             998
     5.750%, 03/30/98                    1,000             986
   Norwest Financial
     5.650%, 01/14/98                    1,000             998


================================================================================

================================================================================


STATEMENT OF NET ASSETS

INSTITUTIONAL SELECT MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------
                                        FACE
DESCRIPTION                         AMOUNT (000)       VALUE
--------------------------------------------------------------
   Toronto Dominion
     5.550%, 01/02/98                  $   500        $    500
     5.660%, 02/19/98                    1,000             992
                                                      --------
                                                         8,960
                                                      --------
FINANCIAL SERVICES--23.7%
   American Express
     5.800%, 01/12/98                    1,000             998
   Cargill
     5.680%, 03/10/98                    1,000             989
   Centric Funding
     5.750%, 01/05/98                      400             400
     5.730%, 04/08/98                    1,000             985
   Ford Motor Credit
     5.670%, 01/05/98                    1,000             999
   General Electric Capital
     5.750%, 01/06/98                      500             500
     5.700%, 01/13/98                    1,000             998
     5.600%, 01/14/98                      500             499
   International Lease
     5.550%, 01/13/98                    1,000             998
   Merrill Lynch
     5.620%, 01/16/98                    1,000             998
     5.710%, 01/22/98                      500             498
     5.720%, 03/13/98                      500             494
   National Rural
     5.690%, 03/20/98                    1,000             988
     5.690%, 04/28/98                      500             491
   Transamerica
     5.850%, 01/07/98                      966             965
     5.650%, 01/23/98                    1,000             997
   USAA Capital
     5.560%, 01/05/98                      800             799
     5.630%, 03/20/98                    1,000             988
                                                      --------
                                                        14,584
                                                      --------
INDUSTRIAL--12.7%
   AHP
     5.740%, 02/13/98                    1,000             993
   Ciesco
     5.700%, 01/13/98                    1,500           1,497
   Colonial Pipeline
     5.800%, 01/09/98                    1,250           1,248
     5.650%, 06/10/98                      500             487
   FPL Fuels
     5.780%, 02/05/98                    1,000             994
   ILFC
     5.750%, 01/16/98                    1,000             998
   PHH
     5.650%, 01/30/98                      630             627
     5.700%, 03/27/98                    1,000             987
                                                      --------
                                                         7,831
                                                      --------


--------------------------------------------------------------
                                        FACE
DESCRIPTION                         AMOUNT (000)       VALUE
--------------------------------------------------------------
UTILITIES--5.7%
   Bell Atlantic
     5.900%, 01/20/98                   $1,000        $    997
     5.800%, 01/21/98                    1,000             997
   BellSouth
     5.900%, 01/27/98                      500             498
     5.700%, 02/09/98                    1,000             994
                                                      --------
                                                         3,486
                                                      --------
Total Commercial Paper
   (Cost $34,861)                                       34,861
                                                      --------
U.S. GOVERNMENT AGENCY OBLIGATIONS--14.2%
   Federal Home Loan Bank (A)
     5.520%, 01/23/98                    1,368           1,363
     5.860%, 07/30/98                    1,000           1,000
     5.780%, 08/13/98                    1,000           1,000
     5.900%, 09/16/98                      500             500
     5.875%, 10/23/98                    1,000           1,000
     5.860%, 11/25/98                    1,000           1,000
     5.910%, 12/18/98                    1,000           1,000
   Federal Home Loan Mortgage
     Corporation
     5.700%, 01/22/98                      846             843
   Federal National Mortgage Association
     5.610%, 02/20/98                    1,000             992
                                                      --------
Total U.S. Government Agency Obligations
   (Cost $8,698)                                         8,698
                                                      --------

CORPORATE OBLIGATIONS--2.4%
   Ford Capital
     9.375%, 01/01/98                    1,000           1,000
   John Deere (MTN)
     5.850%, 10/28/98                      500             500
                                                      --------
Total Corporate Obligations
   (Cost $1,500)                                         1,500
                                                      --------

REPURCHASE AGREEMENTS--28.2%
   Barclays
     6.46%, dated 12/31/97, matures
     01/02/98, repurchase price
     $8,604,800 (collateralized by
     U.S. Treasury Note, total
     market value $8,774,677) (B)        8,602           8,602
   J.P. Morgan
     6.46%, dated 12/31/97, matures
     01/02/98, repurchase price
     $8,764,223 (collateralized by
     U.S. Treasury Bond, total
     market value $8,937,099) (B)        8,761           8,761
                                                      --------







================================================================================
22

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997


--------------------------------------------------------------
                                    FACE AMOUNT      MARKET
DESCRIPTION                         (000)/SHARES   VALUE (000)
--------------------------------------------------------------
Total Repurchase Agreements
(Cost $17,363)                                        $ 17,363
                                                      --------

Total Investments--101.5%
   (Cost $62,422)                                       62,422
                                                      --------
OTHER ASSETS AND LIABILITIES, NET--(1.5%)                 (900)
                                                      --------

NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 61,520,901 outstanding shares of
     beneficial interest                                61,521
   Accumulated net realized gain on investments              1
                                                      --------
Total Net Assets--100.0%                               $61,522
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                            $1.00
                                                      ========

(A) THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS
    REPRESENTS THE SECURITY'S DISCOUNT RATE AT PURCHASE.

(B) TRI-PARTY REPURCHASE AGREEMENT.

MTN--MEDIUM TERM NOTE


SHORT-TERM INVESTMENT FUND
--------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--83.5%
   U.S. Treasury Bills (A)
     5.340%, 06/25/98                   $1,400           1,365
     5.335%, 08/20/98                    2,000           1,933
                                                      --------
Total U.S. Treasury Obligations
   (Cost $3,296)                                         3,298
                                                      --------

U.S. GOVERNMENT AGENCY OBLIGATION--12.6%
   Federal Home Loan Bank (MTN)
     5.970%, 03/11/98                      500             500
                                                      --------
Total U.S. Government Agency Obligation
   (Cost $500)                                             500
                                                      --------

CASH EQUIVALENTS--3.8%
   SEI Liquid Asset Trust--
     Government Portfolio                   51              51
   SEI Liquid Asset Trust--
     Treasury Portfolio                     99              99
                                                      --------
Total Cash Equivalents
   (Cost $150)                                             150
                                                      --------
Total Investments--99.9%
   (Cost $3,946)                                         3,948
                                                      --------
OTHER ASSETS AND LIABILITIES, NET--0.1%                      3
                                                      --------


--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 345,801 outstanding shares of
     beneficial interest                                $3,512
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 47,759 outstanding shares of
     beneficial interest                                   480
   Accumulated net realized loss on investments            (43)
   Net unrealized appreciation on investments                2
                                                      --------
Total Net Assets--100.0%                                $3,951
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $10.04
                                                      ========
Net Asset Value and Redemption Price
   Per Share -- Class A                                 $10.03
                                                      ========
Maximum Offering Price Per Share --
   Class A ($10.03 / 99%)                               $10.13
                                                      ========

(A) THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS
    REPRESENTS THE SECURITY'S DISCOUNT RATE AT PURCHASE.

MTN --- MEDIUM TERM NOTE


FIXED INCOME FUND
--------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--53.9%
   Federal Farm Credit Bank
     6.560%, 12/23/99                  $    60              61
     6.920%, 09/09/03                    1,000           1,042
   Federal Home Loan Bank
     7.780%, 10/19/01                    2,000           2,122
     6.620%, 06/25/02                    5,000           5,094
     6.250%, 11/06/02                    5,000           5,004
     6.520%, 04/07/03                    5,000           5,026
     6.380%, 04/29/03                    1,000           1,000
     6.730%, 09/24/03                    5,000           5,105
     7.000%, 03/06/06                    1,000           1,000
     7.230%, 12/18/06                      500             500
     7.000%, 10/29/07                    5,000           4,999
     7.250%, 12/15/10                       25              25
     7.200%, 10/30/12                    5,000           5,173
   Federal Home Loan
     Mortgage Corporation
     5.875%, 03/22/00                    1,000           1,002
     6.970%, 09/05/01                    1,300           1,321
     7.125%, 09/24/03                    1,000           1,005
     7.040%, 10/22/03                      750             750
     6.375%, 12/23/03                    1,000             998
     7.030%, 04/05/04                    1,000           1,010
     6.130%, 02/27/06                    1,600           1,606
     7.550%, 08/23/06                    1,000           1,018
     7.585%, 09/19/06                    1,000           1,042
     7.340%, 11/03/06                    2,000           2,026



================================================================================

================================================================================



STATEMENT OF NET ASSETS

FIXED INCOME FUND (CONTINUED)
--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   Federal National Mortgage
     Association
     7.050%, 12/10/98                   $1,000        $  1,010
     8.700%, 06/10/99                    1,000           1,039
     7.500%, 02/11/02                    1,300           1,372
     6.800%, 01/10/03                    1,500           1,559
     6.625%, 04/10/03                    1,000           1,000
     6.450%, 06/10/03                    4,750           4,750
     6.200%, 07/10/03                    3,000           2,989
     6.250%, 08/12/03                    2,960           2,952
     5.930%, 09/26/03                    1,750           1,721
     6.900%, 03/10/04                    1,000           1,000
     6.850%, 09/12/05                    1,000           1,009
     7.560%, 06/12/06                      900             934
     7.760%, 08/02/06                    2,000           2,051
     7.500%, 08/11/06                    2,500           2,541
     7.060%, 11/29/06                    3,250           3,248
     6.990%, 07/09/07                    5,000           5,162
   Federal National Mortgage
     Association (MTN)
     6.850%, 05/08/02                    5,000           5,079
     6.360%, 10/23/02                    5,000           5,032
     6.420%, 02/25/04                    1,100           1,098
     6.490%, 01/19/06                    1,000           1,001
     6.760%, 07/16/07                    5,000           5,142
     6.210%, 11/07/07                    5,000           5,022
     6.560%, 12/10/07                    5,000           5,019
     6.810%, 12/18/07                    5,000           5,019
                                                      --------
Total U.S. Government Agency Obligations
   (Cost $112,872)                                     114,678
                                                      --------

CORPORATE BONDS--14.6%
FINANCIAL SERVICES--6.1%
   Cit Group Holdings (MTN)
     6.250%, 11/22/01                    5,000           5,006
   Ford Motor Credit
     6.250%, 11/08/00                    5,000           5,012
     6.750%, 05/15/05                    1,000           1,020
   General Electric Capital
     5.500%, 11/01/01                    1,000             979
   General Electric Capital (MTN)
     6.875%, 04/15/00                    1,000           1,019
                                                      --------
                                                        13,036
                                                      --------
INDUSTRIAL--6.0%
   Anheuser Busch
     6.750%, 06/01/05                    1,000           1,011
   E.I. DuPont de Nemours
     6.000%, 12/01/01                    2,000           1,993
     6.750%, 10/15/02                    1,000           1,023
   Eli Lilly
     6.250%, 03/15/03                    2,000           2,010



--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   Exxon Capital
     6.500%, 07/15/99                   $1,500        $  1,513
   Sears Roebuck
     6.690%, 04/30/01                    3,000           3,038
   SmithKline Beecham (MTN)
     6.625%, 10/01/05                    2,000           2,033
                                                      --------
                                                        12,621
                                                      --------
UTILITIES--2.5%
   AT&T
     7.500%, 06/01/06                    1,000           1,075
   Duke Power
     7.000%, 09/01/05                    1,300           1,337
   U.S. West Communications
     6.125%, 11/15/05                    2,000           1,968
   Union Pacific
     6.125%, 01/15/04                    1,000             981
                                                      --------
                                                         5,361
                                                      --------
Total Corporate Bonds
   (Cost $30,495)                                       31,018
                                                      --------

MUNICIPAL BONDS--16.5%
   Alabama State, Housing Finance
     Authority (RB)
     7.625%, 08/01/10                      835             866
   Arkansas State, Development
     Finance Authority (RB)
     9.750%, 11/15/05                      640             736
   Baltimore, Maryland, City Parking,
     Series B (RB) (FGIC)
     7.950%, 07/01/03                      510             547
   Buffalo, New York, Pens System,
     Series D (GO) (FGIC)
     8.500%, 08/15/03                      360             397
   Camden County, New Jersey
     Improvement Authority,
     Series A (RB)
     7.200%, 01/01/04                    2,200           2,283
   Collier County, Florida, Water and
     Sewer Authority, Series A
     (RB) (FGIC)
     6.300%, 07/01/04                      450             450
     6.750%, 07/01/08                      790             802
   Colorado State, Housing Finance
     Authority, Single Family Program,
     Series B-1 (RB)
     10.400%, 08/01/03                     145             152
   Fort Myers, Florida, Improvement
     Authority, Series B (RB) (AMBAC)
     8.450%, 12/01/03                      645             707


================================================================================
24

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997



--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   Gillette, Wyoming, Community
     Program (SOB)
     10.250%, 01/01/11                  $1,095        $  1,241
   Houston, Texas, Airport
     Systems (RB) (FGIC)
     6.100%, 07/01/01                    1,260           1,258
   Metropolitan Washington D.C. &
     Virginia Airport Authority
     (RB) (MBIA)
     6.900%, 10/01/08                    1,980           2,027
   Michigan State, Higher Education
     Student Loan Authority,
     Series XV-C (RB)
     7.250%, 09/01/02                      775             790
   Minneapolis and St. Paul, Minnesota,
     Metropolitan Airport Authority,
     Series 9 (GO)
     8.600%, 01/01/10                      900           1,000
   Missouri State, Economic
     Development & Infrastructure
     Board Health Services,
     Series A (RB) (MBIA)
     8.400%, 06/01/04                    1,350           1,495
   Monrovia, California Redevelopment
     Agency (AMBAC)
     8.100%, 05/01/01                      650             686
   New Hampshire State, Business
     Finance Authority, Series A (RB)
     8.600%, 11/01/12                    2,165           2,387
   New Hampshire State, Pease
     Development Authority (GO)
     7.050%, 07/01/06                      410             425
   New Jersey State (COP)
     8.000%, 12/15/02                    1,035           1,100
   New Jersey State, Economic
     Development Authority (RB)
     7.800%, 03/15/07                    1,645           1,754
   New York State, Mortgage
     Agency, Series 15 (RB)
     7.375%, 10/01/12                    2,095           2,153
   Oklahoma City, Oklahoma
     Airport Trust, Junior Lien,
     Series 21 (RB) (MBIA)
     6.750%, 07/01/05                    1,010           1,028
   Oklahoma City, Oklahoma Airport
     Trust, Senior Lien, Series 15 (RB)
     9.500%, 01/01/06                      340             357
   Oklahoma City, Oklahoma Airport
     Trust, Senior Lien, Series 16 (RB)
     9.875%, 07/01/12                      765             804


--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   Oklahoma City, Oklahoma Airport
     Trust, Senior Lien, Series 17 (RB)
     8.300%, 10/01/12                   $2,015        $  2,146
   Oklahoma State, Single Family
     Housing Finance Agency
     (RB) (MBIA)
     8.700%, 09/01/13                    1,150           1,259
   Palm Beach County, Florida,
     Airport Systems Revenue
     (RB) (MBIA)
     9.500%, 10/01/10                    1,325           1,423
   Raleigh, North Carolina, North
     Carolina State University
     (RB) (MBIA)
     7.700%, 12/15/07                    1,175           1,254
   Secaucus, New Jersey, Municipal
     Utilities Authority (RB)
     8.500%, 12/01/06                      600             669
   Utah State, Single Family Mortgage
     Housing Finance Agency, Series A-1
     9.550%, 07/01/05                      160             168
   Vero Beach, Florida, Water and
     Sewer Authority, Series A (RB) (FGIC)
     6.400%, 12/01/08                    1,885           1,897
   Virginia State, Housing Development
     Authority, Multi-Family, Series G (RB)
     6.500%, 11/01/07                      740             738
                                                      --------
Total Municipal Bonds
   (Cost $33,837)                                       34,999
                                                      --------
U.S. TREASURY OBLIGATIONS--7.1%
   U.S. Treasury Note
     6.375%, 08/15/02                   11,000          11,281
   U.S. Treasury (STRIPS)
     5.920%, 02/15/03                    5,000           3,746
                                                      --------
Total U.S. Treasury Obligations
   (Cost $14,876)                                       15,027
                                                      --------

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS--4.8%
   Federal Home Loan Mortgage
     7.500%, 10/15/01                      972             989
     8.000%, 06/25/04                      500             510
     9.500%, 10/01/04                      109             115
     9.500%, 07/01/06                       58              63
     8.000%, 06/01/07                      185             191
     9.000%, 08/01/08                      100             105
    10.000%, 02/01/09                       60              65
     9.250%, 05/01/09                      405             431
     9.500%, 08/01/09                       40              43
     8.750%, 09/01/09                       55              58
    10.000%, 04/01/10                       27              30


================================================================================

================================================================================


STATEMENT OF NET ASSETS

FIXED INCOME FUND (CONTINUED)
--------------------------------------------------------------
                                    FACE AMOUNT      MARKET
DESCRIPTION                         (000)/SHARES   VALUE (000)
--------------------------------------------------------------
     8.750%, 09/01/10                  $   146        $    154
     9.500%, 09/01/10                      138             149
     9.750%, 11/01/10                      128             137
    10.250%, 11/01/10                       13              14
     9.500%, 03/01/11                       42              45
     9.500%, 04/01/11                       99             105
    10.000%, 05/01/11                      151             163
    10.000%, 12/01/13                       54              59
     8.750%, 07/01/15                       31              33
     7.500%, 07/15/15                      750             761
     9.250%, 08/01/15                      215             230
     9.000%, 10/01/15                       90              96
     6.500%, 04/15/16                      588             583
     9.500%, 09/01/16                       26              28
     9.000%, 10/01/16                       55              59
     9.500%, 11/01/16                       52              56
     8.500%, 07/01/17                       56              59
     9.000%, 10/01/19                      199             212
     7.500%, 12/15/19                       69              70
     7.000%, 05/15/20                    1,000           1,003
   Federal National Mortgage Association
     6.500%, 06/15/04                      479             481
     7.000%, 05/25/05                      200             201
     6.950%, 05/25/06                      982             989
     8.000%, 03/01/07                      148             153
     7.000%, 04/01/07                      130             131
     9.000%, 03/01/09                       59              63
     8.500%, 08/01/17                       80              84
     6.700%, 09/25/18                      910             917
     8.000%, 01/25/19                      450             462
   Government National Mortgage
     Association
     9.000%, 03/15/08                       23              25
     9.000%, 11/15/08                      145             156
     9.500%, 10/15/20                      100             109
                                                      --------
Total U.S. Government Mortgage-Backed Obligations
   (Cost $10,181)                                       10,387
                                                      --------

ASSET-BACKED SECURITY--0.5%
   Discover Card Master Trust
     6.200%, 05/16/06                    1,000           1,000
                                                      --------
Total Asset-Backed Security
   (Cost $975)                                           1,000
                                                      --------

CASH EQUIVALENTS--1.7%
   SEI Liquid Asset Trust--
     Government Portfolio                2,512           2,512
   SEI Liquid Asset Trust--
     Treasury Portfolio                  1,107           1,107
                                                      --------
Total Cash Equivalents
   (Cost $3,619)                                         3,619
                                                      --------



--------------------------------------------------------------
                                                     MARKET
DESCRIPTION                                        VALUE (000)
--------------------------------------------------------------
Total Investments--99.1%
   (Cost $206,855)                                    $210,728
                                                      --------
OTHER ASSETS AND LIABILITIES, NET--0.9%                  1,876
                                                      --------

NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 19,927,366 outstanding shares of
     beneficial interest                               203,137
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 436,795 outstanding shares of
     beneficial interest                                 4,986
   Portfolio Shares of Class B (unlimited
     authorization -- no par value) based
     on 122,093 outstanding shares of
     beneficial interest                                 1,263
   Overdistribution of net investment income               (12)
   Accumulated net realized loss on investments           (381)
   Net unrealized appreciation on investments            3,611
                                                      --------
Total Net Assets--100.0%                              $212,604
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $10.38
                                                      ========
Net Asset Value and Redemption Price
   Per Share -- Class A                                 $10.36
                                                      ========
Maximum Offering Price Per Share --
   Class A ($10.36 / 95.75%)                            $10.82
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B (1)                       $10.39
                                                      ========

(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE.

COP -- CERTIFICATE OF PARTICIPATION

GO -- GENERAL OBLIGATION

MTN -- MEDIUM TERM NOTE

RB -- REVENUE BOND

SOB -- SPECIAL OBLIGATION BOND

STRIPS -- SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL SECURITIES.

THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS REPRESENTS THE SECURITY'S EFFECTIVE YIELD AT PURCHASE. THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR CERTAIN SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS:

AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION

FGIC -- FEDERAL GUARANTY INSURANCE COMPANY

MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE


================================================================================
26

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997



NEW JERSEY MUNICIPAL SECURITIES FUND
--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
MUNICIPAL BONDS--98.8%
COLORADO--0.1%
   State, Housing Finance Authority,
     Single Family Program Project,
     Series-A-3 (RB)
     6.500%, 11/01/23                     $200        $    211
                                                      --------
FLORIDA--0.4%
   Dade County, Education Facilities
     Authority, University of Miami
     Project (RB) (MBIA)
     7.650%, 04/01/10                      500             547
                                                      --------
GUAM--0.4%
   Guam Government, Water System (RB)
     6.850%, 07/01/99                      375             391
     6.950%, 07/01/00                      250             268
                                                      --------
                                                           659
                                                      --------
HAWAII--0.1%
   State, Housing Finance and
     Development (RB)
     6.750%, 07/01/20                      170             179
                                                      --------
ILLINOIS--0.1%
   State, Housing Development
     Authority, Residential Mortgage (RB)
     6.950%, 08/01/22                      115             122
                                                      --------
MASSACHUSETTS--1.2%
   New England, Education Loan
     Marketing (RB)
     5.800%, 03/01/02                      890             940
   State, Housing Finance Agency,
     Residential Development
     Authority (RB)
     6.250%, 11/15/02                      430             455
   State, Housing Finance Agency
     Single Family Home
     Project, Series 17 (AMT)
     7.000%, 12/01/23                      245             252
   State, Housing Finance Agency
     Single Family Home
     Project, Series 21 (AMT)
     6.500%, 12/01/10                       95             102
                                                      --------
                                                         1,749
                                                      --------
NEW JERSEY--90.2%
   Atlantic County (GO) (MBIA)
     5.400%, 12/01/04                      200             213
     5.400%, 12/01/05                      400             424
   Atlantic County, Improvement
     Authority, Convention Center
     Project (RB) (MBIA)
     7.375%, 07/01/10                      400             488



--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   Bayonne (GO) (AMBAC)
     6.200%, 07/15/01                     $300            $321
   Bayonne (GO) (FGIC)
     5.900%, 05/01/05                      150             163
   Bayonne, Municipal Authority,
     Water Systems (RB) (MBIA)
     5.000%, 01/01/12                      500             500
   Bergen County (GO)
     6.350%, 01/15/99                      250             256
     5.125%, 06/15/05                      250             265
   Bergen County, General
     Improvement Bonds (GO)
     5.250%, 08/15/00                      300             310
     4.700%, 07/15/02                      400             410
   Bergen County, Utility Authority,
     Series A (RB) (FGIC)
     6.100%, 06/15/04                      500             554
   Black Horse Pike, Regal School
     District (COP) (MBIA)
     7.150%, 06/15/98                      275             279
   Brick Township, Municipal
     Utility Authority (RB) (FGIC)
     4.000%, 12/01/98                      300             301
   Bridgeton (GO) (AMBAC)
     5.000%, 01/01/05                      300             306
   Bridgewater & Raritan (GO)
     6.125%, 05/01/05                      200             217
     6.125%, 05/01/06                      100             108
   Burlington County (GO)
     5.200%, 10/01/07                      700             725
   Camden County, Board of Education
     (GO) (FSA)
     5.000%, 10/01/05                      310             323
   Camden County (GO) (AMBAC)
     7.750%, 08/01/99                      200             211
   Camden County (GO) (FGIC)
     5.000%, 02/01/04                      200             208
     5.000%, 02/01/08                      500             515
   Camden County (GO) (FSA)
     4.300%, 10/01/00                      300             303
   Camden County (GO) (MBIA)
     5.000%, 06/01/99                      100             101
     5.600%, 06/01/03                      200             212
   Cape May County (GO) (FGIC)
     6.950%, 10/15/98                      250             256
   Cape May County, Municipal
     Utility Authority (RB) (AMBAC)
     5.000%, 08/01/03                      800             836
   Cape May County, Municipal
     Utility Authority, Series B
     (RB) (FGIC)
     4.500%, 01/01/03                      800             813


================================================================================

================================================================================



STATEMENT OF NET ASSETS

NEW JERSEY MUNICIPAL SECURITIES FUND (CONTINUED)
--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   Clifton (GO) (AMBAC)
     6.800%, 10/01/98                  $   250         $   252
   Clinton Township (GO)
     7.350%, 08/01/01                      300             331
   Clinton Township (GO) (FGIC)
     5.000%, 02/15/11                      250             253
   Cranford Township (GO)
     8.000%, 05/01/98                      150             152
   Delaware River & Bay Authority
     (RB) (FGIC)
     5.350%, 01/01/14                    1,000           1,029
   Delaware River, Pennsylvania &
     New Jersey Port Authority
     (RB) (FGIC)
     5.450%, 01/01/12                      250             261
     5.400%, 01/01/13                    1,000           1,035
   Dover Township (GO) (AMBAC)
     6.000%, 10/15/03                      200             219
   Edgewater Borough (GO) (MBIA)
     5.100%, 09/15/00                      300             309
   Edison Township (GO)
     4.700%, 06/01/98                      250             251
     5.700%, 12/01/99                      100             103
     6.500%, 06/01/00                      500             529
     5.400%, 06/01/02                      250             262
   Edison Township (GO) (AMBAC)
     4.500%, 01/01/02                      500             507
     4.800%, 01/01/05                      300             307
   Elizabeth (GO) (FGIC)
     4.300%, 07/15/99                      100             101
     7.900%, 12/01/99                      240             257
     4.625%, 07/15/03                      200             205
   Elizabeth, Additional School
     Building Aid (GO)
     9.000%, 03/01/01                      150             172
   Elizabeth, School Board
     (GO) (MBIA)
     7.000%, 03/15/04                      250             287
   Essex County (GO) (FSA)
     6.300%, 12/01/03                      300             326
   Essex County (GO) (MBIA)
     4.750%, 07/15/07                      200             204
   Essex County, Improvement
     Authority (RB) (AMBAC)
     4.875%, 12/01/02                      300             310
     5.000%, 12/01/08                      250             260
   Essex County, Jail and
     Youth Housing (RB)
     6.500%, 12/01/06                      345             395
   Essex County, Orange
     School District (RB)
     5.550%, 12/01/04                      150             162



--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   Essex County, Pre-Refunded
     @ 101 (GO) (AMBAC) (A)
     6.050%, 02/01/99                  $   145         $   150
   Essex County, Property and
     Equipment (RB)
     5.850%, 12/01/03                      300             318
   Essex County, Series A  (GO) (MBIA)
     4.600%, 10/01/03                      200             203
   Essex County, Series B (GO)
     6.850%, 12/15/98                      215             217
   Essex County, Utility Authority,
     Solid Waste Revenue (RB) (FSA)
     5.000%, 04/01/04                      250             260
   Evesham Township (GO) (FGIC)
     5.000%, 09/15/12                      500             505
   Fair Lawn (GO)
     6.500%, 04/01/99                      200             206
   Fair Lawn, Water Revenue (RB)
     6.500%, 04/01/99                      200             206
   Fort Lee (GO)
     4.850%, 02/01/02                      250             257
   Franklin Township (GO)
     5.600%, 11/01/05                      400             428
   Galloway Township  (GO) (AMBAC)
     5.000%, 12/15/09                      350             360
   Gloucester County, General
     Improvement, Series A
     (GO) (AMBAC)
     4.500%, 01/01/03                      200             201
   Gloucester County (GO)
     7.000%, 07/01/98                      250             254
   Gloucester County (GO) (AMBAC)
     5.000%, 09/01/03                      500             511
   Gloucester County, Improvement
     Authority, Landfill Project,
     Series A (RB)
     6.000%, 09/01/06                      300             320
   Gloucester County, Solid
     Waste Resource Revenue (AMT)
     8.375%, 07/01/10                    1,175           1,198
   Gloucester County, Utility
     Authority (RB)
     5.500%, 01/01/99                      140             142
   Gloucester County, Utility
     Authority (RB) (AMBAC)
     4.800%, 03/01/02                      300             308
   Hackensack (GO)
     6.100%, 06/01/05                      250             268
     6.100%, 06/01/07                      250             267
   Hackensack Meadowlands (RB)
     7.125%, 06/01/02                      500             536



================================================================================
28
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                                                            DECEMBER 31, 1997



--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   Hackettstown, Municipal Utilities
     Authority, Series F (RB) (FGIC)
     5.050%, 10/01/04                  $   500         $   523
   Harrington Park (RB)
     6.000%, 04/01/99                      100             102
   Hillsborough Township, Board of
     Education (COP) (FSA)
     5.500%, 12/15/99                      250             258
   Hudson County (GO) (FGIC)
     6.250%, 11/01/99                      200             207
   Hudson County, New Jersey
     College, Series C (GO)
     4.600%, 10/01/01                      180             184
   Hudson County, Utility
     Authority (RB)
     11.875%, 07/01/06                     285             358
   Jersey City (GO)
     6.500%, 02/15/03                      370             407
     5.500%, 03/15/14                    1,000           1,051
   Jersey City, Redevelopment
     Authority, Dixon Mill
     Apartments (RB)
     6.100%, 05/01/12                       65              68
   Jersey City, Water Utility (RB)
     7.250%, 01/01/99                      400             413
   Kearny (GO) (FGIC)
     4.300%, 02/15/01                      500             502
     5.250%, 02/15/08                    1,000           1,059
   Lincoln Park (RB)
     7.000%, 07/15/03                      100             113
   Livingston Township, Board
     of Education
     6.375%, 11/01/99                      100             104
     6.375%, 11/01/00                      100             106
   Long Branch, Sewer
     Authority (RB) (FGIC)
     4.900%, 06/01/02                      300             309
     5.200%, 06/01/05                      500             527
     5.250%, 06/01/06                      200             211
   Madison (RB)
     7.125%, 08/01/98                      250             255
   Maple Shade Township (GO) (AMBAC)
     4.300%, 10/01/99                      200             201
   Mercer County, Improvement
     Authority, Ewing Board of
     Education Project (RB) (MBIA)
     6.300%, 05/15/07                      250             275
   Mercer County, Improvement
     Authority, Hamilton Board of
     Education Project (RB) (MBIA)
     5.500%, 06/01/01                      200             209
     4.900%, 12/15/05                      150             156


--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   Mercer County, Improvement
     Authority (RB)
     4.250%, 12/01/00                  $   500         $   504
   Mercer County, Improvement
     Authority (RB) (MBIA)
     6.000%, 06/01/04                      250             267
   Mercer County, Sewer Improvement
     Authority, Regional Sludge
     Project (FGIC)
     6.550%, 12/15/98                      500             513
   Middlesex County (GO)
     4.200%, 07/15/99                      150             151
     4.500%, 07/15/01                      500             509
   Middlesex County, Improvement
     Authority (RB)
     4.375%, 07/01/03                      250             249
   Middlesex County, Property Tax (GO)
     5.800%, 10/01/10                      500             531
   Middlesex County, Utility
     Authority (RB) (FGIC)
     5.000%, 12/01/12                      400             400
     6.100%, 03/15/00                      200             209
   Middletown Township, Sewer
     Authority, Series A (RB) (FGIC)
     4.900%, 01/01/05                      800             825
   Monmouth County (GO)
     4.400%, 09/01/03                      200             202
   Monmouth County, Improvement
     Authority, Government Loan
     Project (RB) (MBIA)
     4.350%, 12/01/01                      500             506
   Monmouth County, Improvement
     Authority, Howell Township
     Education Project (RB)
     5.750%, 07/01/01                      540             572
   Monmouth County (RB)
     4.500%, 10/01/98                      500             503
     4.750%, 07/15/03                      200             206
   Monmouth County, Improvement
     Authority (RB) (FSA)
     5.450%, 07/15/13                      850             886
   Monmouth County, Improvement
     Authority (RB) (MBIA)
     4.400%, 12/01/02                      250             253
     5.000%, 12/01/08                      250             262
     5.125%, 12/01/16                      500             504
   Moorestown Township
     (GO) (AMBAC)
     6.000%, 09/01/07                      300             324
   Moorestown Township (GO)
     5.000%, 02/01/12                      150             151
     5.000%, 02/01/15                      150             151


================================================================================

================================================================================



STATEMENT OF NET ASSETS

NEW JERSEY MUNICIPAL SECURITIES FUND (CONTINUED)
--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   Morris County (GO)
     5.000%, 07/15/13                  $   800         $   806
   Morris Plains (GO)
     5.000%, 07/01/04                      200             208
   Morristown (GO) (FSA)
     5.500%, 08/01/01                      100             104
   Mount Laurel Township (GO)
     4.650%, 08/01/05                      500             504
   New Brunswick (GO) (FGIC)
     6.400%, 07/15/03                      400             429
   New Brunswick, Parking
     Authority (RB) (FGIC)
     4.300%, 09/01/99                      300             303
   New Jersey Environmental
     Infrastructure Wastewater
     Treatment (RB)
     5.000%, 09/01/10                    1,000           1,039
     5.000%, 09/01/14                    1,000           1,008
   New Jersey Health Care (RB) (MBIA)
     5.200%, 07/01/18                      500             504
   Newark, Board of Education
     (GO) (MBIA)
     5.875%, 12/15/11                      370             399
   Newark (GO) (AMBAC)
     7.375%, 10/01/00                      250             269
   Newark, Housing Finance, Fairview
     and Lock Street Project (RB)
     6.150%, 02/01/13                      495             527
   Newark, Qualified Bond Act
     (GO) (MBIA)
     5.300%, 09/01/14                      500             512
   Newark, Water Utility (GO) (MBIA)
     5.500%, 10/01/14                      475             493
   North Arlington, Public
     Improvements Authority (GO)
     7.000%, 05/15/98                      100             100
   North Bergen Township (GO) (MBIA)
     4.400%, 08/01/01                      500             502
   North Bergen Township, Municipal
     Utility Authority (RB) (FGIC)
     4.800%, 12/15/03                      300             309
   North Bergen Township, Utility
     Authority (RB) (FGIC)
     4.700%, 12/15/02                      300             307
   North Brunswick Township (GO)
     5.000%, 05/15/12                    1,000           1,005
   North Brunswick Township
     (GO) (FGIC)
     5.000%, 02/01/10                      750             765



--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   North Jersey District, Water Supply,
     Wanaque North Project, Series A
     (RB) (MBIA)
     4.875%, 11/15/09                  $   250         $   253
     5.000%, 11/15/10                      500             506
   North Jersey District, Water Supply,
     Wanaque North Project, Series B
     (RB) (MBIA)
     5.600%, 11/15/98                      300             305
   North Jersey District, Water Supply,
     Wanaque South Project
     (RB) (MBIA)
     5.400%, 07/01/02                      300             316
     5.500%, 07/01/03                      200             213
   Ocean City (GO)
     6.750%, 07/13/99                      500             521
     8.700%, 05/15/00                      250             276
   Ocean County (GO)
     7.000%, 08/15/00                      100             107
     4.600%, 11/01/03                      500             509
     5.800%, 09/01/10                      500             532
   Ocean Township (GO) (MBIA)
     5.400%, 06/01/15                      250             256
   Parsippany Troy Hills Township (GO)
     4.500%, 02/01/01                      800             812
     4.600%, 02/01/02                      100             102
     4.700%, 12/01/03                      500             513
     4.700%, 12/01/04                      400             409
   Parsippany Troy Hills Township
     (GO) (MBIA)
     5.000%, 12/01/15                      500             499
   Passaic County, Board of
     Education (GO)
     9.400%, 09/01/02                      150             183
   Passaic County, Cash Flow
     Management Project (GO)
     6.400%, 11/15/01                      300             323
   Passaic County (GO)
     4.700%, 09/01/03                      250             257
   Passaic County (GO) (FGIC)
     4.750%, 09/01/04                      500             513
     5.550%, 04/01/09                      250             264
   5.125%, 09/01/13                        500             506
   Passaic County (GO) (MBIA)
     4.350%, 05/01/03                      200             201
     4.450%, 05/01/04                      200             201
   Paterson (GO)
     6.350%, 02/15/03                      235             256
   Paterson, School Board (GO)
     7.400%, 08/01/00                      250             271


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30
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                                                             DECEMBER 31, 1997


--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   Pequannock-Lincoln Park, Sewer
     Authority (RB) (MBIA)
     4.400%, 12/01/02                  $   500         $   508
   Perth Amboy (GO) (FSA)
     6.200%, 09/01/00                      300             316
     6.400%, 09/01/02                      300             329
   Point Pleasant (GO) (MBIA)
     5.450%, 12/01/00                      200             207
   Port Authority of New York &
     New Jersey (RB)
     5.300%, 08/01/03                      300             314
   Princeton (GO)
     4.400%, 09/01/01                      300             304
   Rahway (GO)
     9.300%, 02/01/01                      150             172
   Rahway Valley, Sewer Authority (RB)
     6.200%, 04/01/01                      210             211
   Roselle (GO) (MBIA)
     4.750%, 10/15/04                      700             720
   Roxbury (COP)
     5.000%, 10/15/00                      250             255
   Rutgers State University,
     Series A (RB)
     4.375%, 05/01/01                      500             507
   Rutgers State University,
     Series S (RB)
     5.000%, 05/01/04                      500             522
   Rutgers State University,
     Pre-Refunded @ 102 (RB) (A)
     7.100%, 05/01/98                      200             206
   Rutgers University, Series U (RB)
     5.000%, 05/01/14                      500             503
   Sayreville (GO) (MBIA)
     10.125%, 12/01/00                     250             290
   Secaucus, Municipal Utility Authority,
     Sewer Project, Series A (RB)
     5.650%, 12/01/04                      200             218
     5.750%, 12/01/05                      385             424
   Somerset County (GO)
     4.450%, 12/01/01                      170             173
     5.000%, 10/01/02                      200             208
     4.450%, 12/01/02                      500             508
     4.350%, 12/01/04                      600             596
   Somerset Raritan Valley, Sewer
     Improvement Authority,
     Series H (RB)
     5.150%, 07/01/01                      300             312
   South Brunswick Township (GO)
     7.125%, 07/15/98                      100             102
     6.300%, 04/01/04                      250             274
   South Jersey, Port Authority,
     Marine Terminal Project,
     Series C (RB)
     5.900%, 01/01/98                      200             200


--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   South Jersey, Transportation
     Authority, Transportation
     Systems, Series B (RB) (MBIA)
     5.500%, 11/01/02                  $   250         $   264
   State, Building Authority (RB)
     9.625%, 02/01/03                      230             275
     4.400%, 06/15/03                      500             506
     4.500%, 06/15/04                      500             505
     4.700%, 06/15/06                      250             255
     5.000%, 06/15/11                      300             305
   State, Casino Reinvestment
     Development Authority (RB) (FSA)
     5.000%, 10/01/04                    1,000           1,035
     5.250%, 10/01/09                    1,000           1,036
     5.250%, 10/01/13                      500             506
     5.250%, 10/01/14                    1,000           1,007
   State, Economic Development
     Authority
     5.600%, 10/01/12                      500             501
     5.700%, 10/01/17                    1,000           1,006
   State, Economic Development
     Authority (RB)
     4.900%, 08/15/04                      200             209
   7.400%, 12/01/09                        200             203
   State, Economic Development
     Authority, Health Village 1996
     Project (RB)
     6.000%, 05/01/09                      200             211
   State, Economic Development
     Authority, Saint Barnabas Project,
     Series A (RB) (MBIA)
     4.875%, 07/01/05                      500             516
   State, Economic Development
     Authority, Series A (RB) (MBIA)
     5.125%, 07/01/00                      300             308
     5.400%, 07/01/02                      300             315
   State, Economic Development
     Authority, Series J (RB)
     7.100%, 12/01/11                      405             443
   State, Economic Development
     Authority, YWCA of New Jersey (RB)
     7.750%, 05/01/09                      200             205
   State, Educational Facilities Authority,
     Drew University Issue, Series B
     Pre-Refunded @ 102  (RB) (A)
     7.450%, 02/01/98                      485             496
   State, Education Facilities Authority,
     Drew University Issue, Series B (RB)
     5.750%, 07/01/02                      360             382
   State, Education Facilities Authority,
     Glassboro State College (RB)
     6.750%, 07/01/09                      300             301



================================================================================

================================================================================


Statement of Net Assets

NEW JERSEY MUNICIPAL SECURITIES FUND (CONTINUED)
--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   State, Educational Facilities
     Authority, Medicine and
     Dentistry, Series B (RB) (AMBAC)
     5.000%, 12/01/07                  $   250         $   261
   State, Education Facilities
     Authority, Rowan College
     (RB) (MBIA)
     5.050%, 07/01/03                      300             312
   State, Educational Facilities
     Authority, Rowan College,
     Series C (RB) (MBIA)
     5.250%, 07/01/05                      300             317
   State, Educational Facilities
     Authority, Series A (RB) (AMBAC)
     5.125%, 09/01/06                      300             316
   State, Educational Facilities Authority,
     Stockton State College,
     Series B (RB) (AMBAC)
     6.200%, 07/01/04                      300             330
   State, Equipment Series A (COP)
     6.000%, 10/01/00                      300             314
   State (GO)
     5.100%, 02/15/00                    1,200           1,229
     5.300%, 02/15/02                      850             889
     7.000%, 04/01/02                      250             273
     6.400%, 09/15/02                      250             270
     5.400%, 02/15/03                      300             317
   State, Health Care Facilities
     Authority, Atlantic City
     Medical Center (RB) (AMBAC)
     5.000%, 07/01/02                      300             311
   State, Health Care Facilities
     Authority, Chilton Memorial
     Hospital (RB)
     6.550%, 07/01/03                      300             326
   State, Health Care Facilities
     Authority, Hackensack Medical
     Center (RB) (MBIA)
     5.100%, 07/01/03                      500             522
   State, Health Care Facilities
     Authority, JFK Health Systems
     (RB) (FGIC)
     4.600%, 07/01/05                      250             253
   State, Health Care Facilities
     Authority, Mountain Side
     Hospital (RB) (FGIC)
     6.000%, 07/01/00                      300             314
   State, Health Care Facilities
     Authority, Shore Memorial
     Healthcare Systems (RB) (FGIC)
     4.800%, 07/01/03                      200             206



--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   State, Health Care Facilities
     Financing Authority, Atlantic
     County Medical Center,
     Series A (RB)
     8.375%, 08/01/00                   $1,000          $1,022
   State, Health Care Facilities
     Financing Authority,
     Cathedral Health, Series A (RB)
     6.650%, 02/15/98                      330             331
   State, Health Care Facilities
     Financing Authority,
     Pre-Refunded @ 102 (RB) (A)
     6.800%, 02/01/01                      425             466
   State, Health Care Facilities
     Financing Authority (RB)
     6.800%, 08/01/19                    3,380           3,642
   State, Health Care Facilities
     Memorial, Health Alliance,
     Series A (RB) (FGIC)
     6.600%, 07/01/99                      145             151
   State, Health Care Facilities,
     St. Peters Medical Center,
     Series F (RB) (MBIA)
     5.000%, 07/01/13                      100             100
   State, Health Care Facilities,
     Shore Memorial Hospital
     (RB) (MBIA)
     7.100%, 07/01/98                      100             102
   State, Health Care Facilities,
     Society of Vy, Hospital
     Revenue (RB) (MBIA)
     6.500%, 07/01/98                      250             253
   State, Higher Education Assistance
     Authority, Series A (RB)
     6.850%, 01/01/01                      125             132
     6.900%, 01/01/02                      560             601
     5.800%, 01/01/03                      260             271
     5.950%, 07/01/05                      760             802
     5.550%, 07/01/06                      465             488
     5.800%, 07/01/08                      365             384
     5.900%, 01/01/09                      585             615
     5.900%, 07/01/09                      370             389
   State, Highway Authority,
     Garden State Parkway (RB)
     5.300%, 01/01/99                      250             254
     6.750%, 01/01/99                      100             102
     6.600%, 01/01/11                      975           1,105
   State, Hillcrest Health Project
     (RB) (AMBAC)
     4.600%, 01/01/02                      200             203
     5.000%, 01/01/07                      300             311




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32
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                                                             DECEMBER 31, 1997


--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   State, Housing and Manufacturing
     Agency, Series A (RB) (MBIA)
     7.100%, 10/01/98                  $   100         $   102
     6.400%, 05/01/02                      520             554
   State, Housing and Mortgage
     Authority (RB)
     6.300%, 05/01/02                      470             501
   State, Housing and Mortgage
     Finance Agency, Home Buyer,
     Series N (RB) (MBIA)
     4.950%, 04/01/04                      110             114
     5.200%, 04/01/06                      500             535
     5.800%, 10/01/20                      910             936
   State, Housing and Mortgage
     Finance Agency, Home Mortgage,
     Series A (RB) (MBIA)
     7.200%, 10/01/99                      300             310
   State, Housing & Mortgage
     Finance Agency (RB) (AMBAC)
     5.300%, 05/01/06                      325             343
   State, Housing & Mortgage
     Finance Agency, Section 8 (RB)
     6.000%, 11/01/02                      760             805
   State, Housing Finance
     Authority (RB)
     5.100%, 11/01/00                      500             502
   State, Montclair State University,
     Series C (RB) (AMBAC)
     5.375%, 07/01/08                    1,285           1,373
   State, New York and New Jersey
     Port Authority (RB)
     6.800%, 07/15/08                      250             268
   State, Raritan Overpass Project (RB)
     4.300%, 08/01/01                    1,000           1,014
   State, Series A (COP)
     6.100%, 10/01/01                    1,165           1,242
   State, Series D (GO)
     5.625%, 02/15/05                      150             162
   State, Series E (GO)
     5.000%, 07/15/04                      100             104
   State, South Orange & Maplewood
     School District (GO)
     6.125%, 11/01/01                      150             161
   State, Sports & Exposition
     Authority, Convention
     Center (RB) (MBIA)
     5.900%, 07/01/03                      300             328
   State, Sports & Exposition
     State Guaranteed (RB)
     6.000%, 01/01/98                      100             100
     8.300%, 01/01/03                      380             449


--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   State, Sports & Exposition Authority,
     Series A (RB)
     5.000%, 09/01/06                  $   515         $   532
   State, Sports & Exposition Authority,
     Convention Center Luxury Tax,
     Series A (RB) (MBIA)
     5.600%, 07/01/01                      175             183
   State, Stateon Willingboro
     Township (GO) (MBIA)
     6.300%, 07/01/99                      400             414
   State, Transportation
     Authority (RB) (MBIA)
     5.000%, 06/15/15                    1,000             995
   State, Transportation Authority,
     Series A (RB)
     4.625%, 06/15/02                      300             305
   State, Transportation Authority,
     Series A (RB) (FSA)
     5.300%, 12/15/01                      200             209
   State, Transportation Authority,
     Series A (RB) (MBIA)
     4.500%, 12/15/02                      450             456
     5.500%, 06/15/11                      750             791
   State, Transportation Authority,
     Series B (RB) (MBIA)
     5.200%, 06/15/06                    1,850           1,966
   State, Transportation System,
     Series A (RB) (AMBAC)
     5.200%, 12/15/00                      200             206
   State, Transportation Trust Authority,
     Transportation System, Series A (RB)
     5.600%, 06/15/98                      200             202
     4.600%, 06/15/01                      500             509
   State, Transportation Trust Authority,
     Transportation System, Series A
     (RB) (MBIA)
     4.625%, 06/15/02                      500             509
     5.500%, 06/15/13                      500             522
   State, Turnpike Authority (RB)
     6.400%, 01/01/02                      300             322
    10.375%, 01/01/03                      555             649
   State, Turnpike Authority,
     Series A (RB) (AMBAC)
     5.900%, 01/01/04                      500             530
     6.400%, 01/01/07                    1,485           1,593
   State, University Medicine and
     Dentistry, Series E (RB)
     6.200%, 12/01/03                      500             545
   State, Warren County, Pollution
     Control Finance Authority
     (RB) (MBIA)
     6.550%, 12/01/06                      300             333


================================================================================

================================================================================


STATEMENT OF NET ASSETS

NEW JERSEY MUNICIPAL SECURITIES FUND (CONTINUED)
--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   State, Washington Township,
     Board of Education (GO) (MBIA)
     5.000%, 02/01/03                  $   500         $   523
   State, Wastewater Treatment
     Authority (RB) (AMBAC)
     4.250%, 03/01/00                      500             503
     4.400%, 03/01/04                      200             202
   State, Wastewater Treatment
     Trust (RB)
     6.400%, 06/15/98                      250             253
     6.600%, 06/15/00                      250             264
     6.875%, 06/15/04                      300             322
     6.000%, 07/01/10                      965           1,022
     6.400%, 07/01/06                    2,215           2,403
   State, Wastewater Treatment Trust,
     Series A (RB)
     5.000%, 09/01/06                      450             469
   State, Wastewater Treatment
     Trust (RB) (AMBAC)
     4.600%, 03/01/07                      450             453
   State, West New York Municipal
     Utility (RB) (FGIC) (B)
     8.890%, 12/15/02                      300             244
   State, Westfield School District (GO)
     6.650%, 08/01/98                      400             406
   Stony Brook, Sewer Authority (RB)
     4.500%, 12/01/00                      500             508
   Union County, Environmental
     Improvement Authority (RB)
     4.900%, 04/01/02                      350             361
     5.150%, 04/01/05                      500             523
   Union County (GO)
     4.400%, 09/01/01                      500             508
     4.400%, 10/01/04                      500             504
     4.400%, 10/01/05                      500             503
     5.750%, 02/01/05                      100             107
   Union County, Improvement
     Authority Revenue, County Granted
     Capital Equipment Lease (RB)
     4.375%, 11/01/02                      200             202
   Union County, Improvement
     Authority (RB)
     4.350%, 03/01/01                      125             127
     4.700%, 11/01/05                      250             258
     5.050%, 03/01/08                      125             131
   Vineland, Additional State
     School Building Aid (GO)
     8.500%, 05/01/01                      100             113
   Wanaque Valley, Sewer Authority,
     Series B (RB) (AMBAC)
     5.100%, 09/01/03                      300             313


--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   Warren County, Municipal
     Utility Authority, Wastewater
     Treatment Project (RB)
     5.050%, 12/01/04                  $   225         $   231
   Warren County, Pollution Control
     Finance Authority, Resource
     Recovery Project (RB) (MBIA)
     6.150%, 12/01/02                      210             227
   Warren County, Pollution Control
     Finance Authority, Series B
     (RB) (MBIA)
     5.700%, 12/01/03                      300             325
   Warren Hills, Regional School
     District Authority, Pre-Refunded
     @ 100 (COP) (A)
     7.100%, 06/15/99                      230             240
   Washington Township, Board of
     Education Authority (MBIA)
     7.500%, 09/01/00                      500             544
   Washington Township, Fire
     District Authority (GO) (FGIC)
     4.700%, 01/01/06                      300             309
   Washington Township (GO) (MBIA)
     5.000%, 02/01/06                      250             263
   Wayne Township (GO)
     5.450%, 10/01/04                      250             259
   West Morris, Regional High
     School District Authority (COP)
     7.450%, 03/15/00                      195             200
   West Windsor Township (GO)
     6.000%, 10/15/05                      200             210
   Woodbridge Township,
     Pre-Refunded @ 101 (RB) (A)
     6.800%, 08/01/00                      250             269
   Woodbridge Township,
     Series A (GO)
     4.650%, 09/15/05                      100             101
   Woodbridge Township,
     Series C (GO)
     4.650%, 09/15/05                      100             101
   Woodbridge Township, Sewer
     Utility, Series B (GO)
     5.000%, 09/15/10                      250             252
   Woodbridge Township, Sewer
     Utility Authority, Series B (GO)
     4.250%, 09/15/01                      250             252
                                                      --------
                                                       135,017
                                                      --------


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34
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========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997


--------------------------------------------------------------
                                        FACE          MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
NEW MEXICO--0.3%
   State, Educational Assistance
     Bonds, Series A (RB) (AMBAC)
     6.700%, 04/01/02                  $   200        $    212
   State, Mortgage Finance
     Authority (RB)
     7.250%, 09/01/22                      175             187
                                                      --------
                                                           399
                                                      --------
NORTH DAKOTA--0.1%
   State, Housing Finance Agency (RB)
     6.000%, 07/01/18                      190             196
                                                      --------
OHIO--0.1%
   State, Housing Finance Agency,
     Single Family Mortgage (RB)
     6.600%, 09/01/01                      155             164
                                                      --------
OKLAHOMA--0.0%
   State, Housing Finance Agency,
     Single Family, Class A (RB)
     7.997%, 08/01/18                       60              65
                                                      --------
PUERTO RICO--3.7%
   Puerto Rico, Commonwealth
     Aqueduct and Sewer Authority
     (RB) (FSA)
     9.000%, 07/01/09                      505             645
   Puerto Rico, Electric Power
     Authority (RB) (MBIA)
     4.900%, 07/01/05                    1,000           1,036
   Puerto Rico, Electric Power
     Authority, Series V (RB)
     5.600%, 07/01/03                       80              86
   Puerto Rico, Electric Power
     Authority, Series Y (RB) (MBIA)
     6.500%, 07/01/06                      500             578
   Puerto Rico, Housing Banking
     and Finance Agency, Single
     Family Mortgage Project (RB)
     7.100%, 12/01/99                      220             224
   Puerto Rico, Housing Revenue (RB)
     7.100%, 06/01/99                       65              66


--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   Puerto Rico, Public Buildings
     Authority, Series A (RB) (AMBAC)
     4.500%, 07/01/01                  $   200         $   204
   Puerto Rico, Telephone Authority,
     Series M (RB)
     5.000%, 01/01/02                      500             517
     5.400%, 01/01/08                      260             272
   Puerto Rico, Telephone Authority,
     Series M (RB) (AMBAC)
     5.050%, 01/01/04                      590             617
   Puerto Rico, Telephone Authority,
     Series M (RB) (MBIA)
     4.400%, 01/01/99                      300             301
   Puerto Rico, Telephone Authority,
     Series N (RB)
     5.100%, 01/01/04                      395             414
   Puerto Rico, Tourist and
     Environmental (RB)
     5.250%, 08/01/06                      200             211
   University of Puerto Rico,
     University Revenue Refunding,
     Series K, Pre-Refunded
     @ 100 (RB) (A)
     6.500%, 06/01/98                      300             303
                                                      --------
                                                         5,474
                                                      --------
RHODE ISLAND--0.4%
   State, Housing and Mortgage
     Finance, Homeownership
     Opportunity Project (RB)
     7.250%, 10/01/21                      115             122
     6.800%, 10/01/23                      430             446
                                                      --------
                                                           568
                                                      --------
TEXAS--0.7%
   Abilene, Higher Education
     Authority, Series B (RB)
     5.600%, 07/01/04                      500             526
   Brazos, Higher Education
     Authority, Series C-1 (RB)
     5.700%, 06/01/04                      450             475
                                                      --------
                                                         1,001
                                                      --------
VIRGIN ISLANDS--0.4%
   Virgin Islands, Public Finance
     Authority, Series A,
     Pre-Refunded  @ 101 (RB) (A)
     7.300%, 10/01/00                      500             548
                                                      --------


================================================================================

================================================================================


STATEMENT OF NET ASSETS

NEW JERSEY MUNICIPAL SECURITIES FUND (CONTINUED)
--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
WISCONSIN--0.6%
   State, Housing and Economic
     Development Authority, Home
     Ownership Project (RB)
     5.850%, 03/01/18                     $160        $    170
     6.500%, 09/01/22                      690             726
                                                      --------
                                                           896
                                                      --------
Total Municipal Bonds
   (Cost $142,116)                                     147,795
                                                      --------
Total Investments--98.8%
   (Cost $142,116)                                     147,795
                                                      --------
OTHER ASSETS AND LIABILITIES, NET--1.2%                  1,858
                                                      --------

NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 12,001,567 outstanding shares of
     beneficial interest                               125,851
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 1,713,216 outstanding shares of
     beneficial interest                                18,355
   Accumulated net realized loss on investments           (232)
   Net unrealized appreciation on investments     `      5,679
                                                      --------
Total Net Assets--100.0%                              $149,653
                                                      ========
   Price Per Share -- Class I                           $10.92
                                                      ========
Net Asset Value and Redemption Price
   Per Share -- Class A                                 $10.89
                                                      ========
Maximum Offering Price Per Share --
   Class A ($10.89 / 97%)                               $11.23
                                                      ========

(A) PRE-REFUNDED SECURITY -- THE MATURITY DATE SHOWN IS THE PRE-REFUNDED DATE.

(B) ZERO COUPON BOND -- THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS REPRESENTS THE SECURITY'S EFFECTIVE YIELD AT PURCHASE.

AMT -- ALTERNATIVE MINIMUM TAX

COP -- CERTIFICATE OF PARTICIPATION

GO -- GENERAL OBLIGATION

RB -- REVENUE BOND

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR CERTAIN SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS:

AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION

FGIC -- FEDERAL GUARANTY INSURANCE COMPANY

FSA -- FINANCIAL SECURITY ASSURANCE

MBIA -- MUNICIPAL BOND INVESTORS



INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
U.S. TREASURY OBLIGATIONS--51.5%
   U.S. Treasury Notes
     6.750%, 06/30/99                   $1,000        $  1,016
     7.500%, 10/31/99                      500             515
     7.750%, 11/30/99                      700             726
     7.750%, 12/31/99                      500             519
     7.125%, 02/29/00                      550             566
     6.875%, 03/31/00                    1,300           1,332
     5.875%, 06/30/00                      500             502
     5.750%, 10/31/00                    1,500           1,501
     5.625%, 11/30/00                    1,500           1,497
     6.250%, 04/30/01                      700             711
     6.625%, 06/30/01                    1,000           1,027
     6.500%, 08/31/01                    2,000           2,049
     6.125%, 12/31/01                    1,000           1,013
     6.250%, 01/31/02                    1,000           1,018
     6.250%, 02/28/02                    1,000           1,018
     6.250%, 06/30/02                    2,000           2,039
                                                      --------
Total U.S. Treasury Obligations
   (Cost $16,691)                                       17,049
                                                      --------

U.S. GOVERNMENT AGENCY OBLIGATIONS--44.2%
   Federal Home Loan Bank
     6.150%, 10/23/00                    1,000           1,000
     7.000%, 12/04/02                    1,000           1,016
     7.280%, 12/23/02                    1,000           1,006
     7.385%, 09/11/03                    1,000           1,007
     7.190%, 09/10/07                      800             800
   Federal Home Loan
     Mortgage Corporation
     6.130%, 08/19/99                      500             502
     7.195%, 07/30/01                    1,000           1,008
     7.055%, 08/02/01                    1,000           1,018
     7.125%, 09/24/03                    1,000           1,005
     7.100%, 02/20/04                    1,000           1,001
   Federal National
     Mortgage Association
     6.900%, 01/22/02                      500             504
     6.250%, 01/13/03                    1,000             997
     6.720%, 02/25/03                    1,000           1,000
     7.370%, 05/14/03                      750             775
     7.000%, 08/19/04                    1,000           1,003
     7.600%, 05/24/06                    1,000           1,020
                                                      --------
Total U.S. Government Agency Obligations
   (Cost $14,547)                                       14,662
                                                      --------

CASH EQUIVALENTS--3.5%
   SEI Liquid Asset Trust--
     Government Portfolio                  893             893
   SEI Liquid Asset Trust--
     Treasury Portfolio                    252             252
                                                      --------
Total Cash Equivalents
   (Cost $1,145)                                         1,145
                                                      --------



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36

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997



--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
Total Investments--99.2%
   (Cost $32,383)                                     $ 32,856
                                                      --------
OTHER ASSETS AND LIABILITIES, NET--0.8%                    280
                                                      --------

NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 3,090,850 outstanding shares of
     beneficial interest                                32,540
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 136,114 outstanding shares of
     beneficial interest                                 1,636
   Undistributed net investment income                       5
   Accumulated net realized loss on investments         (1,518)
   Net unrealized appreciation on investments              473
                                                      --------
Total Net Assets--100.0%                               $33,136
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $10.27
                                                      ========
Net Asset Value and Redemption Price
   Per Share -- Class A                                 $10.26
                                                      ========
Maximum Offering Price Per Share --
   Class A ($10.26 / 96%)                               $10.69
                                                      ========


PENNSYLVANIA MUNICIPAL SECURITIES FUND
--------------------------------------------------------------
MUNICIPAL BONDS--98.5%
PENNSYLVANIA--96.8%
   Allegheny County, Clarion Valley, School
     District Revenue (GO) (FGIC)
     5.200%, 03/15/17                  $   250             251
   Allegheny County, Hospital
     Development Authority (RB) (MBIA)
     5.600%, 04/01/13                      500             528
   Allegheny County, Hospital
     Development Authority,
     Pittsburgh Mercy Health System
     (RB) (AMBAC)
     5.500%, 08/15/10                      425             448
   Allegheny County, International
     Airport (RB) (MBIA)
     5.000%, 01/01/17                      750             741
   Allegheny County, Series C-44
     (GO) (FGIC)
     5.200%, 06/01/08                      150             156
   Altoona, City Authority, Water
     Revenue (RB) (FGIC)
     5.050%, 11/01/11                      500             507


--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   Altoona, Penn Area School
     District (GO) (FGIC)
     5.350%, 01/15/04                  $   200         $   211
   Annville, Cleona School District
     (GO) (FGIC)
     5.600%, 03/01/02                      365             377
   Beaver County (GO) (MBIA)
     5.150%, 10/01/17                    1,000           1,000
   Beaver County, Series A
     (GO) (FGIC)
     4.750%, 10/01/03                      100             103
   Beaver County, Series A
     (GO) (MBIA)
     5.600%, 10/01/11                      500             541
   Bethlehem, Penn School
     District (GO) (FGIC)
     4.850%, 09/01/10                      250             252
   Bucks County, Water and Sewer
     Authority (RB) (FGIC)
     5.375%, 12/01/13                    1,000           1,014
   Butler County (GO) (FGIC)
     6.000%, 07/15/12                      300             315
   Chester County (GO)
     5.500%, 11/15/10                      175             184
   Chester County, Health and
     Education Facilities Authority,
     Main Line Health Systems,
     Series A (RB)
     5.400%, 05/15/09                      500             517
   Chester County, Upland
     Authority (RB)
     6.375%, 09/01/21                      505             549
   Conestoga Valley, School
     District (GO) (FGIC)
     7.000%, 05/01/06                      250             272
   Dauphin County, School
     District (GO) (A)
     5.750%, 06/02/98                      450             481
   Delaware Valley, School
     District (GO) (FSA)
     5.000%, 11/15/12                      500             504
   Doylestown, Hospital Authority
     (RB) (AMBAC)
     5.000%, 07/01/23                    1,000             966
   Erie County (GO) (FGIC)
     5.250%, 09/01/12                       95              96
   Fairview, Penn School
     District (GO) (FGIC)
     5.050%, 02/15/11                      260             263
   Fort Cherry, School District
     (GO) (AMBAC)
     5.200%, 10/01/12                    1,000           1,009



================================================================================

================================================================================



STATEMENT OF NET ASSETS

PENNSYLVANIA MUNICIPAL SECURITIES FUND
--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   Harrisburg (RB) (MBIA)
     5.600%, 09/15/11                  $   575         $   604
   Hatboro-Horsham, School
     District (GO) (FGIC)
     4.900%, 09/15/10                      500             505
   Lackawanna County, Series A
     (GO) (AMBAC)
     5.300%, 09/15/13                      150             154
   Lancaster County, Cocalico School
     District (GO) (MBIA)
     6.000%, 02/15/15                      200             214
   Lancaster County, Higher Education
     Authority, Franklin & Marshall
     College (RB) (MBIA)
     5.650%, 04/15/10                      210             220
   Lancaster County, Hospital
     Authority, Lancaster General
     Hospital Project (RB) (AMBAC)
     6.300%, 07/01/05                      585             629
   Lancaster County, Hospital
     Authority, Masonic Homes
     Project (RB)
     4.900%, 11/15/03                      115             118
   Lancaster County, Parking
     Authority (RB)
     5.750%, 01/01/12                      275             298
   Langhorne Manor Borough,
     Higher Education and Health
     Authority, Wood Services (RB)
     6.400%, 11/15/06                      150             167
   Lycoming County, Hospital
     Authority (RB)
     5.375%, 11/15/10                      500             521
   Manheim Township, Central School
     District (GO) (FGIC)
     5.300%, 05/15/03                      300             316
   Moon Township, Municipal
     Authority, Water and Sewer (RB)
     3.875%, 12/01/02                       98              95
   North Allegheny, School District,
     Series A (GO) (AMBAC)
     6.000%, 11/01/03                      250             269
   Northeastern Pennsylvania, Hospital
     and Educational Revenue
     (RB) (AMBAC)
     5.250%, 01/01/26                    1,000           1,000
   Philadelphia, Authority for
     Industrial Development,
     National Board of Medical
     Examiners Project (RB)
     6.500%, 05/01/05                      325             352



--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   Philadelphia, Authority for
     Industrial Development (RB)
     5.500%, 07/01/10                  $   250         $   262
     5.250%, 07/01/17                    1,250           1,253
   Philadelphia, Gas Works
     Authority, Series 14 (RB) (FSA)
     6.375%, 07/01/14                      750             830
   Philadelphia (GO) (MBIA)
     5.000%, 05/15/07                      500             519
   Philadelphia, Hospital and
     Higher Education Facilities
     Authority, Children's Hospital
     Project, Series A (RB)
     5.375%, 02/15/14                      500             509
   Philadelphia, Hospital Authority,
     Saint Agnes Medical Center Project,
     Series A (RB) (MBIA)
     5.000%, 07/01/05                      865             867
   Philadelphia, Industrial Development,
     Girard Estates (RB)
     5.000%, 05/15/10                      150             152
   Pittsburgh, Urban Redevelopment
     Authority (RB)
     5.750%, 10/01/14                      100             105
   Pittsburgh, Water and Sewer Authority,
     Series A (RB) (FGIC)
     4.600%, 09/01/03                      270             274
   Pottsville, Hospital Authority
     Revenue (RB)
     5.000%, 08/15/12                    1,250           1,248
   Reading (GO) (AMBAC)
     6.000%, 11/15/02                      195             196
   Schuylkill County, Municipal
     Authority, Water Revenue
     Bond (RB)
     3.900%, 07/01/03                      205             201
   Scranton-Lackawanna, Health and
     Welfare Authority (RB)
     6.625%, 04/15/07                       70              71
   Southeastern Pennsylvania
     Transportation Authority (RB)
     6.100%, 06/01/02                      500             538
   Southmoreland, School District
     (GO) (AMBAC)
     5.200%, 10/01/12                      300             305
   State, Convention Center Authority,
     (RB) (MBIA)
     6.750%, 09/01/19                    1,000           1,140
   State, Convention Center Authority,
     Series A (RB) (FSA)
     6.250%, 09/01/04                      550             610


================================================================================
38

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997


--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   State, Delaware River Joint
     Toll Bridge (RB) (FGIC)
     6.000%, 07/01/18                  $   625         $   651
   State, First Series (GO)
     6.375%, 09/15/12                      300             323
   State, Higher Education Authority,
     College and University Revenue
     (RB) (MBIA)
     5.000%, 11/01/07                      500             516
   State, Higher Education Authority,
     Series I (RB) (AMBAC)
     5.000%, 06/15/03                      100             103
   State, Higher Education Authority,
     Student Loan, Series A (RB) (FGIC)
     6.800%, 12/01/00                      995           1,065
   State, Higher Education Authority,
     Thomas Jefferson University,
     Series A (RB)
     6.625%, 08/15/09                      600             665
   State, Higher Education Authority,
     University of Pennsylvania,
     Series A (RB)
     5.600%, 01/01/10                      150             159
   State, Higher Education Facilities,
     Series G (RB) (AMBAC)
     5.875%, 12/15/07                      400             426
   State, Hospital and Education
     Authority (RB) (FSA)
     5.625%, 10/01/18                      500             517
   State, Housing Finance Authority
     5.600%, 10/01/09                      300             321
   State, Housing Finance Authority (RB)
     5.550%, 04/01/07                      100             105
   5.450%, 10/01/14                        500             507
   State, Housing Finance
     Authority, Series 49 (RB)
     5.600%, 10/01/05                       75              79
   State, Intergovernmental Co-op
     Authority (RB) (FGIC)
     4.900%, 06/15/03                      800             824
   State, Public School Building
     Authority, Hazleton Area
     School District Project
     (RB) (FGIC)
     6.100%, 03/01/02                      500             528
   State, School Building Authority,
     Delaware County Community
     College (RB) (MBIA)
     5.200%, 04/01/08                      250             258


--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   State, Second Series (GO)
     5.500%, 07/01/01                  $   150        $    157
     5.250%, 06/15/09                    1,000           1,039
     5.000%, 10/15/15                    1,250           1,244
   State, Series A (COP) (AMBAC)
     5.200%, 07/01/05                      500             519
   State, Third Series (GO)
     6.000%, 11/15/02                    1,000           1,081
   State, Turnpike Commission
     (RB) (MBIA)
     5.500%, 12/01/17                    1,000           1,019
   State, Turnpike Commission,
     Series L (AMBAC)
     6.250%, 06/01/11                      500             539
   State, Turnpike Commission,
     Series P (RB) (AMBAC)
     5.900%, 12/01/08                    1,000           1,080
   Washington, School District,
     Series 1993-A (GO) (FGIC)
     5.700%, 09/01/06                      900             929
   West Chester, Area School
     District (GO)
     5.400%, 01/15/08                      500             516
   Wilkes Barre, School
     District (GO) (FGIC)
     5.050%, 04/01/11                      185             188
                                                      --------
                                                        41,185
                                                      --------
GUAM--1.7%
   Guam, Power Authority
     (RB) (AMBAC)
     6.000%, 10/01/09                      650             714
                                                      --------
Total Municipal Bonds
   (Cost $40,419)                                       41,899
                                                      --------
CASH EQUIVALENT--0.5%
   PNC Tax-Free Money Market Fund          215             215
                                                      --------
Total Cash Equivalent
   (Cost $215)                                             215
                                                      --------
Total Investments--99.0%
   (Cost $40,634)                                       42,114
                                                      --------
OTHER ASSETS AND LIABILITIES, NET--1.0%                    424
                                                      --------
NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 4,047,568 outstanding shares of
     beneficial interest                               40,600


================================================================================

================================================================================


STATEMENT OF NET ASSETS

PENNSYLVANIA MUNICIPAL SECURITIES FUND (CONTINUED)
--------------------------------------------------------------
                                        FACE         MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 38,902 outstanding shares of
     beneficial interest                              $    397
   Undistributed net investment income                       1
   Accumulated net realized gain on investments             60
   Net unrealized appreciation on investments            1,480
                                                      --------
Total Net Assets--100.0%                               $42,538
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $10.41
                                                      ========
Net Asset Value and Redemption Price
   Per Share --Class A                                  $10.38
                                                      ========
Maximum Offering Price Per Share --
   Class A ($10.38 / 97%)                               $10.70
                                                      ========

(A) FLOATING RATE INSTRUMENT WITH DEMAND FEATURES. THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON DECEMBER 31, 1997. THE DATE SHOWN IS THE LONGER OF THE RESET DATE OR THE DEMAND DATE.

COP -- CERTIFICATE OF PARTICIPATION

GO -- GENERAL OBLIGATION

RB -- REVENUE BOND

THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT
SUPPORT FOR CERTAIN SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS:

AMBAC -- AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION

FGIC -- FINANCIAL GUARANTY INSURANCE COMPANY

FSA -- FINANCIAL SECURITY ASSURANCE

MBIA -- MUNICIPAL BOND INVESTORS ASSURANCE



GNMA FUND
--------------------------------------------------------------
U.S. AGENCY MORTGAGE-BACKED BONDS--93.5%
   Government National
     Mortgage Association
     8.000%, 05/15/23                  $   321             333
     7.000%, 06/15/23                      110             112
     6.000%, 11/15/23                      733             709
     6.500%, 11/15/23                      715             708
     6.000%, 12/15/23                    1,225           1,183
     6.500%, 12/15/23                      385             383
     7.000%, 12/15/23                      745             751
     6.000%, 01/20/24                      799             769
     8.000%, 08/15/24                      389             404
     8.000%, 09/15/24                    1,092           1,134
     7.500%, 08/15/25                      290             298
                                                      --------
Total U.S. Agency Mortgage-Backed Bonds
   (Cost $6,691)                                         6,784
                                                      --------



--------------------------------------------------------------
                                     FACE AMOUNT     MARKET
DESCRIPTION                         (000)/SHARES   VALUE (000)
--------------------------------------------------------------
CASH EQUIVALENTS--6.1%
   SEI Liquid Asset Trust--
     Government Portfolio                 $250        $    250
   SEI Liquid Asset Trust--
     Treasury Portfolio                    192             192
                                                      --------
Total Cash Equivalents
   (Cost $442)                                             442
                                                      --------
Total Investments--99.6%
   (Cost $7,132)                                         7,226
                                                      --------
OTHER ASSETS AND LIABILITIES, NET--0.4%                     32
                                                      --------
NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 623,709 outstanding shares of
     beneficial interest                                 6,756
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 107,723 outstanding shares of
     beneficial interest                                 1,231
   Accumulated net realized loss on investments           (823)
   Net unrealized appreciation on investments               94
                                                      --------
Total Net Assets--100.0%                                $7,258
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                            $9.93
                                                      ========
Net Asset Value and Redemption Price
   Per Share -- Class A                                  $9.90
                                                      ========
Maximum Offering Price Per Share --
   Class A ($9.90 / 97%)                                $10.21
                                                      ========


EQUITY GROWTH FUND
--------------------------------------------------------------
COMMON STOCKS--92.9%
AIR TRANSPORTATION--0.0%
   Federal Express*                        954              58
                                                      --------
BANKS--2.6%
   Northern Trust                       66,600           4,645
                                                      --------
BEAUTY PRODUCTS--1.2%
   Procter & Gamble                     26,400           2,107
                                                      --------
COMMUNICATIONS EQUIPMENT--6.1%
   Ciena*                               57,900           3,539
   Nokia Series A (ADR)                 47,200           3,304
   Qualcomm*                            82,100           4,146
                                                      --------
                                                        10,989
                                                      --------


================================================================================
40

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997



--------------------------------------------------------------
                                                     MARKET
DESCRIPTION                            SHARES      VALUE (000)
--------------------------------------------------------------
COMPUTERS & SERVICES--13.7%
   America Online*                      39,100        $  3,487
   Computer Associates International    73,350           3,878
   Dell Computer*                       30,600           2,570
   Electronic Data Systems             109,987           4,833
   EMC*                                160,400           4,401
   Hewlett Packard                      24,900           1,556
   Microsoft*                           21,100           2,727
   Sungard Data Systems*                31,800             986
                                                      --------
                                                        24,438
                                                      --------
DRUGS--7.7%
   Bristol-Myers Squibb                 30,100           2,848
   Merck                                20,100           2,136
   Pfizer                               67,000           4,996
   Schering Plough                      59,700           3,709
                                                      --------
                                                        13,689
                                                      --------
FINANCIAL SERVICES--8.0%
   Freddie Mac                         108,700           4,559
   Franklin Resources                   47,400           4,121
   Green Tree Financial                 89,300           2,339
   MBNA                                121,200           3,310
                                                      --------
                                                        14,329
                                                      --------
FOOD, BEVERAGE & TOBACCO--0.6%
   Coca Cola                            17,500           1,166
                                                      --------
HOUSEHOLD PRODUCTS--2.7%
   Illinois Tool Works                  80,000           4,810
                                                      --------
INSURANCE--6.7%
   American International Group         28,000           3,045
   Conseco                              39,360           1,788
   MGIC Investment                      56,800           3,777
   Travelers                            63,999           3,448
                                                      --------
                                                        12,058
                                                      --------
LEISURE PRODUCTS--2.4%
   Mattel                              112,900           4,206
                                                      --------
MACHINERY--1.6%
   General Electric                     38,600           2,832
                                                      --------
MARINE TRANSPORTATION--2.3%
   Carnival, Class A                    74,200           4,109
                                                      --------
MEDICAL PRODUCTS & SERVICES--2.3%
   Healthsouth Rehabilitation*         146,000           4,052
                                                      --------
MISCELLANEOUS BUSINESS SERVICES--8.0%
   3Com*                                30,000           1,048
   Cambridge Technology Partners*       81,600           3,397
   Cendant                             114,300           3,929


--------------------------------------------------------------
                                                     MARKET
DESCRIPTION                            SHARES      VALUE (000)
--------------------------------------------------------------
   Cisco Systems*                       89,850        $  5,009
   Oracle Systems*                      39,625             884
                                                      --------
                                                        14,267
                                                      --------
MISCELLANEOUS CONSUMER SERVICES--1.5%
   Accustaff*                          114,700           2,638
                                                      --------
PETROLEUM & FUEL PRODUCTS--1.7%
   Baker Hughes                         23,800           1,038
   Diamond Offshore Drilling            21,750           1,047
   Global Marine*                       41,500           1,017
                                                      --------
                                                         3,102
                                                      --------
PROFESSIONAL SERVICES--4.7%
   Apollo Group, Class A*               72,000           3,402
   Halliburton                          20,850           1,083
   Paychex                              78,800           3,989
                                                      --------
                                                         8,474
                                                      --------
RETAIL--9.4%
   Corporate Express *                 233,100           3,001
   CompUSA*                            113,300           3,512
   CVS                                  51,200           3,280
   Gap                                  55,650           1,972
   Pier 1 Imports                       77,000           1,742
   Starbucks*                           83,400           3,201
                                                      --------
                                                        16,708
                                                      --------
SEMI-CONDUCTORS/INSTRUMENTS--4.0%
   American Power Conversion*          138,500           3,272
   Intel                                29,400           2,065
   Lattice Semi-conductor               36,600           1,734
                                                      --------
                                                         7,071
                                                      --------
SPECIALTY CONSTRUCTION--1.7%
   Ericsson LM (ADR)                    82,750           3,088
                                                      --------
TELEPHONES & TELECOMMUNICATION--1.5%
   Cincinnati Bell                      30,300             939
   Worldcom*                            56,030           1,695
                                                      --------
                                                         2,634
                                                      --------
WHOLESALE--2.5%
   Gillette                             22,900           2,300
   Johnson & Johnson                    32,300           2,128
                                                      --------
                                                         4,428
                                                      --------
Total Common Stocks
   (Cost $147,996)                                     165,898
                                                      --------
PREFERRED STOCK--0.9%
   Conseco Financial Trust              33,000           1,691
                                                      --------
Total Preferred Stock
   (Cost $1,650)                                         1,691
                                                      --------


================================================================================

================================================================================



STATEMENT OF NET ASSETS

EQUITY GROWTH FUND (CONTINUED)
--------------------------------------------------------------
                                                     MARKET
DESCRIPTION                            SHARES      VALUE (000)
--------------------------------------------------------------
OPTION--0.4%
   MCI Call Option                         285        $    677
                                                      --------
Total Option
   (Cost $488)                                             677
                                                      --------

REGULATED INVESTMENT COMPANY--5.4%
   Vontobel Europacific Fund           530,461           9,644
                                                      --------
Total Regulated Investment Company
   (Cost $8,558)                                         9,644
                                                      --------

CASH EQUIVALENTS--1.0%
   Aim Short-Term Prime Obligation       1,741           1,741
                                                      --------
Total Cash Equivalents
   (Cost $1,741)                                         1,741
                                                      --------
Total Investments--100.6%
   (Cost $160,436)                                     179,651
                                                      --------
OTHER ASSETS AND LIABILITIES, NET--(0.6%)               (1,061)
                                                      --------

NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 19,248,126 outstanding shares of
     beneficial interest                               153,316
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 46,733 outstanding shares of
     beneficial interest                                   483
   Portfolio Shares of Class B (unlimited
     authorization -- no par value) based
     on 38,870 outstanding shares of
     beneficial interest                                   401
   Accumulated net realized gain on investments          5,175
   Net unrealized appreciation on investments           19,215
                                                      --------
Total Net Assets--100.0%                              $178,590
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                            $9.24
                                                      ========
Net Asset Value and Redemption Price
   Per Share -- Class A                                  $9.25
                                                      ========
Maximum Offering Price Per Share --
   Class A ($9.25 / 94.5%)                               $9.79
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B (1)                        $9.18
                                                      ========

(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE.

*  NON-INCOME PRODUCING SECURITY

ADR -- AMERICAN DEPOSITORY RECEIPT




EQUITY VALUE FUND
--------------------------------------------------------------
                                                     MARKET
DESCRIPTION                            SHARES      VALUE (000)
--------------------------------------------------------------
COMMON STOCKS--97.2%
AIRCRAFT--1.5%
   United Technologies                  55,000        $  4,005
                                                      --------
BANKS--7.4%
   Bank of New York                     90,000           5,203
   Citicorp                             35,000           4,425
   J.P. Morgan                          35,000           3,951
   Norwest                             150,000           5,794
                                                      --------
                                                        19,373
                                                      --------
CHEMICALS--3.1%
   E.I. DuPont de Nemours               76,000           4,565
   Praxair                              80,000           3,600
                                                      --------
                                                         8,165
                                                      --------
COMMUNICATIONS EQUIPMENT--1.1%
   Nokia, Series A (ADR)                42,000           2,940
                                                      --------
COMPUTERS & SERVICES--5.6%
   Compaq Computer*                     80,000           4,515
   Hewlett Packard                      80,000           5,000
   Microsoft*                           40,000           5,170
                                                      --------
                                                        14,685
                                                      --------
DRUGS--10.9%
   Bristol-Myers Squibb                 60,000           5,677
   Glaxo Wellcome PLC (ADR)            110,000           5,266
   Merck                                55,000           5,844
   Pfizer                               80,000           5,965
   SmithKline Beecham                  110,000           5,658
                                                      --------
                                                        28,410
                                                      --------
ELECTRICAL & ELECTRONIC PRODUCTS--4.0%
   Emerson Electric                     80,000           4,515
   General Electric                     80,000           5,870
                                                      --------
                                                        10,385
                                                      --------
ELECTRICAL UTILITIES--1.6%
   FPL Group                            70,000           4,143
                                                      --------
FINANCIAL SERVICES--5.8%
   American Express                     60,000           5,355
   Federal National Mortgage
     Association                       100,000           5,706
   Textron                              64,000           4,000
                                                      --------
                                                        15,061
                                                      --------
FOOD, BEVERAGE & TOBACCO--7.4%
   Anheuser Busch                      100,000           4,400
   CPC International                    50,000           5,400
   PepsiCo                             110,000           4,008
   Sara Lee                            100,000           5,631
                                                      --------
                                                        19,439
                                                      --------


================================================================================
42

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997


--------------------------------------------------------------
                                                     MARKET
DESCRIPTION                            SHARES      VALUE (000)
--------------------------------------------------------------
GAS/NATURAL GAS--2.9%
   Consolidated Natural Gas             70,000        $  4,235
   Enron                                80,000           3,325
                                                      --------
                                                         7,560
                                                      --------
GLASS PRODUCTS--1.4%
   Corning                             100,000           3,712
                                                      --------
HOUSEHOLD PRODUCTS--3.8%
   Colgate-Palmolive                    70,000           5,145
   Procter & Gamble                     60,000           4,789
                                                      --------
                                                         9,934
                                                      --------
INSURANCE--3.4%
   American International Group         50,000           5,437
   CIGNA                                20,000           3,461
                                                      --------
                                                         8,898
                                                      --------
LEISURE PRODUCTS--2.1%
   Mattel                              150,000           5,587
                                                      --------
MACHINERY--3.4%
   Deere                                85,000           4,957
   Tenneco                             100,000           3,950
                                                      --------
                                                         8,907
                                                      --------
MANUFACTURING--1.3%
   Minnesota Mining &
     Manufacturing                      40,000           3,283
                                                      --------
MISCELLANEOUS BUSINESS SERVICES--0.8%
   Electronic Data Systems              50,000           2,197
                                                      --------
PAPER & PAPER PRODUCTS--1.4%
   Kimberly Clark                       75,000           3,698
                                                      --------
PETROLEUM & FUEL PRODUCTS--1.2%
   Union Pacific Resources Group       130,000           3,153
                                                      --------
PETROLEUM REFINING--7.3%
   Amoco                                45,000           3,831
   Exxon                                80,000           4,895
   Mobil                                70,000           5,053
   Royal Dutch Petroleum (ADR)         100,000           5,419
                                                      --------
                                                        19,198
                                                      --------
PRINTING & PUBLISHING--4.7%
   Gannett                             100,000           6,181
   Time Warner                         100,000           6,200
                                                      --------
                                                        12,381
                                                      --------
RAILROADS--3.2%
   Burlington Northern Santa Fe         45,000           4,182
   Union Pacific                        65,000           4,058
                                                      --------
                                                         8,240
                                                      --------


--------------------------------------------------------------
                                                     MARKET
DESCRIPTION                            SHARES      VALUE (000)
--------------------------------------------------------------
RETAIL--2.4%
   Limited                             100,000        $  2,550
   Sears Roebuck                        80,000           3,620
                                                      --------
                                                         6,170
                                                      --------
SEMI-CONDUCTORS/INSTRUMENTS--1.3%
   Intel                                50,000           3,513
                                                      --------
TELEPHONES & TELECOMMUNICATION--8.2%
   Ameritech                            60,000           4,830
   BellSouth                            80,000           4,505
   Lucent Technologies                  65,000           5,192
   SBC Communications                   70,000           5,128
   Worldcom*                            60,000           1,815
                                                      --------
                                                        21,470
                                                      --------
Total Common Stocks
   (Cost $217,594)                                     254,507
                                                      --------

CASH EQUIVALENTS--2.8%
   SEI Liquid Asset Trust--
     Government Portfolio                4,920           4,920
   SEI Liquid Asset Trust--
     Treasury Portfolio                  2,500           2,500
                                                      --------
Total Cash Equivalents
   (Cost $7,420)                                         7,420
                                                      --------
Total Investments--100.0%
   (Cost $225,014)                                     261,927
                                                      --------
OTHER ASSETS AND LIABILITIES, NET--(0.0%)                  (51)
                                                      --------

NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 18,841,002 outstanding shares of
     beneficial interest                               205,301
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 1,079,472 outstanding shares of
     beneficial interest                                13,316
   Portfolio Shares of Class B (unlimited
     authorization -- no par value) based
     on 394,174 outstanding shares of
     beneficial interest                                 5,911
   Overdistributed net investment income                  (404)
   Accumulated net realized gain on investments            839
   Net unrealized appreciation on investments           36,913
                                                      --------
Total Net Assets--100.0%                              $261,876
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $12.89
                                                      ========



================================================================================

================================================================================


STATEMENT OF NET ASSETS

EQUITY VALUE FUND (CONTINUED)
--------------------------------------------------------------
                                                     MARKET
DESCRIPTION                            SHARES      VALUE (000)
--------------------------------------------------------------
Net Asset Value and Redemption Price
   Per Share -- Class A                                 $12.90
                                                      ========
Maximum Offering Price Per Share --
   Class A ($12.90 / 94.5%)                             $13.65
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share  -- Class B (1)                      $12.87
                                                      ========

(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE.

*  NON-INCOME PRODUCING SECURITY

ADR -- AMERICAN DEPOSITORY RECEIPT



EQUITY INCOME FUND
--------------------------------------------------------------
COMMON STOCKS--85.4%
AIRCRAFT--0.9%
   United Technologies                  20,000           1,456
                                                      --------
AUTOMOTIVE--0.7%
   Chrysler                             30,000           1,056
                                                      --------
BANKS--9.5%
   Bank of New York                     70,000           4,047
   Bankers Trust New York               20,000           2,249
   Chase Manhattan Bank                 21,000           2,299
   First Union                          25,000           1,281
   J.P. Morgan                          21,000           2,370
   Norwest                              66,000           2,549
                                                      --------
                                                        14,795
                                                      --------
BEAUTY PRODUCTS--1.0%
   International Flavors & Fragrances   30,000           1,545
                                                      --------
CHEMICALS--3.0%
   E.I. DuPont de Nemours               40,000           2,402
   Imperial Chemical Industries PLC     35,000           2,273
                                                      --------
                                                         4,675
                                                      --------
DRUGS--10.7%
   American Home Products               20,000           1,530
   Bristol-Myers Squibb                 36,000           3,406
   Glaxo Wellcome PLC (ADR)             50,000           2,394
   Merck                                20,000           2,125
   Pfizer                               30,000           2,237
   Pharmacia & Upjohn                   55,000           2,014
   SmithKline Beecham                   60,000           3,086
                                                      --------
                                                        16,792
                                                      --------
ELECTRICAL & ELECTRONIC PRODUCTS--5.7%
   Emerson Electric                     44,000           2,483
   General Electric                     52,000           3,815
   Thomas & Betts                       57,000           2,693
                                                      --------
                                                         8,991
                                                      --------



--------------------------------------------------------------
                                                     MARKET
DESCRIPTION                            SHARES      VALUE (000)
--------------------------------------------------------------
ELECTRICAL UTILITIES--0.7%
   Southern                             45,000        $  1,164
                                                      --------
ENVIRONMENTAL SERVICES--1.0%
   Browning-Ferris Industries           42,000           1,554
                                                      --------
FINANCIAL SERVICES--3.9%
   Beneficial                           30,000           2,494
   Mid Ocean                            25,000           1,356
   Textron                              35,000           2,187
                                                      --------
                                                         6,037
                                                      --------
FOOD, BEVERAGE & TOBACCO--2.6%
   CPC International                    20,000           2,160
   Sara Lee                             35,000           1,971
                                                      --------
                                                         4,131
                                                      --------
GAS/NATURAL GAS--6.4%
   Consolidated Natural Gas             50,000           3,025
   Enron                                20,000             831
   Sonat                                50,000           2,288
   Trans Canada Pipeline                75,000           1,678
   Williams                             80,000           2,270
                                                      --------
                                                        10,092
                                                      --------
GLASS PRODUCTS--2.3%
   Corning                              50,000           1,856
   PPG Industries                       30,000           1,714
                                                      --------
                                                         3,570
                                                      --------
HOUSEHOLD PRODUCTS--3.1%
   Colgate-Palmolive                    35,000           2,573
   Hubbell Class B                      47,000           2,318
                                                      --------
                                                         4,891
                                                      --------
INSURANCE--4.2%
   Marsh & McLennan                     30,000           2,237
   St. Paul                             30,000           2,462
   TIG Holdings                         55,000           1,825
                                                      --------
                                                         6,524
                                                      --------
MACHINERY--0.9%
   Tenneco                              35,000           1,383
                                                      --------
MARINE TRANSPORTATION--0.6%
   Knightsbridge Tankers Limited        35,000             991
                                                      --------
MEDICAL PRODUCTS & SERVICES--1.3%
   Baxter International                 40,000           2,018
                                                      --------
PAPER & PAPER PRODUCTS--1.4%
   Kimberly Clark                       45,000           2,219
                                                      --------




================================================================================
44

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997


--------------------------------------------------------------
                                                     MARKET
DESCRIPTION                            SHARES      VALUE (000)
--------------------------------------------------------------
PETROLEUM REFINING--8.8%
   Atlantic Richfield                   30,000        $  2,404
   British Petroleum (ADR)              33,000           2,630
   Mobil                                40,000           2,888
   Royal Dutch Petroleum (ADR)          50,000           2,709
   Texaco                               40,000           2,175
   Ultramar Diamond Shamrock            30,000             956
                                                      --------
                                                        13,762
                                                      --------
PRINTING & PUBLISHING--2.6%
   Hollinger International              75,000           1,050
   McGraw-Hill                          40,000           2,960
                                                      --------
                                                         4,010
                                                      --------
RAILROADS--2.4%
   Burlington Northern Santa Fe         15,000           1,394
   Union Pacific                        38,000           2,373
                                                      --------
                                                         3,767
                                                      --------
REAL ESTATE INVESTMENT TRUSTS--3.6%
   Bedford Property Investors           50,000           1,094
   First Real Estate Investment
     Trust of New Jersey                 5,000             128
   Healthcare Realty Trust              30,000             868
   Hospitality Properties Trust         30,000             986
   Kilroy Realty                        30,000             863
   Liberty Property Trust               36,000           1,028
   United Dominion Realty Trust         50,000             697
                                                      --------
                                                         5,664
                                                      --------
RETAIL--3.0%
   J.C. Penney                          35,000           2,111
   Limited                             100,000           2,550
                                                      --------
                                                         4,661
                                                      --------
TELEPHONES & TELECOMMUNICATION--5.1%
   AT&T                                 25,000           1,531
   Bell Atlantic                        20,000           1,820
   BellSouth                            45,000           2,534
   GTE                                  40,000           2,090
                                                      --------
                                                         7,975
                                                      --------
Total Common Stocks
   (Cost $114,135)                                     133,723
                                                      --------

PREFERRED STOCKS--4.6%
   Aetna                                12,000             858
   Airtouch Communications              24,000           1,496
   Conseco Financial Trust              30,000             776
   Mattel                               50,000             800
   MedPartners*                         45,000             990



--------------------------------------------------------------
                                     SHARES/FACE     MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
   Sun                                  30,000        $  1,076
   SunAmerica                           25,000           1,164
                                                      --------
Total Preferred Stocks
   (Cost $6,045)                                         7,160
                                                      --------

CASH EQUIVALENTS--4.5%
   SEI Liquid Asset Trust--
     Treasury Portfolio                 $1,782           1,782
   SEI Liquid Asset Trust--
     Prime Obligation                    5,297           5,297
                                                      --------
Total Cash Equivalents
   (Cost $7,079)                                         7,079
                                                      --------

U.S. GOVERNMENT AGENCY OBLIGATIONS--2.6%
   Federal Home Loan Bank
     6.750%, 06/30/03                    1,000           1,002
   Federal National Mortgage Association
     3.266%, 01/05/98                    1,000           1,000
     5.740%, 06/09/98                    2,000           2,000
                                                      --------
Total U.S. Government Agency Obligations
   (Cost $3,999)                                         4,002
                                                      --------

CONVERTIBLE BONDS--2.4%
   Hilton Hotels
     5.000%, 05/15/06                      200             220
   Newell Financial
     5.250%, 12/31/49                       30           1,538
   Parker Drilling Shares
     5.500%, 08/01/04                      400             431
   PetSmart
     6.750%, 11/01/04                      500             518
   U.S. Filter
     4.500%, 12/15/01                      600             616
   USA Waste Services
     4.000%, 02/01/02                      400             445
                                                      --------
Total Convertible Bonds
   (Cost $3,158)                                         3,768
                                                      --------

U.S. TREASURY OBLIGATION--0.3%
   U.S. Treasury Note
     5.625%, 10/31/99                      500             499
                                                      --------
Total U.S. Treasury Obligation
   (Cost $499)                                             499
                                                      --------
Total Investments--99.8%
   (Cost $134,915)                                     156,231
                                                      --------
OTHER ASSETS AND LIABILITIES, NET--0.2%                    285
                                                      --------



================================================================================

Statement of Net Assets

--------------------------------------------------------------
                                                     MARKET
DESCRIPTION                            SHARES      VALUE (000)
--------------------------------------------------------------
NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 10,006,971 outstanding shares of
     beneficial interest                              $110,203
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 1,261,765 outstanding shares of
     beneficial interest                                15,523
   Portfolio Shares of Class B (unlimited
     authorization -- no par value) based
     on 597,033 outstanding shares of
     beneficial interest                                 8,862
   Overdistribution of net investment income              (368)
   Accumulated net realized gain on investments            980
   Net unrealized appreciation on investments           21,316
                                                      --------
Total Net Assets--100.0%                              $156,516
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $13.19
                                                      ========
Net Asset Value and Redemption Price
   Per Share -- Class A                                 $13.22
                                                      ========
Maximum Offering Price Per Share --
   Class A ($13.22 / 94.5%)                             $13.99
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B (1)                       $13.17
                                                      ========

(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE.

* NON-INCOME PRODUCING SECURITY

ADR -- AMERICAN DEPOSITORY RECEIPT



MID CAP FUND
--------------------------------------------------------------
COMMON STOCKS--99.1%
APPAREL/TEXTILES--1.6%
   Albany International                 35,000             805
                                                      --------
AUTOMOTIVE--6.2%
   Cooper*                              37,500           1,533
   Dial                                 27,500             572
   Regal Beloit                         35,500           1,049
                                                      --------
                                                         3,154
                                                      --------
BANKS--9.0%
   First Bank of Puerto Rico            25,000             852
   First Tennessee National             22,500           1,502
   Sovereign Bancorp                    10,000             207
   Wilmington Trust                     18,500           1,154
   Zions Bancorp                        20,000             907
                                                      --------
                                                         4,622
                                                      --------



--------------------------------------------------------------
                                                     MARKET
DESCRIPTION                            SHARES      VALUE (000)
--------------------------------------------------------------
BUILDING & CONSTRUCTION--1.0%
   Jacobs Engineering Group*            20,000        $    507
                                                      --------
CHEMICALS--5.6%
   Cytec Industries*                    25,000           1,173
   Olin                                 15,000             703
   Praxair                              22,500           1,012
                                                      --------
                                                         2,888
                                                      --------
COMMUNICATIONS EQUIPMENT--3.2%
   ADC Telecommunications*              17,000             710
   Ascend Communications *              15,000             367
   Qualcomm*                            11,500             581
                                                      --------
                                                         1,658
                                                      --------
COMPUTERS & SERVICES--4.5%
   America Online*                      10,000             892
   Gateway 2000*                        20,000             652
   Sungard Data Systems*                25,000             775
                                                      --------
                                                         2,319
                                                      --------
DRUGS--5.8%
   Biogen*                              15,000             546
   Centocor*                            12,500             416
   Medpartners*                         25,000             559
   Watson Pharmaceuticals*              45,000           1,460
                                                      --------
                                                         2,981
                                                      --------
ENERGY & POWER--1.1%
   Calenergy*                           20,000             575
                                                      --------
FINANCIAL SERVICES--3.7%
   Capstead Mortgage                    15,000             299
   Firstplus Financial Group*           10,000             384
   Franklin Resources                   14,000           1,217
                                                      --------
                                                         1,900
                                                      --------
GAS/NATURAL GAS--0.9%
   Sonat                                10,000             457
                                                      --------
HOUSEHOLD PRODUCTS--1.5%
   Danaher                              12,000             757
                                                      --------
INSURANCE--3.7%
   Amerin*                              25,000             700
   Delphi Financial Group*              18,360             826
   Reliance Group Holdings              25,000             353
                                                      --------
                                                         1,879
                                                      --------
MACHINERY--2.4%
   Lindsay Manufacturing                29,000           1,258
                                                      --------
MEDICAL PRODUCTS & SERVICES--3.7%
   Biomet                               22,500             577
   Coherent*                             8,500             299



================================================================================
46

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997



--------------------------------------------------------------
                                                     MARKET
DESCRIPTION                            SHARES      VALUE (000)
--------------------------------------------------------------
   Genesis Health Ventures*             22,000        $    580
   Vencor*                              17,500             428
                                                      --------
                                                         1,884
                                                      --------
MISCELLANEOUS BUSINESS SERVICES--8.0%
   Adaptec*                             13,500             501
   Cendant                              20,000             687
   Electronic Arts*                     20,000             756
   Networks Associates*                 10,000             529
   Parametric Technology*               11,000             521
   U.S. Filter*                         17,500             524
   Whitman                              22,500             586
                                                      --------
                                                         4,104
                                                      --------
MISCELLANEOUS CONSUMER SERVICES--2.7%
   Accustaff*                           30,000             690
   Stewart Enterprises Class A          15,000             699
                                                      --------
                                                         1,389
                                                      --------
OFFICE FURNITURE & FIXTURES--1.1%
   Lear*                                12,000             570
                                                      --------
PAPER & PAPER PRODUCTS--2.4%
   Bemis                                27,500           1,212
                                                      --------
PETROLEUM & FUEL PRODUCTS--1.3%
   Global Marine*                       15,000             367
   Parker Drilling*                     25,000             305
                                                      --------
                                                           672
                                                      --------
PETROLEUM REFINING--2.0%
   Saga Petroleum Class B               70,000           1,041
                                                      --------
PRINTING & PUBLISHING--0.5%
   Hollinger International              20,000             280
                                                      --------
PROFESSIONAL SERVICES--2.7%
   Devry*                               15,000             478
   Paychex                              18,000             911
                                                      --------
                                                         1,389
                                                      --------
RETAIL--10.1%
   Bed Bath and Beyond*                 20,000             770
   Circuit City Stores                  10,000             356
   Corporate Express *                  35,000             451
   Intimate Brands                      20,000             481
   Piercing Pagoda *                    45,000           1,294
   Rainforest Cafe*                     20,000             660
   Starbucks*                           10,000             384
   Tech Data*                           20,000             778
                                                      --------
                                                         5,174
                                                      --------
RUBBER & PLASTIC--1.3%
   Sonoco Products                      20,000             694
                                                      --------



--------------------------------------------------------------
                                                     MARKET
DESCRIPTION                            SHARES      VALUE (000)
--------------------------------------------------------------
SAVINGS AND LOANS--1.3%
   Golden State Bancorp*                17,500        $    654
                                                      --------
SEMI-CONDUCTORS/INSTRUMENTS--3.4%
   American Power Conversion*           25,000             591
   Analog Devices*                      25,000             692
   Xilinx*                              13,000             456
                                                      --------
                                                         1,739
                                                      --------
SPECIALTY MACHINERY--0.9%
   American Standard Companies*         11,500             441
                                                      --------
STEEL & STEEL WORKS--0.7%
   Engelhard                            20,000             348
                                                      --------
TELEPHONES & TELECOMMUNICATION--1.8%
   Aliant Communications                30,000             941
                                                      --------
TESTING LABORATORIES--0.9%
   Chiron*                              27,500             468
                                                      --------
TRANSPORTATION SERVICES--1.4%
   GATX                                 10,000             726
                                                      --------
TRUCKING--1.5%
   Suiza Foods*                         12,500             745
                                                      --------
WHOLESALE--1.2%
   Cardinal Health                       8,000             601
                                                      --------
Total Common Stocks
   (Cost $36,736)                                       50,832
                                                      --------

CASH EQUIVALENTS--3.4%
   SEI Liquid Asset Trust--
     Government Portfolio                1,484           1,484
   SEI Liquid Asset Trust--
     Treasury Portfolio                    251             251
                                                      --------
Total Cash Equivalents
   (Cost $1,735)                                         1,735
                                                      --------
Total Investments-- 102.5%
   (Cost $38,471)                                       52,567
                                                      --------
OTHER ASSETS AND LIABILITIES, NET--(2.5%)               (1,295)
                                                      --------

NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 3,116,687 outstanding shares of
     beneficial interest                                31,343
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 348,829 outstanding shares of
     beneficial interest                                 3,771




================================================================================

================================================================================



Statement of Net Assets

MID CAP FUND (CONTINUED)
--------------------------------------------------------------
                                                     MARKET
DESCRIPTION                            SHARES      VALUE (000)
--------------------------------------------------------------
   Accumulated net realized gain on investments        $ 2,062
   Net unrealized appreciation on investments           14,096
                                                      --------
Total Net Assets--100.0%                               $51,272
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $14.80
                                                      ========
Net Asset Value and Redemption Price
   Per Share -- Class A                                 $14.76
                                                      ========
Maximum Offering Price Per Share --
   Class A ($14.76 / 96%)                               $15.38
                                                      ========
* NON-INCOME PRODUCING SECURITY



BALANCED FUND
--------------------------------------------------------------
COMMON STOCKS--69.3%
AIRCRAFT--2.8%
   Allied Signal                        17,000             662
   United Technologies                   6,000             437
                                                      --------
                                                         1,099
                                                      --------
BANKS--9.5%
   Bank of New York                      9,500             549
   Chase Manhattan Bank                  7,000             766
   Citicorp                              5,000             632
   First Union                          12,000             615
   Nationsbank                           8,000             486
   Norwest                              16,000             618
                                                      --------
                                                         3,666
                                                      --------
CHEMICALS--3.8%
   E.I. DuPont de Nemours               13,000             781
   Praxair                              15,000             675
                                                      --------
                                                         1,456
                                                      --------
COMPUTERS & SERVICES--5.8%
   Cisco Systems*                       12,000             669
   Compaq Computer*                     10,000             564
   Hewlett Packard                       8,000             500
   Microsoft*                            4,000             517
                                                      --------
                                                         2,250
                                                      --------
DRUGS--7.5%
   Bristol-Myers Squibb                  6,000             568
   Glaxo Wellcome PLC (ADR)             11,600             555
   Merck                                 6,000             637
   Pfizer                               10,000             746
   SmithKline Beecham                    8,000             411
                                                      --------
                                                         2,917
                                                      --------



--------------------------------------------------------------
                                                     MARKET
DESCRIPTION                            SHARES      VALUE (000)
--------------------------------------------------------------
ELECTRICAL & ELECTRONIC PRODUCTS--2.6%
   Emerson Electric                      6,000        $    339
   General Electric                      9,000             660
                                                      --------
                                                           999
                                                      --------
FINANCIAL SERVICES--6.4%
   American Express                      6,000             535
   Federal National Mortgage
     Association                        12,000             685
   Morgan Stanley, Dean
     Witter, Discover                   12,000             710
   Textron                               8,800             550
                                                      --------
                                                         2,480
                                                      --------
FOOD, BEVERAGE & TOBACCO--3.9%
   CPC International                     5,000             540
   PepsiCo                              14,000             510
   Sara Lee                              8,000             451
                                                      --------
                                                         1,501
                                                      --------
GAS/NATURAL GAS--2.8%
   Enron                                11,000             457
   Williams                             22,000             624
                                                      --------
                                                         1,081
                                                      --------
GLASS PRODUCTS--1.6%
   Corning                              17,000             631
                                                      --------
INSURANCE--1.3%
   American International Group          4,500             489
                                                      --------
LEISURE PRODUCTS--1.4%
   Mattel                               15,000             559
                                                      --------
MACHINERY--1.0%
   Deere                                 6,500             379
                                                      --------
MISCELLANEOUS CONSUMER SERVICES--2.0%
   Service International                21,000             776
                                                      --------
PAPER & PAPER PRODUCTS--1.3%
   Kimberly Clark                       10,000             493
                                                      --------
PETROLEUM REFINING--5.3%
   Amoco                                 6,000             511
   Exxon                                 8,000             490
   Mobil                                 8,000             578
   Royal Dutch Petroleum (ADR)           9,000             488
                                                      --------
                                                         2,067
                                                      --------
PRINTING & PUBLISHING--0.6%
   Gannett                               4,000             247
                                                      --------


================================================================================
48

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997


--------------------------------------------------------------
                                     SHARES/FACE     MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
RAILROADS--2.6%
   Burlington Northern Santa Fe          5,500        $    511
   Union Pacific                         8,000             500
                                                      --------
                                                         1,011
                                                      --------
RETAIL--1.3%
   Limited                              20,000             510
                                                      --------
SEMI-CONDUCTORS/INSTRUMENTS--1.5%
   Intel                                 8,000             562
                                                      --------
TELEPHONES & TELECOMMUNICATION--3.1%
   Lucent Technologies                   8,000             639
   Worldcom*                            19,000             575
                                                      --------
                                                         1,214
                                                      --------
WHOLESALE--1.2%
   Johnson & Johnson                     7,000             461
                                                      --------
Total Common Stocks
   (Cost $21,527)                                       26,848
                                                      --------
U.S. TREASURY OBLIGATIONS--14.8%
   U.S. Treasury Bond
     6.375%, 08/15/27                   $2,000           2,110
   U.S. Treasury Notes
     5.875%, 02/15/04                    1,000           1,009
     6.625%, 05/15/07                    1,000           1,058
     6.125%, 08/15/07                    1,500           1,541
                                                      --------
Total U.S. Treasury Obligations
   (Cost $5,503)                                         5,718
                                                      --------

CORPORATE BONDS--10.7%
BANKS--1.4%
   First Chicago NBD Bancorp
     7.125%, 05/15/07                      500             520
                                                      --------
INDUSTRIAL--9.3%
   Abbott Laboratories
     5.600%, 10/01/03                    1,000             976
   Amoco
     6.250%, 10/15/04                    1,000           1,005
   Browning-Ferris
     6.375%, 01/15/08                      500             499
   McDonald's
     6.500%, 08/01/07                    1,000           1,021
   Philip Morris
     9.250%, 02/15/00                      100             106
                                                      --------
                                                         3,607
                                                      --------
Total Corporate Bonds
   (Cost $4,050)                                         4,127
                                                      --------


--------------------------------------------------------------
                                    FACE AMOUNT      MARKET
DESCRIPTION                         (000)/SHARES   VALUE (000)
--------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--2.7%
   Federal Home Loan
     Mortgage Corporation
     6.704%, 01/09/07                     $500        $    522
   Federal National
     Mortgage Association
     7.760%, 08/02/06                      500             513
                                                      --------
Total U.S. Government Agency Obligations
   (Cost $1,002)                                         1,035
                                                      --------

CERTIFICATE OF DEPOSIT--1.0%
   National City Bank Cleveland
     7.100%, 09/25/12                      400             411
                                                      --------
Total Certificate of Deposit
   (Cost $400)                                             411
                                                      --------

CASH EQUIVALENTS--1.2%
   SEI Liquid Asset Trust--
     Government Portfolio                  254             254
   SEI Liquid Asset Trust--
     Treasury Portfolio                    215             215
                                                      --------
Total Cash Equivalents
   (Cost $469)                                             469
                                                      --------
Total Investments--99.7%
   (Cost $32,950)                                       38,608
                                                      --------
OTHER ASSETS AND LIABILITIES, NET--0.3%                    102
                                                      --------

NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 2,029,771 outstanding shares of
     beneficial interest                                19,345
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 823,539 outstanding shares of
     beneficial interest                                 8,850
   Portfolio Shares of Class B (unlimited
     authorization -- no par value) based
     on 371,541 outstanding shares of
     beneficial interest                                 4,726
   Undistributed net investment income                       6
   Accumulated net realized gain on investments            125
   Net unrealized appreciation on investments            5,658
                                                      --------
Total Net Assets--100.0%                                38,710
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $12.00
                                                      ========



================================================================================

================================================================================


Statement of Net Assets

BALANCED FUND (CONTINUED)
--------------------------------------------------------------
                                                     MARKET
DESCRIPTION                            SHARES      VALUE (000)
--------------------------------------------------------------
Net Asset Value and Redemption Price
   Per Share -- Class A                                 $12.02
                                                      ========
Maximum Offering Price Per Share --
   Class A ($12.02 / 94.5%)                             $12.72
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class B (1)                       $11.97
                                                      ========

(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE.

* NON-INCOME PRODUCING SECURITY

ADR -- AMERICAN DEPOSITORY RECEIPT



INTERNATIONAL GROWTH FUND
--------------------------------------------------------------
FOREIGN COMMON STOCKS--91.3%
ARGENTINA--0.6%
   Banco de Galacia                      6,500              42
   Telefonica de Argengentina (ADR)      1,400              52
                                                      --------
                                                            94
                                                      --------
AUSTRALIA--3.0%
   Amcor                                 9,100              40
   Australian & New Zealand Bank        11,000              73
   Boral                                23,380              59
   Broken Hill Proprietary               8,404              78
   Goodman Fielder                      80,837             128
   ICI Australia LTD                     6,198              43
   Newscorp Finance                      6,000              33
                                                      --------
                                                           454
                                                      --------
AUSTRIA--0.8%
   OMV                                     900             125
                                                      --------
BRAZIL--1.3%
   Aracruz Cellulose (ADR)               1,700              24
   Electrobras (ADR)                     2,150              53
   Telebras (ADR)                          140              16
   Telecomunicacoes Brasileiras        976,000              99
                                                      --------
                                                           192
                                                      --------
CANADA--3.1%
   Alcan Aluminum Ltd.                   2,400              66
   Canada Pacific (ADR)                  7,500             204
   Canadian Imperial Bank                2,600              81
   Canadian Imperial Bank (USD)          1,000              31
   Canwest Global
     Communication (ADR)                 4,300              77
                                                      --------
                                                           459
                                                      --------


--------------------------------------------------------------
                                                     MARKET
DESCRIPTION                            SHARES      VALUE (000)
--------------------------------------------------------------
CHILE--0.3%
   Embotelladora Andina,
     Series B (ADR)                      2,400        $     47
                                                      --------
CHINA--0.2%
   China Southern Air (ADR)*             1,900              25
                                                      --------
DENMARK--1.8%
   Unidanmark, Series A                  3,750             275
                                                      --------
FINLAND--2.4%
   Kesko Oy Akt                          6,400             101
   Metsa Serla, Series B                10,500              82
   Nokia, Series A (ADR)                 1,700             119
   Rauma Oy                              3,300              51
                                                      --------
                                                           353
                                                      --------
FRANCE--8.9%
   Assurances Generales de France        2,930             155
   Banque National Paris, Series A       2,345             125
   Cie de Saint Gobain                     600              85
   Credit Commerce France                1,110              76
   Havas                                 1,801             130
   Peugeot                                 970             122
   Rhone Poulenc                         5,121             229
   Societe Generale                        910             124
   Societe Nationale Elf Aquitaine       1,480             172
   Total, Series B                       1,029             112
                                                      --------
                                                         1,330
                                                      --------
GERMANY--6.5%
   Bayer                                 6,900             256
   Degussa                               1,450              72
   Karstadt                                380             131
   Lufthansa                             2,640              50
   Man AG                                  560             162
   Mannesmann                              310             156
   Metallgesellschaft*                   7,550             138
                                                      --------
                                                           965
                                                      --------
HONG KONG--1.6%
   Hutchison Whampoa                    17,000             107
   Hysan Development                     8,000              16
   New World Development                12,000              41
   Sung Hung Kai Properties              8,100              56
   Tingyi (Cayman Island)              140,000              18
                                                      --------
                                                           238
                                                      --------
INDIA--0.3%
   Ranbaxy Laboratories (GDR)            1,000              26
   State Bank of India (GDR)             1,300              24
                                                      --------
                                                            50
                                                      --------


================================================================================
50

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997


--------------------------------------------------------------
                                                     MARKET
DESCRIPTION                            SHARES      VALUE (000)
--------------------------------------------------------------
INDONESIA--0.1%
   Kalbe Farma                          62,000        $     11
                                                      --------
IRELAND--0.2%
   Allied Irish Bank                     2,903              28
                                                      --------
ITALY--2.9%
   Arnaldo Mondadori                     6,175              49
   Istituto Banc San Paolo Torino        8,700              83
   Telecom Italia SPA                   45,788             293
                                                      --------
                                                           425
                                                      --------
JAPAN--16.4%
   Aisin Seiki                          11,000             114
   Bank of Tokyo-Mitsubishi              9,000             124
   Daiwa Securities                      8,000              28
   Eisai                                 7,000             107
   Exedy Corp                            5,000              38
   Fuji Machine Manufacturing            5,000             121
   Fujisawa Pharmaceutical               4,000              35
   Fukuda Denshi                         2,000              20
   Hitachi                               8,000              57
   JGC                                  19,000              40
   Mabuchi Motor                         3,000             152
   Maruichi Steel Tube                   6,000              73
   Matsumotokiyoshi                      2,400              92
   Matsushita Electric                  11,000             161
   Mazda Motor*                         47,000             112
   Meiwa Estate                          1,000               7
   Murata Manufacturing                  3,000              75
   Namco                                 4,000             116
   NGK Spark Plugs                       9,500              54
   Nomura Securities                     2,000              27
   Okumura                              17,000              40
   Otsuka Kagu LTD                         500              18
   Rohm Company                          1,000             102
   Sakura Bank                          23,000              66
   Sanwa Bank                            5,000              51
   Sawako                                  100               1
   Shimachu                              3,300              52
   Sony                                  1,000              89
   Sony Music Entertainment              5,200             191
   Square Co Ltd                         2,100              58
   Sumitomo Rubber Industries           27,000             114
   Toyo Ink                             13,000              23
   Yamato Kogyo                         15,000              90
                                                      --------
                                                         2,448
                                                      --------
MALAYSIA--0.1%
   Renong Berhad                        19,000               9
   Sime Darby                            5,500               5
                                                      --------
                                                            14
                                                      --------


--------------------------------------------------------------
                                                     MARKET
DESCRIPTION                            SHARES      VALUE (000)
--------------------------------------------------------------
MEXICO--1.5%
   Grupo Televisa*                       3,800        $     74
   Kimberly Clark, Series A             26,000             127
   Panamerican Beverage,
     Series A (ADR)                        900              29
                                                      --------
                                                           230
                                                      --------
NETHERLANDS--3.7%
   Akzo Nobel                              980             169
   ING Groep NV                            400              17
   International Nederlanden             4,321             182
   Polygram                              2,800             134
   Unilever NV                             800              49
                                                      --------
                                                           551
                                                      --------
NEW ZEALAND--0.8%
   Brierley Investment                  27,683              20
   Carter Holt Harvey                   23,000              36
   Telecom of New Zealand (ADR)          1,600              62
                                                      --------
                                                           118
                                                      --------
NORWAY--1.3%
   Saga Petroleum AS, Series A          11,200             193
                                                      --------
PHILIPPINES--0.5%
   Manila Electric, Series B            13,000              44
   Metroropolitan Bank & Trust           3,600              25
                                                      --------
                                                            69
                                                      --------
SINGAPORE--1.3%
   Far East Levingston Shipbuilding     20,000              56
   Keppel                               14,750              42
   Overseas Union Bank                  18,000              69
   Straits Steamship Land               14,000              19
                                                      --------
                                                           186
                                                      --------
SOUTH AFRICA--0.5%
   Billiton PLC*                        27,600              71
                                                      --------
SPAIN--2.2%
   Banco Popular Espana                  2,160             151
   Endesa - Empresa Nacional
     de Electricidad                     7,200             128
   Telefonica de Espana (ADR)              600              55
                                                      --------
                                                           334
                                                      --------
SWEDEN--4.0%
   Nordbanken Holding AB*               53,900             305
   Pharmacia & Upjohn                    6,400             235
   Sparbanken Sverige AB, Series A       2,720              62
                                                      --------
                                                           602
                                                      --------



================================================================================

================================================================================


Statement of Net Assets

INTERNATIONAL GROWTH FUND (CONTINUED)
--------------------------------------------------------------
                                                     MARKET
DESCRIPTION                            SHARES      VALUE (000)
--------------------------------------------------------------
SWITZERLAND--5.0%
   Ciba Speciality Chemicals               560        $     67
   Holderbank Finan Glarus, Series B       250             204
   Nestle                                  156             234
   Roche Holdings AG                        25             248
                                                      --------
                                                           753
                                                      --------
THAILAND--0.1%
   Land & House                         19,797               4
   Siam City Cement "F"                    563               1
   Thai Farmers Bank "F"                 7,000              13
                                                      --------
                                                            18
                                                      --------
UNITED KINGDOM--19.9%
   Associated British Foods             19,813             172
   Bank of Scotland                     12,400             114
   Bass                                 11,500             178
   Billiton PLC*                         7,400              19
   BOC Group                             7,913             130
   British Petroleum                    12,500             164
   BTR                                  36,000             109
   Burmah Castrol                       11,100             193
   Carlton Communications               17,000             131
   Cookson Group                        39,869             128
   Guinness PLC                         22,000             202
   HSBC Holdings PLC                     5,900             146
   Jefferson Smurf GBP                  65,170             181
   Johnson Matthey PLC                  14,000             125
   Powergen                             13,105             171
   Rank Group                           22,500             125
   Reckitt & Coleman                    10,573             166
   Royal Bank of Scotland               11,000             140
   Sun Alliance Group                   11,919             120
   Zeneca Group PLC                      7,200             253
                                                      --------
                                                         2,967
                                                      --------
Total Foreign Common Stocks
   (Cost $13,393)                                       13,625
                                                      --------

FOREIGN PREFERRED STOCKS--2.8%
BRAZIL--1.1%
   Cemig                               620,000              27
   CIA Riograndense Telecom*            25,800              32
   Petroleo Brasileiro                 292,000              68
   Telecomunicacoes de Sao Paulo       120,000              32
                                                      --------
                                                           159
                                                      --------
GERMANY--1.7%
   Hornbach                              1,400              97
   Prosieben Media AG*                   3,500             161
                                                      --------
                                                           258
                                                      --------



--------------------------------------------------------------
                                     SHARES/FACE     MARKET
DESCRIPTION                         AMOUNT (000)   VALUE (000)
--------------------------------------------------------------
Total Foreign Preferred Stocks
   (Cost $420)                                        $    417
                                                      --------

REPURCHASE AGREEMENT--5.7%
   Paine Webber
     6.60%, dated 12/31/97, matures
     01/02/98, repurchase price
     $855,157 (collateralized by
     U.S. Treasury Note,total
     market value $876,888)            $   855             855
                                                      --------
Total Repurchase Agreement
   (Cost $855)                                             855
                                                      --------
Total Investments--99.8%
   (Cost $14,668)                                       14,897
                                                      --------
OTHER ASSETS AND LIABILITIES, NET--0.2%                     29
                                                      --------

NET ASSETS:
   Portfolio Shares of Class I (unlimited
     authorization -- no par value) based
     on 1,367,608 outstanding shares of
     beneficial interest                                14,388
   Portfolio Shares of Class A (unlimited
     authorization -- no par value) based
     on 64,154 outstanding shares of
     beneficial interest                                   649
   Portfolio Shares of Class B (unlimited
     authorization -- no par value) based
     on 11,308 outstanding shares of
     beneficial interest                                   135
   Undistributed net investment income                      33
   Accumulated net realized loss on investments           (508)
   Net unrealized appreciation on investments              229
                                                      --------
Total Net Assets-- 100.0%                              $14,926
                                                      ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class I                           $10.34
                                                      ========
Net Asset Value and Redemption Price
   Per Share -- Class A                                 $10.33
                                                      ========
Maximum Public Offering Price
   Per Share -- Class A ($10.33 / 94.5%)                $10.93
                                                      ========
Net Asset Value and Redemption Price
   Per Share -- Class B (1)                             $10.30
                                                      ========


(1) CLASS B HAS A CONTINGENT DEFERRED SALES CHARGE.

* NON-INCOME PRODUCING SECURITY

ADR -- AMERICAN DEPOSITORY RECEIPTS

F -- FOREIGN SHARES

GDR -- GLOBAL DEPOSITORY RECEIPTS




================================================================================
52

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997



Statement of Operations (000)
FOR THE YEAR ENDED DECEMBER 31, 1997

                                           ---------------------------------------------------------------------------------------
                                            U.S. TREASURY       PRIME                             U.S. TREASURY      INSTITUTIONAL
                                             SECURITIES      OBLIGATION         TAX-EXEMPT         SECURITIES           SELECT
                                                MONEY           MONEY              MONEY           PLUS MONEY            MONEY
                                               MARKET          MARKET             MARKET             MARKET             MARKET
                                                FUND            FUND               FUND               FUND             FUND (2)
                                           ---------------------------------------------------------------------------------------
INTEREST INCOME:                               $25,106         $24,650            $2,782             $4,061              $1,067
                                           ---------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee                       1,722           1,552               263                114                  19
Less: Investment advisory fee waived               (74)            (58)              (14)               (78)                (10)
Administration fee                                 984             887               150                267                  19
Custody fee                                        123             111                19                 19                   5
Transfer agency fee                                126             136                36                 44                   7
Professional fees                                  111             106                12                 12                   3
Registration fees                                   79              69                12                  7                  12
Distribution fees (1)                               14              55                13                 23                  --
Printing expense                                    62              60                 8                  7                   1
Amortization of deferred
   organizational costs                              1               1                 1                  2                   1
Insurance and other expenses                        65              20                 2                  2                  --
                                           ---------------------------------------------------------------------------------------
   Total expenses, net of waivers                3,213           2,939               502                419                  57
                                           ---------------------------------------------------------------------------------------
NET INVESTMENT INCOME                           21,893          21,711             2,280              3,642               1,010

   Net realized gain(loss)
   on investments                                  114              --                (1)                 1                   1
                                           ---------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                             $22,007         $21,711            $2,279             $3,643              $1,011
                                           =======================================================================================


(1) DISTRIBUTION FEES ARE INCURRED AT THE CLASS A, CLASS B AND CLASS S LEVELS EXCEPT FOR THE U.S. TREASURY SECURITIES
    PLUS MONEY MARKET FUND WHICH INCURS DISTRIBUTION FEES AT THE CLASS I LEVEL.

(2) THE INSTITUTIONAL SELECT MONEY MARKET FUND COMMENCED OPERATIONS ON JULY 1, 1997.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


    The accompanying notes are an integral part of the financial statements.
================================================================================

================================================================================




Statement of Operations (000)
FOR THE YEAR ENDED DECEMBER 31, 1997



                                             ------------------------------------------------------------------------------------
                                                                                                   INTERMEDIATE-
                                                                                NEW JERSEY             TERM          PENNSYLVANIA
                                             SHORT-TERM           FIXED          MUNICIPAL          GOVERNMENT         MUNICIPAL
                                             INVESTMENT          INCOME         SECURITIES          SECURITIES        SECURITIES
                                                FUND              FUND             FUND                FUND              FUND
                                             ------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividend income                                 --                --                --                 --                --
   Interest income                             $1,019           $15,956           $ 7,515             $2,264            $2,017
   Less: Foreign taxes withheld                    --                --                --                 --                --
                                             ------------------------------------------------------------------------------------
   Total income                                 1,019            15,956             7,515              2,264             2,017
                                             ------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee                        111             1,428               823                209               229
Less: Investment advisory fee waived              (40)             (275)             (194)               (49)              (56)
Administration fee                                 37               476               275                 70                76
Less: Administration fee waived                    --                --                --                 --                (6)
Custody fee                                         5                59                34                  9                10
Transfer agency fee                                25                76                52                 23                23
Professional fees                                   2                43                26                  6                 7
Registration fees                                   4                50                41                  5                12
Distribution fees (1)                               2                12                45                  5                 1
Printing expense                                    2                27                15                  4                 4
Amortization of deferred
  organizational costs                              1                 1                 1                  1                --
Insurance and other expenses                        1                15                27                  2                 7
                                             ------------------------------------------------------------------------------------
   Total expenses, net of waivers                 150             1,912             1,145                285               307
                                             ------------------------------------------------------------------------------------
NET INVESTMENT INCOME                             869            14,044             6,370              1,979             1,710

   Net realized gain (loss)
     on investments                                19               (81)              147               (150)              150
   Net realized loss on foreign currency
     transactions and foreign
     currency contracts                            --                --                --                 --                --
   Net change in unrealized depreciation
     on foreign currency and translation
     of other assets and liabilities
     denominated in foreign currency               --                --                --                 --                --
   Net unrealized appreciation
     (deprecation) on investments                 (16)            3,905             2,621                485               929
                                             ------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                             $  872           $17,868           $ 9,138             $2,314            $2,789
                                             ====================================================================================


(1) ALL DISTRIBUTION FEES ARE INCURRED AT THE CLASS A AND CLASS B LEVELS.

(2) THE EQUITY GROWTH FUND COMMENCED OPERATIONS ON FEBRUARY 3, 1997.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.





    The accompanying notes are an integral part of the financial statements.
================================================================================
54

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997



----------------------------------------------------------------------------------------------------------------------------------
                         EQUITY             EQUITY             EQUITY                                                INTERNATIONAL
       GNMA              GROWTH              VALUE             INCOME             MID CAP           BALANCED            GROWTH
       FUND             FUND (2)             FUND               FUND               FUND               FUND               FUND
----------------------------------------------------------------------------------------------------------------------------------
         --            $ 1,160              $ 4,175              3,360           $  452              $  347              $ 358
       $522                325                  658                619              126                 812                 35
         --                 --                   --                 --               --                  --                (36)
----------------------------------------------------------------------------------------------------------------------------------
        522              1,485                4,833              3,979              578               1,159                357
----------------------------------------------------------------------------------------------------------------------------------

         44              1,270                1,761                953              392                 251                160
        (21)              (461)                (611)              (365)            (151)               (117)               (31)
         14                339                  469                254              105                  67                 32
         --                 --                   --                 --               --                  --                 --
          2                 42                   59                 32               13                   8                 27
         19                 51                   80                 63               34                  38                 24
          1                 25                   46                 24                7                   5                  6
         (3)                59                   39                 37               10                   8                  4
          3                  1                   47                 60               13                  35                  2
          1                 17                   27                 14                6                   4                  2

         --                  5                    1                  1                1                   1                  3
          1                  9                   12                  6                3                   3                 13
----------------------------------------------------------------------------------------------------------------------------------
         61              1,357                1,930              1,079              433                 303                242
----------------------------------------------------------------------------------------------------------------------------------
        461                128                2,903              2,900              145                 856                115


        (30)            36,440               57,613             27,335            4,565               3,464                468


         --                 --                   --                 --               --                  --                (18)



         --                 --                   --                 --               --                  --                 (1)

        245            (14,365)             (10,507)            (3,525)           5,170               1,572               (551)
----------------------------------------------------------------------------------------------------------------------------------


       $676            $22,203              $50,009            $26,710           $9,880              $5,892              $  13
==================================================================================================================================



================================================================================

================================================================================




Statements of Changes in Net Assets (000)
FOR THE YEARS ENDED DECEMBER 31

MONEY MARKET FUNDS
                                                             ---------------------------------------------------------------------
                                                                       U.S. TREASURY                    PRIME OBLIGATION
                                                                        SECURITIES                        MONEY MARKET
                                                                     MONEY MARKET FUND                        FUND
                                                             ---------------------------------------------------------------------
                                                                   1997              1996               1997              1996
                                                             ---------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net investment income                                     $    21,893         $    18,990         $  21,711          $  17,654
   Net realized gain (loss) on investments                           114                  40                --                (32)
                                                             ---------------------------------------------------------------------
   Net increase in net assets resulting
   from operations                                                22,007              19,030            21,711             17,622
                                                             ---------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
     Class I                                                     (21,651)            (18,841)          (20,773)           (17,270)
     Class A                                                        (242)               (149)             (693)              (384)
     Class B                                                          --                  --                --                 --
     Class S                                                          --                  --              (245)                --
   Realized capital gains:
     Class I                                                          --                  --                --                 --
     Class A                                                          --                  --                --                 --
     Class B                                                          --                  --                --                 --
     Class S                                                          --                  --                --                 --
                                                             ---------------------------------------------------------------------
          Total distributions                                    (21,893)            (18,990)          (21,711)           (17,654)
                                                             ---------------------------------------------------------------------
SHARE TRANSACTIONS (ALL AT $1.00 PER SHARE):
   Class I: (2)
      Shares issued                                            1,263,191           1,120,245           796,652            802,073
      Shares issued in lieu of cash distributions                    271                  90             3,999                973
      Shares redeemed                                         (1,281,107)         (1,079,179)         (801,385)          (661,258)
                                                             ---------------------------------------------------------------------
         Net Class I share transactions                          (17,645)             41,156              (734)           141,788
                                                             ---------------------------------------------------------------------
   Class A: (2)
      Shares issued                                               24,231               4,115            44,915             20,093
      Shares issued in lieu of cash distributions                    129                 137               682                363
      Shares redeemed                                            (15,373)             (4,279)          (39,430)           (16,034)
                                                             ---------------------------------------------------------------------
         Net Class A share transactions                            8,987                 (27)            6,167              4,422
                                                             ---------------------------------------------------------------------
   Class B:
      Shares issued                                                   --                  --                10                 --
      Shares issued in lieu of cash distributions                     --                  --                --                 --
      Shares redeemed                                                 --                  --                --                 --
                                                             ---------------------------------------------------------------------
         Net Class B share transactions                               --                  --                10                 --
                                                             ---------------------------------------------------------------------
   Class S:
      Shares issued                                                   --                  --            39,261                 --
      Shares issued in lieu of cash distributions                     --                  --                --                 --
      Shares redeemed                                                 --                  --            (8,741)                --
                                                             ---------------------------------------------------------------------
         Net Class S share transactions                               --                  --            30,520                 --
                                                             ---------------------------------------------------------------------
   Increase/(decrease) in net assets from
     share transactions                                           (8,658)             41,129            35,963            146,210
                                                             ---------------------------------------------------------------------
   Total increase/(decrease) in net assets                        (8,544)             41,169            35,963            146,178
                                                             ---------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                           508,232             467,063           412,770            266,592
                                                             ---------------------------------------------------------------------
NET ASSETS:
   End of period                                             $   499,688         $   508,232         $ 448,733          $ 412,770
                                                             =====================================================================


(1) THE INSTITUTIONAL SELECT MONEY MARKET FUND COMMENCED OPERATIONS ON JULY 1, 1997.
(2) ON APRIL 30, 1997, CLASS A SHARES WERE REDESIGNATED CLASS I SHARES AND CLASS B SHARES WERE REDESIGNATED CLASS A SHARES.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.


    The accompanying notes are an integral part of the financial statements.
================================================================================
56

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997





---------------------------------------------------------------------------------------------------------------------------
             TAX-EXEMPT                                   U.S. TREASURY                                   INSTITUTIONAL
            MONEY MARKET                                 SECURITIES PLUS                                  SELECT MONEY
                FUND                                    MONEY MARKET FUND                                MARKET FUND (1)
---------------------------------------------------------------------------------------------------------------------------
      1997                 1996                     1997                 1996                                 1997
---------------------------------------------------------------------------------------------------------------------------

    $   2,280           $   2,108                 $   3,642            $   3,188                           $  1,010
           (1)                 (1)                        1                   --                                  1
---------------------------------------------------------------------------------------------------------------------------

        2,279               2,107                     3,643                3,188                              1,011
---------------------------------------------------------------------------------------------------------------------------



       (2,132)             (2,003)                   (3,642)              (3,188)                            (1,010)
         (148)               (105)                       --                   --                                 --
           --                  --                        --                   --                                 --
           --                  --                        --                   --                                 --

           --                  --                        --                   --                                 --
           --                  --                        --                   --                                 --
           --                  --                        --                   --                                 --
           --                  --                        --                   --                                 --
---------------------------------------------------------------------------------------------------------------------------
       (2,280)             (2,108)                   (3,642)              (3,188)                            (1,010)
---------------------------------------------------------------------------------------------------------------------------


      126,993             136,217                   502,154              527,102                             78,541
          508                 101                     3,189                3,035                                 74
     (119,483)           (132,864)                 (501,859)            (529,661)                           (17,094)
---------------------------------------------------------------------------------------------------------------------------
        8,018               3,454                     3,484                  476                             61,521
---------------------------------------------------------------------------------------------------------------------------

       12,367               6,240                        --                   --                                 --
          110                 114                        --                   --                                 --
       (7,822)             (7,739)                       --                   --                                 --
---------------------------------------------------------------------------------------------------------------------------
        4,655              (1,385)                       --                   --                                 --
---------------------------------------------------------------------------------------------------------------------------

           --                  --                        --                   --                                 --
           --                  --                        --                   --                                 --
           --                  --                        --                   --                                 --
---------------------------------------------------------------------------------------------------------------------------
           --                  --                        --                   --                                 --
---------------------------------------------------------------------------------------------------------------------------

           --                  --                        --                   --                                 --
           --                  --                        --                   --                                 --
           --                  --                        --                   --                                 --
---------------------------------------------------------------------------------------------------------------------------
           --                  --                        --                   --                                 --
---------------------------------------------------------------------------------------------------------------------------

       12,673               2,069                     3,484                  476                             61,521
---------------------------------------------------------------------------------------------------------------------------
       12,672               2,068                     3,485                  476                             61,522
---------------------------------------------------------------------------------------------------------------------------

       70,934              68,866                    65,173               64,697                                 --
---------------------------------------------------------------------------------------------------------------------------

    $  83,606           $  70,934                 $  68,658            $  65,173                           $ 61,522
===========================================================================================================================




================================================================================

================================================================================


Statements of Changes in Net Assets (000)
FOR THE YEARS ENDED DECEMBER 31



FIXED INCOME FUNDS
                                                                      -------------------------------------------------------------
                                                                                SHORT-TERM                         FIXED
                                                                                INVESTMENT                        INCOME
                                                                                   FUND                            FUND
                                                                      -------------------------------------------------------------
                                                                          1997            1996              1997           1996
                                                                      -------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net investment income                                               $    869          $  1,639       $  14,044         $  6,339
   Net realized gain (loss) on investments                                   19               (29)            (81)              (8)
   Net unrealized appreciation (depreciation) on investments                (16)              (36)          3,905           (3,461)
                                                                      -------------------------------------------------------------
   Net increase in net assets resulting from operations                     872             1,574          17,868            2,870
                                                                      -------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
     Class I                                                               (829)           (1,571)        (13,798)          (6,017)
     Class A                                                                (40)              (69)           (241)            (322)
     Class B                                                                 --                --              (6)              --
   Realized capital gains:
     Class I                                                                 --                --              --              (11)
     Class A                                                                 --                --              --               --
     Class B                                                                 --                --              --               --
                                                                      -------------------------------------------------------------
      Total distributions                                                  (869)           (1,640)        (14,045)          (6,350)
                                                                      -------------------------------------------------------------
SHARE TRANSACTIONS:
   Class I: (1)
      Proceeds from shares issued                                         4,226            16,470          34,904           12,563
      Shares issued in connection with acquisition
         of common trust fund assets                                         --                --         173,842               --
      Reinvestment of cash distributions                                    795             1,504           6,576            6,010
      Cost of shares redeemed                                           (33,181)          (16,926)       (112,404)         (28,653)
                                                                      -------------------------------------------------------------
         Net Class I share transactions                                 (28,160)            1,048         102,918          (10,080)
                                                                      -------------------------------------------------------------
   Class A: (1)
      Proceeds from shares issued                                            35               492           1,038            2,412
      Reinvestment of cash distributions                                     38                62             197              274
      Cost of shares redeemed                                              (671)           (1,515)         (1,594)          (3,520)
                                                                      -------------------------------------------------------------
         Net Class A share transactions                                    (598)             (961)           (359)            (834)
                                                                      -------------------------------------------------------------
   Class B:
      Proceeds from shares issued                                            --                --           1,581               --
      Reinvestment of cash distributions                                     --                --               4               --
      Cost of shares redeemed                                                --                --            (322)              --
                                                                      -------------------------------------------------------------
         Net Class B share transactions                                      --                --           1,263               --
                                                                      -------------------------------------------------------------
   Increase (decrease) in net assets from share transactions            (28,758)               87         103,822          (10,914)
                                                                      -------------------------------------------------------------
   Total increase (decrease) in net assets                              (28,755)               21         107,645          (14,394)
                                                                      -------------------------------------------------------------
NET ASSETS:
   Beginning of period                                                   32,706            32,685         104,959          119,353
                                                                      -------------------------------------------------------------
NET ASSETS:
   End of period                                                       $  3,951           $32,706        $212,604         $104,959
                                                                      =============================================================
SHARES ISSUED AND REDEEMED:
   Class I shares:
      Issued                                                                422             1,647           3,278            1,208
      Shares issued in connection with acquisition of
         common trust fund assets                                            --                --          17,057               --
      Issued in lieu of cash distributions                                   80               150             644              609
      Redeemed                                                           (3,317)           (1,693)        (10,860)          (2,829)
                                                                      -------------------------------------------------------------
         Net Class I share transactions                                  (2,815)              104          10,119           (1,012)
                                                                      -------------------------------------------------------------
   Class A shares:
      Issued                                                                  4                49             101              236
      Issued in lieu of cash distributions                                    4                 6              20               27
      Redeemed                                                              (67)             (151)           (157)            (347)
                                                                      -------------------------------------------------------------
         Net Class A share transactions                                     (59)              (96)            (36)             (84)
                                                                      -------------------------------------------------------------
   Class B shares:
      Issued                                                                 --                --             153               --
      Issued in lieu of cash distributions                                   --                --              --               --
      Redeemed                                                               --                --             (31)              --
                                                                      -------------------------------------------------------------
         Net Class B share transactions                                      --                --             122               --
                                                                      -------------------------------------------------------------
         Net increase (decrease) in shares                               (2,874)                8          10,205           (1,096)
                                                                      =============================================================


(1)ON APRIL 30, 1997, CLASS A SHARES WERE REDESIGNATED CLASS I SHARES AND CLASS B SHARES WERE REDESIGNATED CLASS A SHARES.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.



    The accompanying notes are an integral part of the financial statements.
================================================================================
58

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997




----------------------------------------------------------------------------------------------------------------------------------
        NEW JERSEY                         INTERMEDIATE-                      PENNSYLVANIA
         MUNICIPAL                        TERM GOVERNMENT                       MUNICIPAL                         GNMA
      SECURITIES FUND                     SECURITIES FUND                    SECURITIES FUND                      FUND
----------------------------------------------------------------------------------------------------------------------------------
     1997          1996                 1997          1996                 1997          1996               1997          1996
----------------------------------------------------------------------------------------------------------------------------------
  $  6,370       $ 1,915             $ 1,979         $ 1,614             $ 1,710         $  174             $  461        $  548
       147           (71)               (150)           (172)                150             (3)               (30)           13
     2,621          (483)                485            (533)                929            (17)               245          (317)
----------------------------------------------------------------------------------------------------------------------------------
     9,138         1,361               2,314             909               2,789            154                676           244
----------------------------------------------------------------------------------------------------------------------------------


    (5,607)       (1,007)             (1,876)         (1,453)             (1,695)          (161)              (388)         (453)
      (762)         (907)               (104)           (161)                (15)           (13)               (73)          (95)
        --            --                  --              --                  --             --                 --            --
        --            --                  --              --                 (77)            --                 --            --
        --            --                  --              --                  (1)            --                 --            --
        --            --                  --              --                  --             --                 --            --
        --            --                  --              --                  --             --                 --            --
----------------------------------------------------------------------------------------------------------------------------------
    (6,369)       (1,914)             (1,980)         (1,614)             (1,788)          (174)              (461)         (548)
----------------------------------------------------------------------------------------------------------------------------------


    25,303         4,639               4,041           7,641               8,097            789              1,865         2,410
   108,448            --              13,328              --              37,351             --                 --            --
       757           879                 845           1,116                  57              9                281           337
   (26,652)      (12,628)            (11,473)        (12,330)             (8,028)          (458)            (2,708)       (4,683)
----------------------------------------------------------------------------------------------------------------------------------
   107,856        (7,110)              6,741          (3,573)             37,477            340               (562)       (1,936)
----------------------------------------------------------------------------------------------------------------------------------

     2,828         3,066                   1             726                 123             76                 11           187
       666           741                  88             135                  13             10                 48            64
    (5,402)       (9,242)             (1,285)         (1,868)                (85)           (11)              (450)         (526)
----------------------------------------------------------------------------------------------------------------------------------
    (1,908)       (5,435)             (1,196)         (1,007)                 51             75               (391)         (275)
----------------------------------------------------------------------------------------------------------------------------------

        --            --                  --              --                  --             --                 --            --
        --            --                  --              --                  --             --                 --            --
        --            --                  --              --                  --             --                 --            --
----------------------------------------------------------------------------------------------------------------------------------
        --            --                  --              --                  --             --                 --            --
----------------------------------------------------------------------------------------------------------------------------------
   105,948       (12,545)              5,545          (4,580)             37,528            415               (953)       (2,211)
----------------------------------------------------------------------------------------------------------------------------------
   108,717       (13,098)              5,879          (5,285)             38,529            395               (738)       (2,515)
----------------------------------------------------------------------------------------------------------------------------------

    40,936        54,034              27,257          32,542               4,009          3,614              7,996        10,511
----------------------------------------------------------------------------------------------------------------------------------

  $149,653       $40,936             $33,136         $27,257             $42,538         $4,009             $7,258        $7,996
==================================================================================================================================

     2,148           434                 397             750                 787             78                192           252
    10,125            --               1,311              --               3,676             --                 --            --
        70            83                  83             110                   5              1                 29            35
    (2,273)       (1,187)             (1,129)         (1,215)               (781)           (46)              (279)         (485)
----------------------------------------------------------------------------------------------------------------------------------
    10,070          (670)                662            (355)              3,687             33                (58)         (198)
----------------------------------------------------------------------------------------------------------------------------------

       262           287                  --              71                  12              8                  1            19
        62            70                   9              14                   1              1                  5             7
      (503)         (871)               (127)           (184)                 (8)            (1)               (47)          (55)
----------------------------------------------------------------------------------------------------------------------------------
      (179)         (514)               (118)            (99)                  5              8                (41)          (29)
----------------------------------------------------------------------------------------------------------------------------------

        --            --                  --              --                  --             --                 --            --
        --            --                  --              --                  --             --                 --            --
        --            --                  --              --                  --             --                 --            --
----------------------------------------------------------------------------------------------------------------------------------
        --            --                  --              --                  --             --                 --            --
----------------------------------------------------------------------------------------------------------------------------------
     9,891        (1,184)                544            (454)              3,692             41                (99)         (227)
==================================================================================================================================




================================================================================

================================================================================





Statements of Changes in Net Assets (000)
FOR THE YEARS ENDED DECEMBER 31



EQUITY FUNDS
                                                                      --------------------------------------------------------------
                                                                               EQUITY GROWTH                   EQUITY VALUE
                                                                                 FUND (1)                          FUND
                                                                      --------------------------------------------------------------
                                                                                  1997                      1997           1996
                                                                      --------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net investment income                                                        $    128                 $  2,903        $  1,763
   Net realized gain on investments                                               36,440                   57,613          17,503
   Net realized loss on foreign currency transactions                                 --                       --              --
   Net unrealized appreciation (depreciation) on foreign
      currency and translation of other assets and
      liabilities in foreign currency                                                 --                       --              --
   Net unrealized appreciation (depreciation)
      on investments                                                             (14,365)                 (10,507)          2,402
                                                                      --------------------------------------------------------------
   Net increase in net assets resulting
     from operations                                                              22,203                   50,009          21,668
                                                                      --------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
     Class I                                                                        (234)                  (2,778)         (1,641)
     Class A                                                                          --                     (119)           (122)
     Class B                                                                          --                       (8)             --
   Realized capital gains:
     Class I                                                                     (31,061)                 (53,922)        (15,212)
     Class A                                                                         (51)                  (3,066)         (1,302)
     Class B                                                                         (47)                  (1,012)             --
                                                                      --------------------------------------------------------------
   Total distributions                                                           (31,393)                 (60,905)        (18,277)
                                                                      --------------------------------------------------------------
SHARE TRANSACTIONS:
   Class I: (2)
      Proceeds from shares issued                                                 12,703                   30,001          33,908
      Shares issued in connection with
       acquisition of common trust fund assets                                   221,033                   84,527              --
      Reinvestment of cash distributions                                          31,109                   55,164          16,529
      Cost of shares redeemed                                                    (77,949)                 (33,977)        (19,461)
                                                                      --------------------------------------------------------------
         Net Class I share transactions                                          186,896                  135,715          30,976
                                                                      --------------------------------------------------------------
   Class A: (2)
      Proceeds from shares issued                                                    882                    3,622           2,210
      Reinvestment of cash distributions                                              52                    3,156           1,421
      Cost of shares redeemed                                                       (451)                  (2,347)         (1,604)
                                                                      --------------------------------------------------------------
         Net Class A share transactions                                              483                    4,431           2,027
                                                                      --------------------------------------------------------------
   Class B:
      Proceeds from shares issued                                                    356                    5,303              --
      Reinvestment of cash distributions                                              46                    1,019              --
      Cost of shares redeemed                                                         (1)                    (411)             --
                                                                      --------------------------------------------------------------
         Net Class B share transactions                                              401                    5,911              --
                                                                      --------------------------------------------------------------
   Increase (decrease) in net assets from
     share transactions                                                          187,780                  146,057          33,003
                                                                      --------------------------------------------------------------
   Total increase (decrease) in net assets                                       178,590                  135,161          36,394
                                                                      --------------------------------------------------------------
NET ASSETS:
   Beginning of period                                                                --                  126,715          90,321
                                                                      --------------------------------------------------------------
NET ASSETS:
   End of period                                                                $178,590                 $261,876        $126,715
                                                                      ==============================================================
SHARES ISSUED AND REDEEMED:
   Class I shares:
      Issued                                                                       1,139                    2,011           2,485
      Shares issued in connection with
        acquisition of common trust fund assets                                   22,103                    6,015              --
      Issued in lieu of cash distributions                                         3,464                    4,300           1,226
      Redeemed                                                                    (7,458)                  (2,230)         (1,418)
                                                                      --------------------------------------------------------------
         Net Class I share transactions                                           19,248                   10,096           2,293
                                                                      --------------------------------------------------------------
   Class A shares:
      Issued                                                                          80                      241             160
      Issued in lieu of cash distributions                                             6                      246             109
      Redeemed                                                                       (39)                    (156)           (116)
                                                                      --------------------------------------------------------------
         Net Class A share transactions                                               47                      331             153
                                                                      --------------------------------------------------------------
   Class B shares:
      Issued                                                                          34                      340              --
      Issued in lieu of cash distributions                                             5                       80              --
      Redeemed                                                                        --                      (26)             --
                                                                      --------------------------------------------------------------
         Net Class B share transactions                                               39                      394              --
                                                                      --------------------------------------------------------------
         Net increase (decrease) in shares                                        19,334                   10,821           2,446
                                                                      --------------------------------------------------------------

(1) THE EQUITY GROWTH FUND COMMENCED OPERATIONS ON FEBRUARY 3, 1997.

(2) ON APRIL 30, 1997, CLASS A SHARES WERE REDESIGNATED CLASS I SHARES AND CLASS B SHARES WERE REDESIGNATED CLASS A SHARES.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.



    The accompanying notes are an integral part of the financial statements.
================================================================================
60

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997



---------------------------------------------------------------------------------------------------------------------------------
       EQUITY INCOME                          MID CAP                           BALANCED                  INTERNATIONAL GROWTH
           FUND                                FUND                               FUND                            FUND
---------------------------------------------------------------------------------------------------------------------------------
    1997           1996                1997            1996                1997          1996             1997           1996
---------------------------------------------------------------------------------------------------------------------------------
  $  2,900       $ 1,553              $   145       $   320              $   856       $ 1,311          $   115         $   113
    27,335        10,647                4,565         4,218                3,464         4,293              468           1,013
        --            --                   --            --                   --            --              (18)             (9)


        --            --                   --            --                   --            --               (1)              1

    (3,525)           32                5,170         1,825                1,572        (1,625)            (551)            307
---------------------------------------------------------------------------------------------------------------------------------

    26,710        12,232                9,880         6,363                5,892         3,979               13           1,425
---------------------------------------------------------------------------------------------------------------------------------

    (2,560)       (1,301)                (145)         (295)                (600)         (995)            (109)           (100)
      (294)         (252)                  (7)          (25)                (227)         (316)              (3)             (3)
       (47)           --                   --            --                  (27)           --               --              --

   (24,107)       (7,946)              (3,654)       (2,642)              (2,362)       (2,650)          (1,120)           (779)
    (3,179)       (1,706)                (392)         (341)                (954)       (1,256)             (51)            (42)
    (1,264)           --                   --            --                 (364)           --               (7)             --
---------------------------------------------------------------------------------------------------------------------------------
   (31,451)      (11,205)              (4,198)       (3,303)              (4,534)       (5,217)          (1,290)           (924)

    34,867        16,356                2,701         4,772                5,476         5,420            2,630           5,647

    34,921            --                   --            --                   --            --               --              --
    24,716         8,601                3,686         2,816                2,647         3,290              813             521
   (17,108)      (11,867)             (10,946)       (7,122)              (4,106)      (20,821)          (2,910)         (1,804)
---------------------------------------------------------------------------------------------------------------------------------
    77,396        13,090               (4,559)          466                4,017       (12,111)             533           4,364
---------------------------------------------------------------------------------------------------------------------------------

     3,142         5,660                  245           665                1,031         1,186              102           1,040
     3,438         1,928                  397           363                1,155         1,535               54              45
    (2,060)       (5,040)              (1,895)       (1,180)              (1,915)       (1,631)            (231)           (951)
---------------------------------------------------------------------------------------------------------------------------------
     4,520         2,548               (1,253)         (152)                 271         1,090              (75)            134
---------------------------------------------------------------------------------------------------------------------------------

     7,936            --                   --            --                4,572            --              167              --
     1,301            --                   --            --                  390            --                7              --
      (375)           --                   --            --                 (236)           --              (39)             --
---------------------------------------------------------------------------------------------------------------------------------
     8,862            --                   --            --                4,726            --              135              --
---------------------------------------------------------------------------------------------------------------------------------

    90,778        15,638               (5,812)          314                9,014       (11,021)             593           4,498
---------------------------------------------------------------------------------------------------------------------------------
    86,037        16,665                 (130)        3,374               10,372       (12,259)            (684)          4,999
---------------------------------------------------------------------------------------------------------------------------------

    70,479        53,814               51,402        48,028               28,338        40,597           15,610          10,611
---------------------------------------------------------------------------------------------------------------------------------

  $156,516       $70,479              $51,272       $51,402              $38,710       $28,338          $14,926         $15,610
=================================================================================================================================


     2,405         1,181                  185           365                  447           439              224             503

     2,525            --                   --            --                   --            --               --              --
     1,867           640                  252           214                  220           281               77              47
    (1,147)         (847)                (738)         (539)                (327)       (1,697)            (253)           (161)
---------------------------------------------------------------------------------------------------------------------------------
     5,650           974                 (301)           40                  340          (977)              48             389
---------------------------------------------------------------------------------------------------------------------------------

       211           414                   18            50                   84            95                9              93
       258           143                   27            28                   95           132                5               4
      (139)         (360)                (135)          (90)                (153)         (130)             (20)            (84)
---------------------------------------------------------------------------------------------------------------------------------
       330           197                  (90)          (12)                  26            97               (6)             13
---------------------------------------------------------------------------------------------------------------------------------
       522            --                   --            --                  357            --               14              --
        99            --                   --            --                   33            --                1              --
       (24)           --                   --            --                  (19)           --               (4)             --
---------------------------------------------------------------------------------------------------------------------------------
       597            --                   --            --                  371            --               11              --
---------------------------------------------------------------------------------------------------------------------------------
     6,577         1,171                 (391)           28                  737          (880)              53             402
---------------------------------------------------------------------------------------------------------------------------------




================================================================================

================================================================================





Financial Highlights
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR





                       NET ASSET             DISTRIBUTIONS                                     RATIO OF    RATIO OF
                         VALUE        NET      FROM NET    NET ASSET             NET ASSETS    EXPENSES   NET INCOME
                       BEGINNING  INVESTMENT  INVESTMENT   VALUE END     TOTAL     END OF     TO AVERAGE  TO AVERAGE
                       OF PERIOD    INCOME      INCOME     OF PERIOD    RETURN  PERIOD (000)  NET ASSETS  NET ASSETS
---------------------------------------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------
   CLASS I**
   1997                  $1.00      $0.04      $(0.04)       $1.00       4.55%   $487,196        0.65%       4.45%
   1996                   1.00       0.04       (0.04)        1.00       4.53     504,729        0.65        4.44
   1995                   1.00       0.05       (0.05)        1.00       5.05     463,531        0.65        4.92
   1994                   1.00       0.03       (0.03)        1.00       3.44     465,125        0.62        3.39
   1993                   1.00       0.02       (0.02)        1.00       2.46     420,947        0.64        2.42
   1992(1)                1.00       0.02       (0.02)        1.00       2.81*    387,960        0.65        2.67
   CLASS A**
   1997                  $1.00      $0.04      $(0.04)       $1.00       4.28%   $ 12,492        0.90%       4.22%
   1996                   1.00       0.04       (0.04)        1.00       4.27       3,503        0.90        4.19
   1995                   1.00       0.05       (0.05)        1.00       4.80       3,532        0.90        4.66
   1994                   1.00       0.03       (0.03)        1.00       3.17         633        0.87        3.07
   1993                   1.00       0.02       (0.02)        1.00       2.21         834        0.89        2.17
   1992(1)                1.00       0.02       (0.02)        1.00       2.56*        436        0.90        2.27
---------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATION MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------
   CLASS I**
   1997                  $1.00      $0.05      $(0.05)       $1.00       5.02%   $400,689        0.65%       4.90%
   1996                   1.00       0.05       (0.05)        1.00       4.83     401,423        0.65        4.73
   1995                   1.00       0.05       (0.05)        1.00       5.40     259,667        0.65        5.26
   1994                   1.00       0.04       (0.04)        1.00       3.67     157,378        0.62        3.68
   1993                   1.00       0.03       (0.03)        1.00       2.65     129,780        0.64        2.63
   1992(1)                1.00       0.02       (0.02)        1.00       2.85*    124,811        0.65        2.63
   CLASS A**
   1997                  $1.00      $0.05      $(0.05)       $1.00       4.75%   $ 17,514        0.90%       4.67%
   1996                   1.00       0.04       (0.04)        1.00       4.58      11,347        0.90        4.48
   1995                   1.00       0.05       (0.05)        1.00       5.14       6,925        0.90        5.01
   1994                   1.00       0.03       (0.03)        1.00       3.40       3,281        0.87        3.89
   1993                   1.00       0.02       (0.02)        1.00       2.40         377        0.89        2.38
   1992(1)                1.00       0.02       (0.02)        1.00       2.60*        243        0.89        2.43
   CLASS B
   1997(2)               $1.00         --          --        $1.00       5.48%*  $     10        1.65%       8.53%
   CLASS S
   1997(3)               $1.00      $0.02      $(0.02)       $1.00       4.69%*  $ 30,520        1.00%       4.67%
---------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------
   CLASS I**
   1997                  $1.00      $0.03      $(0.03)       $1.00       3.10%   $ 75,097        0.65%       3.05%
   1996                   1.00       0.03       (0.03)        1.00       2.94      67,082        0.65        2.90
   1995                   1.00       0.03       (0.03)        1.00       3.42      63,628        0.65        3.37
   1994                   1.00       0.02       (0.02)        1.00       2.27      37,745        0.65        2.27
   1993                   1.00       0.02       (0.02)        1.00       1.99      32,994        0.65        1.97
   1992(4)                1.00       0.02       (0.02)        1.00       2.42*     22,963        0.65        2.39
   CLASS A**
   1997                  $1.00      $0.03      $(0.03)       $1.00       2.84%   $  8,509        0.90%       2.82%
   1996                   1.00       0.03       (0.03)        1.00       2.70       3,852        0.90        2.65
   1995                   1.00       0.03       (0.03)        1.00       3.17       5,238        0.90        3.14
   1994                   1.00       0.02       (0.02)        1.00       2.02       2,790        0.90        1.97
   1993                   1.00       0.02       (0.02)        1.00       1.74       3,866        0.90        1.72
   1992(4)                1.00       0.02       (0.02)        1.00       2.17*      2,273        0.90        2.07
---------------------------------------------------------------------------------------------------------------------




                                            RATIO OF
                       RATIO OF EXPENSES   NET INCOME
                          TO AVERAGE        TO AVERAGE
                          NET ASSETS       NET ASSETS
                          (EXCLUDING       (EXCLUDING
                            WAIVERS)         WAIVERS)
----------------------------------------------------
U.S. TREASURY SECURITIES MONEY MARKET FUND
----------------------------------------------------
   CLASS I**
   1997                      0.66%           4.44%
   1996                      0.65            4.44
   1995                      0.65            4.92
   1994                      0.62            3.39
   1993                      0.64            2.42
   1992(1)                   0.70            2.62
   CLASS A**
   1997                      0.90%           4.22%
   1996                      0.90            4.19
   1995                      0.90            4.66
   1994                      0.87            3.07
   1993                      0.89            2.17
   1992(1)                   0.95            2.22
----------------------------------------------------
PRIME OBLIGATION MONEY MARKET FUND
----------------------------------------------------
   CLASS I**
   1997                      0.66%           4.89%
   1996                      0.67            4.71
   1995                      0.66            5.25
   1994                      0.62            3.68
   1993                      0.64            2.63
   1992(1)                   0.77            2.51
   CLASS A**
   1997                      0.91%           4.66%
   1996                      0.92            4.46
   1995                      0.91            5.00
   1994                      0.87            3.89
   1993                      0.89            2.38
   1992(1)                   1.01            2.31
   CLASS B
   1997(2)                   3.01%           7.17%
   CLASS S
   1997(3)                   1.02%           4.65%
----------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------------------------------
   CLASS I**
   1997                      0.67%           3.03%
   1996                      0.68            2.87
   1995                      0.72            3.30
   1994                      0.68            2.24
   1993                      0.69            1.93
   1992(4)                   0.79            2.25
   CLASS A**
   1997                      0.92%           2.80%
   1996                      0.93            2.62
   1995                      0.96            3.08
   1994                      0.92            1.95
   1993                      0.94            1.68
   1992(4)                   1.04            1.93
----------------------------------------------------

   *ANNUALIZED
  **ON APRIL 30, 1997, CLASS A SHARES WERE REDESIGNATED CLASS I SHARES AND CLASS B SHARES WERE REDESIGNATED CLASS A SHARES.
(1) COMMENCED OPERATIONS ON APRIL 1, 1992. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(2) COMMENCED OPERATIONS ON DECEMBER 30, 1997. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(3) COMMENCED OPERATIONS ON AUGUST 18, 1997. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(4) COMMENCED OPERATIONS ON APRIL 6, 1992. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.


    The accompanying notes are an integral part of the financial statements.
================================================================================
62

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997






            NET ASSET                REALIZED AND   DISTRIBUTIONS  DISTRIBUTIONS
              VALUE       NET         UNREALIZED       FROM NET        FROM       NET ASSET              NET ASSETS
            BEGINNING  INVESTMENT  GAINS OR LOSSES    INVESTMENT     CAPITAL      VALUE END    TOTAL       END OF
            OF PERIOD    INCOME     ON SECURITIES      INCOME         GAINS       OF PERIOD  RETURN(+)  PERIOD (000)
---------------------------------------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES PLUS MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------
   CLASS I**
   1997      $ 1.00      $0.05          --             $(0.05)           --        $1.00       4.89%     $ 68,658
   1996        1.00       0.05          --              (0.05)           --         1.00       4.82        65,173
   1995        1.00       0.05          --              (0.05)           --         1.00       5.40        64,697
   1994        1.00       0.04          --              (0.04)           --         1.00       3.60        46,301
   1993(1)     1.00       0.02          --              (0.02)           --         1.00       2.66*       89,278
---------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SELECT MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------
   CLASS I
   1997(2)    $1.00      $0.03          --             $(0.03)           --        $1.00       5.38%     $ 61,522
---------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT FUND
---------------------------------------------------------------------------------------------------------------------
   CLASS I**
   1997      $10.01      $0.47      $ 0.03             $(0.47)           --       $10.04       5.13%     $  3,472
   1996       10.02       0.48       (0.01)             (0.48)           --        10.01       4.86        31,630
   1995        9.97       0.55        0.05              (0.55)           --        10.02       6.19        30,642
   1994       10.01       0.35       (0.04)             (0.35)           --         9.97       3.21        29,187
   1993       10.01       0.29          --              (0.29)           --        10.01       2.96        31,337
   1992(3)    10.00       0.27        0.03              (0.27)       $(0.02)       10.01       3.47*       30,998
   CLASS A**
   1997      $10.02      $0.44      $ 0.02             $(0.45)           --       $10.03       4.66%     $    479
   1996       10.05       0.45       (0.02)             (0.46)           --        10.02       4.39         1,076
   1995        9.98       0.53        0.07              (0.53)           --        10.05       6.13         2,043
   1994       10.03       0.33       (0.05)             (0.33)           --         9.98       2.85           769
   1993       10.01       0.28        0.01              (0.27)           --        10.03       2.90           205
   1992(3)    10.00       0.25        0.03              (0.25)       $(0.02)       10.01       3.23*          193
---------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------------
   CLASS I**
   1997      $10.21      $0.60      $ 0.17             $(0.60)           --       $10.38       7.78%     $206,810
   1996       10.49       0.57       (0.28)             (0.57)           --        10.21       2.94       100,129
   1995        9.44       0.59        1.05              (0.59)           --        10.49      17.76       113,509
   1994       10.68       0.59       (1.18)             (0.59)       $(0.06)        9.44      (5.66)       96,558
   1993       10.38       0.61        0.52              (0.61)        (0.22)       10.68      11.05       113,892
   1992(3)    10.00       0.49        0.44              (0.49)        (0.06)       10.38      11.60*       89,701
   CLASS A**
   1997      $10.20      $0.57      $ 0.16             $(0.57)           --       $10.36       7.41%     $  4,526
   1996       10.48       0.55       (0.28)             (0.55)           --        10.20       2.68         4,830
   1995        9.44       0.56        1.04              (0.56)           --        10.48      17.36         5,844
   1994       10.68       0.56       (1.18)             (0.56)       $(0.06)        9.44      (5.90)        5,525
   1993       10.38       0.58        0.52              (0.58)        (0.22)       10.68      10.76         6,519
   1992(3)    10.00       0.47        0.44              (0.47)        (0.06)       10.38      11.39*        1,214
   CLASS B
   1997(4)   $10.11      $0.31      $ 0.28             $(0.31)           --       $10.39       9.41%     $  1,268
---------------------------------------------------------------------------------------------------------------------




                                       RATIO OF     RATIO OF
                                       EXPENSES    NET INCOME
               RATIO OF    RATIO OF   TO AVERAGE   TO AVERAGE
               EXPENSES   NET INCOME  NET ASSETS   NET ASSETS   PORTFOLIO
              TO AVERAGE  TO AVERAGE  (EXCLUDING   (EXCLUDING   TURNOVER
              NET ASSETS  NET ASSETS    WAIVERS)     WAIVERS)     RATE
-------------------------------------------------------------------------
U.S. TREASURY SECURITIES PLUS MONEY MARKET FUND
-------------------------------------------------------------------------
   CLASS I**
   1997         0.55%       4.78%        0.65%        4.68%       n/a
   1996         0.55        4.72         0.65         4.62        n/a
   1995         0.55        5.26         0.62         5.19        n/a
   1994         0.55        3.42         0.63         3.34        n/a
   1993(1)      0.55        2.62         0.68         2.49        n/a
-------------------------------------------------------------------------
INSTITUTIONAL SELECT MONEY MARKET FUND
-------------------------------------------------------------------------
   CLASS I
   1997(2)      0.30%       5.32%        0.35%        5.27%       n/a
-------------------------------------------------------------------------
SHORT-TERM INVESTMENT FUND
-------------------------------------------------------------------------
   CLASS I**
   1997         0.80%       4.71%        1.02%        4.49%       0.00%
   1996         0.80        4.85         0.96         4.69       33.83
   1995         0.80        5.52         0.97         5.35       64.85
   1994         0.80        3.51         0.94         3.37       68.39
   1993         0.80        2.94         0.95         2.79       81.92
   1992(3)      0.80        3.50         1.01         3.29       68.15
   CLASS A**
   1997         1.05%       4.50%        1.27%        4.38%       0.00%
   1996         1.05        4.60         1.21         4.44       33.83
   1995         1.05        5.27         1.22         5.10       64.85
   1994         1.05        3.50         1.20         3.35       68.39
   1993         1.05        2.09         1.13         2.01       81.92
   1992(3)      1.05        3.14         1.26         2.93       68.15
-------------------------------------------------------------------------
FIXED INCOME FUND
-------------------------------------------------------------------------
   CLASS I**
   1997         0.80%       5.90%        0.91%        5.79%      80.34%
   1996         0.80        5.60         0.92         5.48       40.56
   1995         0.80        5.83         0.91         5.72       35.49
   1994         0.80        5.91         0.90         5.81       15.24
   1993         0.80        5.59         0.91         5.48       49.49
   1992(3)      0.80        6.24         0.94         6.10       23.86
   CLASS A**
   1997         1.05%       5.60%        1.16%        5.49%      80.34%
   1996         1.05        5.35         1.17         5.23       40.56
   1995         1.05        5.58         1.16         5.47       35.49
   1994         1.05        5.65         1.15         5.55       15.24
   1993         1.05        5.24         1.13         5.16       49.49
   1992(3)      1.05        5.93         1.20         5.78       23.86
   CLASS B
   1997(4)      1.80%       5.02%        1.86%        4.96%      80.34%
-------------------------------------------------------------------------

   *ANNUALIZED
  **ON APRIL 30, 1997, CLASS A SHARES WERE REDESIGNATED CLASS I SHARES AND CLASS B SHARES WERE REDESIGNATED CLASS A SHARES.
(+) TOTAL RETURN DOES NOT REFLECT SALES LOADS ON CLASS A AND CLASS B SHARES.
(1) COMMENCED OPERATIONS ON MAY 3, 1993. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(2) COMMENCED OPERATIONS ON JULY 1, 1997. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(3) COMMENCED OPERATIONS ON APRIL 1, 1992. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(4) COMMENCED OPERATIONS ON MAY 16, 1997. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.



    The accompanying notes are an integral part of the financial statements.
================================================================================

================================================================================




Financial Highlights
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR



            NET ASSET                REALIZED AND   DISTRIBUTIONS  DISTRIBUTIONS
              VALUE       NET         UNREALIZED       FROM NET        FROM       NET ASSET              NET ASSETS
            BEGINNING  INVESTMENT  GAINS OR LOSSES    INVESTMENT     CAPITAL      VALUE END    TOTAL       END OF
            OF PERIOD    INCOME     ON SECURITIES      INCOME         GAINS       OF PERIOD  RETURN(+)  PERIOD (000)
---------------------------------------------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL SECURITIES FUND
---------------------------------------------------------------------------------------------------------------------
   CLASS I**
   1997      $10.71      $0.49         $ 0.21          $(0.49)          --         $10.92      6.76%      $131,002
   1996       10.79       0.44          (0.08)          (0.44)          --          10.71      3.42         20,689
   1995        9.93       0.47           0.86           (0.47)          --          10.79     13.57         28,080
   1994       10.85       0.48          (0.92)          (0.48)          --           9.93     (4.12)        19,977
   1993       10.29       0.50           0.56           (0.50)          --          10.85     10.48         27,064
   1992(1)    10.00       0.30           0.29           (0.30)          --          10.29      9.01*         9,395
   CLASS A**
   1997      $10.70      $0.49         $ 0.17          $(0.47)          --         $10.89      6.31%      $ 18,651
   1996       10.79       0.41          (0.09)          (0.41)          --          10.70      3.08         20,247
   1995        9.93       0.44           0.86           (0.44)          --          10.79     13.30         25,954
   1994       10.85       0.45          (0.92)          (0.45)          --           9.93     (4.35)        21,195
   1993       10.29       0.46           0.56           (0.46)          --          10.85     10.09         22,061
   1992(1)    10.00       0.29           0.29           (0.29)          --          10.29      8.29*         5,424
---------------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
---------------------------------------------------------------------------------------------------------------------
   CLASS I**
   1997      $10.16      $0.58         $ 0.11          $(0.58)          --         $10.27      6.96%      $ 31,739
   1996       10.37       0.53          (0.21)          (0.53)          --          10.16      3.26         24,679
   1995        9.51       0.54           0.86           (0.54)          --          10.37     15.00         28,877
   1994       10.53       0.51          (1.01)          (0.51)      $(0.01)          9.51     (4.85)        26,277
   1993       10.23       0.52           0.32           (0.52)       (0.02)         10.53      8.32         34,075
   1992(2)    10.00       0.41           0.24           (0.41)       (0.01)         10.23      7.95*        16,327
   CLASS A**
   1997      $10.16      $0.55         $ 0.10          $(0.55)          --         $10.26      6.60%      $  1,397
   1996       10.37       0.52          (0.22)          (0.51)          --          10.16      3.01          2,578
   1995        9.51       0.51           0.86           (0.51)          --          10.37     14.71          3,665
   1994       10.53       0.49          (1.01)          (0.49)      $(0.01)          9.51     (5.09)         2,372
   1993       10.24       0.49           0.31           (0.49)       (0.02)         10.53      7.94          4,903
   1992(2)    10.00       0.39           0.25           (0.39)       (0.01)         10.24      7.86*         2,190
---------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL SECURITIES FUND
---------------------------------------------------------------------------------------------------------------------
   CLASS I**
   1997      $10.17      $0.45         $ 0.26          $(0.45)      $(0.02)        $10.41      7.18%      $ 42,134
   1996       10.23       0.44          (0.06)          (0.44)          --          10.17      3.89          3,665
   1995        9.55       0.40           0.68           (0.40)          --          10.23     11.53          3,345
   1994       10.17       0.36          (0.62)          (0.36)          --           9.55     (2.58)         2,734
   1993(3)    10.00       0.23           0.17           (0.23)          --          10.17      6.01          2,922
   CLASS A**
   1997      $10.17      $0.43         $ 0.23          $(0.43)      $(0.02)        $10.38      6.63%      $    404
   1996       10.22       0.42          (0.05)          (0.42)          --          10.17      3.74            344
   1995        9.55       0.38           0.67           (0.38)          --          10.22     11.15            269
   1994       10.17       0.33          (0.62)          (0.33)          --           9.55     (2.83)           336
   1993(4)     9.98       0.20           0.19           (0.20)          --          10.17      6.28*           289
---------------------------------------------------------------------------------------------------------------------




                                       RATIO OF     RATIO OF
                                       EXPENSES    NET INCOME
               RATIO OF    RATIO OF   TO AVERAGE   TO AVERAGE
               EXPENSES   NET INCOME  NET ASSETS   NET ASSETS   PORTFOLIO
              TO AVERAGE  TO AVERAGE  (EXCLUDING   (EXCLUDING   TURNOVER
              NET ASSETS  NET ASSETS    WAIVERS)     WAIVERS)     RATE
-------------------------------------------------------------------------
NEW JERSEY MUNICIPAL SECURITIES FUND
-------------------------------------------------------------------------
   CLASS I**
   1997          0.80%       4.68%        0.94%        4.54%      22.85%
   1996          0.67        4.13         0.93         3.87       13.93
   1995          0.41        4.43         0.93         3.91        2.83
   1994          0.27        4.65         0.93         3.99       16.81
   1993          0.20        4.57         1.00         3.77       23.83
   1992(1)       0.46        4.56         1.22         3.80        2.23
   CLASS A**
   1997          1.05%       4.35%        1.19%        4.21%      22.85%
   1996          0.92        3.88         1.18         3.62       13.93
   1995          0.66        4.18         1.18         3.66        2.83
   1994          0.52        4.40         1.18         3.74       16.81
   1993          0.45        4.34         1.23         3.54       23.83
   1992(1)       0.62        4.44         1.39         3.67        2.23
-------------------------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------
   CLASS I**
   1997          0.80%       5.69%        0.94%        5.55%      57.82%
   1996          0.80        5.26         0.87         5.19       40.60
   1995          0.80        5.33         1.05         5.08       68.29
   1994          0.80        5.13         0.95         4.98       40.27
   1993          0.80        4.87         1.00         4.67       31.69
   1992(2)       0.80        5.30         1.11         4.99       12.38
   CLASS A**
   1997          1.05%       5.40%        1.19%        5.26%      57.82%
   1996          1.05        5.01         1.12         4.94       40.60
   1995          1.05        5.08         1.30         4.83       68.29
   1994          1.05        4.83         1.20         4.68       40.27
   1993          1.05        4.59         1.23         4.41       31.69
   1992(2)       1.05        5.00         1.36         4.69       12.38
-------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL SECURITIES FUND
-------------------------------------------------------------------------
   CLASS I**
   1997          0.80%       4.47%        0.96%        4.31%      71.89%
   1996          0.69        4.42         1.49         3.62       25.88
   1995          0.80        4.05         1.27         3.58       36.92
   1994          0.80        3.67         1.61         2.86       38.20
   1993(3)       0.80        3.35         1.48         2.67       16.51
   CLASS A**
   1997          1.05%       4.18%        1.21%        4.02%      71.89%
   1996          0.94        4.19         1.74         3.39       25.88
   1995          1.05        3.80         1.55         3.30       36.92
   1994          1.05        3.42         1.92         2.55       38.20
   1993(4)       1.05        3.24         1.48         2.81       16.51
-------------------------------------------------------------------------

   *ANNUALIZED
  **ON APRIL 30, 1997, CLASS A SHARES WERE REDESIGNATED CLASS I SHARES AND CLASS B SHARES WERE REDESIGNATED CLASS A SHARES.
(+) TOTAL RETURN DOES NOT REFLECT SALES LOADS ON CLASS A AND CLASS B SHARES.
(1) COMMENCED OPERATIONS ON MAY 4, 1992. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(2) COMMENCED OPERATIONS ON APRIL 1, 1992. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(3) COMMENCED OPERATIONS ON MAY 3, 1993. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(4) COMMENCED OPERATIONS ON MAY 13, 1993. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.





    The accompanying notes are an integral part of the financial statements.
================================================================================
64

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997






            NET ASSET                REALIZED AND   DISTRIBUTIONS  DISTRIBUTIONS
              VALUE       NET         UNREALIZED       FROM NET        FROM       NET ASSET              NET ASSETS
            BEGINNING  INVESTMENT  GAINS OR LOSSES    INVESTMENT     CAPITAL      VALUE END    TOTAL       END OF
            OF PERIOD    INCOME     ON SECURITIES      INCOME         GAINS       OF PERIOD  RETURN(+)  PERIOD (000)
---------------------------------------------------------------------------------------------------------------------
GNMA FUND
---------------------------------------------------------------------------------------------------------------------
   CLASS I**
   1997      $ 9.63       $0.62        $ 0.30          $(0.62)            --       $9.93       9.88%    $  6,191
   1996        9.94        0.60         (0.31)          (0.60)            --        9.63       3.09        6,570
   1995        8.85        0.60          1.09           (0.60)            --        9.94      19.52        8,750
   1994        9.85        0.54         (1.00)          (0.53)        $(0.01)       8.85      (4.71)       6,983
   1993(1)    10.00        0.34         (0.15)          (0.34)            --        9.85       2.80*      10,900
   CLASS A**
   1997      $ 9.61       $0.61        $ 0.27          $(0.59)            --       $9.90       9.50%    $  1,067
   1996        9.93        0.57         (0.32)          (0.57)            --        9.61       2.73        1,426
   1995        8.84        0.58          1.08           (0.57)            --        9.93      19.24        1,761
   1994        9.85        0.50         (1.00)          (0.50)        $(0.01)       8.84      (5.05)       1,853
   1993(2)    10.01        0.31         (0.16)          (0.31)            --        9.85       2.31*       2,633
---------------------------------------------------------------------------------------------------------------------
EQUITY GROWTH FUND
---------------------------------------------------------------------------------------------------------------------
   CLASS I**
   1997(3)   $10.00       $0.01         $1.22          $(0.01)        $(1.98)      $9.24      14.17%*   $177,801
   CLASS A**
   1997(3)   $10.00      $(0.01)        $1.24              --         $(1.98)      $9.25      14.13%*   $    432
   CLASS B
   1997(4)   $10.41      $(0.02)        $0.77              --         $(1.98)      $9.18      13.01%*   $    357
---------------------------------------------------------------------------------------------------------------------
EQUITY VALUE FUND
---------------------------------------------------------------------------------------------------------------------
   CLASS I**
   1997      $13.35       $0.18         $3.20          $(0.18)        $(3.66)     $12.89      25.71%    $242,881
   1996       12.81        0.22          2.54           (0.22)         (2.00)      13.35      21.69      116,715
   1995       10.19        0.25          3.46           (0.25)         (0.84)      12.81      36.71       82,677
   1994       11.10        0.21         (0.83)          (0.21)         (0.08)      10.19      (5.61)      61,407
   1993       10.64        0.18          0.46           (0.18)            --       11.10       6.12       67,383
   1992(5)    10.00        0.14          0.64           (0.14)            --       10.64      10.51*      62,116
   CLASS A**
   1997      $13.35       $0.15         $3.20          $(0.14)        $(3.66)     $12.90      25.51%    $ 13,923
   1996       12.83        0.19          2.51           (0.18)         (2.00)      13.35      21.15       10,000
   1995       10.21        0.21          3.47           (0.22)         (0.84)      12.83      36.35        7,644
   1994       11.12        0.18         (0.83)          (0.18)         (0.08)      10.21      (5.83)       3,031
   1993       10.66        0.16          0.46           (0.16)            --       11.12       5.85        2,741
   1992(5)    10.00        0.09          0.67           (0.10)            --       10.66      10.35*       1,562
   CLASS B
   1997(6)   $14.81       $0.04         $1.73          $(0.05)        $(3.66)     $12.87      19.17%*   $  5,072
---------------------------------------------------------------------------------------------------------------------




                                       RATIO OF     RATIO OF
                                       EXPENSES    NET INCOME
               RATIO OF    RATIO OF   TO AVERAGE   TO AVERAGE
               EXPENSES   NET INCOME  NET ASSETS   NET ASSETS   PORTFOLIO     AVERAGE
              TO AVERAGE  TO AVERAGE  (EXCLUDING   (EXCLUDING   TURNOVER    COMMISSION
              NET ASSETS  NET ASSETS    WAIVERS)     WAIVERS)     RATE         RATE++
----------------------------------------------------------------------------------------
GNMA FUND
----------------------------------------------------------------------------------------
   CLASS I**
   1997         0.80%       6.37%        1.08%        6.09%        0.00%        n/a
   1996         0.80        6.23         1.16         5.87         5.77         n/a
   1995         0.80        6.29         1.13         5.96         9.69         n/a
   1994         0.80        5.72         0.97         5.55       102.77         n/a
   1993(1)      0.80        4.48         1.08         4.20       252.73         n/a
   CLASS A**
   1997         1.05%       6.13%        1.33%        5.85%        0.00%        n/a
   1996         1.05        5.98         1.41         5.62         5.77         n/a
   1995         1.05        6.05         1.37         5.73         9.69         n/a
   1994         1.05        5.47         1.22         5.30       102.77         n/a
   1993(2)      1.05        4.70         1.29         4.46       252.73         n/a
----------------------------------------------------------------------------------------
EQUITY GROWTH FUND
----------------------------------------------------------------------------------------
   CLASS I**
   1997(3)      0.80%       0.07%        1.07%       (0.20)%     114.51%       .0591
   CLASS A**
   1997(3)      1.05%      (0.28)%       1.32%       (0.55)%     114.51%       .0591
   CLASS B
   1997(4)      1.80%      (1.08)%       2.09%       (1.37)%     114.51%       .0591
----------------------------------------------------------------------------------------
EQUITY VALUE FUND
----------------------------------------------------------------------------------------
   CLASS I**
   1997         0.80%       1.26%        1.06%        1.00%       80.24%       .0609
   1996         0.80        1.67         1.08         1.39        85.30        .0950
   1995         0.80        2.08         1.07         1.81        61.88         n/a
   1994         0.80        1.92         1.06         1.66        44.98         n/a
   1993         0.80        1.74         1.07         1.47        89.91         n/a
   1992(5)      0.80        1.82         1.10         1.52        45.68         n/a
   CLASS A**
   1997         1.05%       0.98%        1.31%        0.72%       80.24%       .0609
   1996         1.05        1.42         1.33         1.14        85.30        .0950
   1995         1.05        1.83         1.32         1.56        61.88         n/a
   1994         1.05        1.67         1.31         1.41        44.98         n/a
   1993         1.05        1.51         1.30         1.26        89.91         n/a
   1992(5)      1.05        1.64         1.36         1.33        45.68         n/a
   CLASS B
   1997(6)      1.80%       0.09%        2.07%       (0.18)%      80.24%       .0609
----------------------------------------------------------------------------------------

    *ANNUALIZED
   **ON APRIL 30, 1997, CLASS A SHARES WERE REDESIGNATED CLASS I SHARES AND CLASS B SHARES WERE REDESIGNATED CLASS A SHARES.
(+)  TOTAL RETURN DOES NOT REFLECT SALES LOADS ON CLASS A AND CLASS B SHARES.
(++) AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE
     IS ONLY REQUIRED FOR THE FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.
(1)  COMMENCED OPERATIONS ON MAY 3, 1993. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(2)  COMMENCED OPERATIONS ON MAY 5, 1993. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(3)  COMMENCED OPERATIONS ON FEBRUARY 3, 1997. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(4)  COMMENCED OPERATIONS ON MAY 21, 1997. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(5)  COMMENCED OPERATIONS ON APRIL 1, 1992. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(6)  COMMENCED OPERATIONS MAY 12, 1997. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.




    The accompanying notes are an integral part of the financial statements.
================================================================================

================================================================================




Financial Highlights
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR


            NET ASSET                REALIZED AND   DISTRIBUTIONS  DISTRIBUTIONS
              VALUE       NET         UNREALIZED       FROM NET        FROM       NET ASSET              NET ASSETS
            BEGINNING  INVESTMENT  GAINS OR LOSSES    INVESTMENT     CAPITAL      VALUE END    TOTAL       END OF
            OF PERIOD    INCOME     ON SECURITIES      INCOME         GAINS       OF PERIOD  RETURN(+)  PERIOD (000)
--------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
--------------------------------------------------------------------------------------------------------------------
   CLASS I**
   1997      $13.32      $0.32          $2.95         $(0.32)        $(3.08)       $13.19     25.04%     $131,968
   1996       13.07       0.33           2.35          (0.34)         (2.09)        13.32     21.01        58,035
   1995       10.26       0.31           3.29          (0.31)         (0.48)        13.07     35.55        44,202
   1994       11.17       0.32          (0.81)         (0.32)         (0.10)        10.26     (4.42)       34,514
   1993       10.72       0.29           0.80          (0.29)         (0.35)        11.17     10.27        38,237
   1992(1)    10.00       0.22           0.72          (0.22)            --         10.72     12.72*       32,538
   CLASS A**
   1997      $13.35      $0.29          $2.94         $(0.28)        $(3.08)       $13.22     24.68%     $ 16,686
   1996       13.08       0.31           2.34          (0.29)         (2.09)        13.35     20.70        12,444
   1995       10.27       0.28           3.29          (0.28)         (0.48)        13.08     35.21         9,612
   1994       11.17       0.29          (0.80)         (0.29)         (0.10)        10.27     (4.56)        5,657
   1993       10.73       0.28           0.78          (0.27)         (0.35)        11.17      9.94         4,421
   1992(1)    10.00       0.15           0.77          (0.19)            --         10.73     12.43*          585
   CLASS B
   1997(2)   $14.34      $0.15          $1.94         $(0.18)        $(3.08)       $13.17     22.87%*    $  7,862
--------------------------------------------------------------------------------------------------------------------
MID CAP FUND
--------------------------------------------------------------------------------------------------------------------
   CLASS I**
   1997      $13.33      $0.04          $2.65         $(0.04)        $(1.18)       $14.80     20.49%     $ 46,125
   1996       12.55       0.09           1.59          (0.09)         (0.81)        13.33     13.56        45,556
   1995       10.83       0.15           1.95          (0.15)         (0.23)        12.55     19.49        42,375
   1994       12.32       0.12          (1.27)         (0.12)         (0.22)        10.83     (9.34)       33,448
   1993       10.99       0.11           1.33          (0.11)          --           12.32     13.22        35,648
   1992(1)    10.00       0.07           0.99          (0.07)          --           10.99     14.30*       29,507
   CLASS A**
   1997      $13.31      $0.01          $2.64         $(0.02)        $(1.18)       $14.76     20.16%     $  5,147
   1996       12.53       0.05           1.59          (0.05)         (0.81)        13.31     13.32         5,846
   1995       10.82       0.12           1.94          (0.12)         (0.23)        12.53     19.13         5,653
   1994       12.31       0.10          (1.27)         (0.10)         (0.22)        10.82     (9.54)        4,567
   1993       10.99       0.09           1.32          (0.09)          --           12.31     12.88         2,720
   1992(1)    10.00       0.05           1.00          (0.06)          --           10.99     14.08*          637
--------------------------------------------------------------------------------------------------------------------
BALANCED FUND
--------------------------------------------------------------------------------------------------------------------
   CLASS I**
   1997      $11.39      $0.32          $1.88         $(0.32)        $(1.27)       $12.00     19.68%     $ 24,362
   1996       12.05       0.48           1.16          (0.47)         (1.83)        11.39     13.77        19,243
   1995        9.91       0.44           2.27          (0.44)         (0.13)        12.05     27.76        32,145
   1994       10.78       0.37          (0.86)         (0.38)          --            9.91     (4.61)       26,921
   1993       10.35       0.38           0.43          (0.38)          --           10.78      7.89        25,712
   1992(1)    10.00       0.29           0.34          (0.28)          --           10.35      8.53*       16,899
   CLASS A**
   1997      $11.40      $0.26          $1.92         $(0.29)        $(1.27)       $12.02     19.46%     $  9,901
   1996       12.07       0.43           1.17          (0.44)         (1.83)        11.40     13.39         9,095
   1995        9.92       0.42           2.28          (0.42)         (0.13)        12.07     27.53         8,452
   1994       10.79       0.35          (0.87)         (0.35)          --            9.92     (4.87)        6,737
   1993       10.36       0.37           0.42          (0.36)          --           10.79      7.62         8,122
   1992(1)    10.00       0.20           0.40          (0.24)          --           10.36      8.15*        2,990
   CLASS B
   1997(2)   $11.93      $0.15          $1.34         $(0.18)        $(1.27)       $11.97     19.45%*    $  4,447
--------------------------------------------------------------------------------------------------------------------




                                      RATIO OF     RATIO OF
                                      EXPENSES    NET INCOME
              RATIO OF    RATIO OF   TO AVERAGE   TO AVERAGE
              EXPENSES   NET INCOME  NET ASSETS   NET ASSETS   PORTFOLIO     AVERAGE
             TO AVERAGE  TO AVERAGE  (EXCLUDING   (EXCLUDING   TURNOVER    COMMISSION
             NET ASSETS  NET ASSETS    WAIVERS)     WAIVERS)     RATE         RATE++
---------------------------------------------------------------------------------------
EQUITY INCOME FUND
---------------------------------------------------------------------------------------
   CLASS I**
   1997         0.80%       2.34%       1.09%        2.05%      76.67%       .0694
   1996         0.80        2.55        1.09         2.26       85.47        .1095
   1995         0.80        2.61        1.10         2.31       42.97         n/a
   1994         0.80        2.96        1.08         2.68       37.76         n/a
   1993         0.80        2.65        1.10         2.35       89.89         n/a
   1992(1)      0.80        2.88        1.14         2.54       58.41         n/a
   CLASS A**
   1997         1.05%       2.05%       1.34%        1.76%      76.67%       .0694
   1996         1.05        2.30        1.34         2.01       85.47        .1095
   1995         1.05        2.36        1.35         2.06       42.97         n/a
   1994         1.05        2.71        1.33         2.43       37.76         n/a
   1993         1.05        2.42        1.35         2.12       89.89         n/a
   1992(1)      1.05        2.54        1.40         2.19       58.41         n/a
   CLASS B
   1997(2)      1.80%       1.27%       2.13%        0.94%      76.67%       .0694
---------------------------------------------------------------------------------------
MID CAP FUND
---------------------------------------------------------------------------------------
   CLASS I**
   1997         0.80%       0.30%       1.09%        0.01%      59.80%       .0847
   1996         0.80        0.66        1.10         0.36       41.41        .1010
   1995         0.80        1.28        1.10         0.98       32.96         n/a
   1994         0.80        1.06        1.08         0.78       13.82         n/a
   1993         0.80        1.03        1.10         0.73       24.49         n/a
   1992(1)      0.80        0.98        1.15         0.63        9.29         n/a
   CLASS A**
   1997         1.05%       0.06%       1.34%       (0.23%      59.80%       .0847
   1996         1.05        0.41        1.35         0.11       41.41        .1010
   1995         1.05        1.03        1.35         0.73       32.96         n/a
   1994         1.05        0.85        1.33         0.57       13.82         n/a
   1993         1.05        0.83        1.35         0.53       24.49         n/a
   1992(1)      1.05        0.88        1.40         0.53        9.29         n/a
---------------------------------------------------------------------------------------
BALANCED FUND
---------------------------------------------------------------------------------------
   CLASS I**
   1997         0.80%       2.67%       1.14%        2.33%      93.85%       .0959
   1996         0.80        3.68        1.11         3.37       43.80        .1165
   1995         0.80        3.89        1.11         3.58       41.63         n/a
   1994         0.80        3.64        1.09         3.35       27.15         n/a
   1993         0.80        3.75        1.14         3.41       63.03         n/a
   1992(1)      0.80        3.88        1.20         3.48       82.76         n/a
   CLASS A**
   1997         1.05%       2.44%       1.39%        2.10%      93.85%       .0959
   1996         1.05        3.43        1.36         3.12       43.80        .1165
   1995         1.05        3.64        1.36         3.33       41.63         n/a
   1994         1.05        3.39        1.34         3.10       27.15         n/a
   1993         1.05        3.47        1.38         3.14       63.03         n/a
   1992(1)      1.05        3.59        1.45         3.19       82.76         n/a
   CLASS B
   1997(2)      1.80%       1.23%       2.28%        0.75%      93.85%       .0959
---------------------------------------------------------------------------------------


    *ANNUALIZED
   **ON APRIL 30, 1997, CLASS A SHARES WERE REDESIGNATED CLASS I SHARES AND CLASS B SHARES WERE REDESIGNATED CLASS A SHARES.
(+)  TOTAL RETURN DOES NOT REFLECT SALES LOADS ON CLASS A AND CLASS B SHARES.
(++) AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS ONLY
     REQUIRED FOR THE FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.
(1)  COMMENCED OPERATIONS ON APRIL 1, 1992. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(2)  COMMENCED OPERATIONS ON MAY 8, 1997. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.




    The accompanying notes are an integral part of the financial statements.
================================================================================
66

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997




            NET ASSET                REALIZED AND   DISTRIBUTIONS  DISTRIBUTIONS
              VALUE       NET         UNREALIZED       FROM NET        FROM       NET ASSET              NET ASSETS
            BEGINNING  INVESTMENT  GAINS OR LOSSES    INVESTMENT     CAPITAL      VALUE END    TOTAL       END OF
            OF PERIOD    INCOME     ON SECURITIES      INCOME         GAINS       OF PERIOD  RETURN(+)  PERIOD (000)
--------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------------------------------------------
   CLASS I**
   1997      $11.23     $ 0.08         $(0.04)        $(0.08)       $(0.85)         $10.34     0.25%      $14,143
   1996       10.74       0.08           1.11          (0.08)        (0.62)          11.23    11.17        14,822
   1995(1)    10.00       0.03           0.75          (0.02)        (0.02)          10.74     7.81         9,990
   CLASS A**
   1997      $11.22     $ 0.05         $(0.04)        $(0.05)       $(0.85)         $10.33     0.00%      $   665
   1996       10.73       0.09           1.06          (0.04)        (0.62)          11.22    10.88           788
   1995(2)    10.00       0.01           0.75          (0.01)        (0.02)          10.73     7.64           621
   CLASS B
   1997(3)   $11.45     $(0.03)        $(0.23)        $(0.04)       $(0.85)         $10.30    (3.39%)*    $   118
--------------------------------------------------------------------------------------------------------------------



                                        RATIO OF     RATIO OF
                                        EXPENSES    NET INCOME
                RATIO OF    RATIO OF   TO AVERAGE   TO AVERAGE
                EXPENSES   NET INCOME  NET ASSETS   NET ASSETS   PORTFOLIO     AVERAGE
               TO AVERAGE  TO AVERAGE  (EXCLUDING   (EXCLUDING   TURNOVER    COMMISSION
               NET ASSETS  NET ASSETS    WAIVERS)     WAIVERS)     RATE         RATE++
-----------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------------------
   CLASS I**
   1997           1.50%       0.95%       1.69%        0.76%      71.22%        .0052
   1996           1.50        0.85        1.73         0.62       67.03         .0051
   1995(1)        1.50        0.79        2.11         0.18       14.32          n/a
   CLASS A**
   1997           1.75%       0.70%       1.95%        0.50%      71.22%        .0052
   1996           1.75        0.70        1.98         0.47       67.03         .0051
   1995(2)        1.75        0.45        2.38        (0.18)      14.32          n/a
   CLASS B
   1997(3)        2.50%      (0.60%)      2.70%       (0.80%)     71.22%        .0052
-----------------------------------------------------------------------------------------


   *ANNUALIZED
   **ON APRIL 30, 1997, CLASS A SHARES WERE REDESIGNATED CLASS I SHARES AND CLASS B SHARES WERE REDESIGNATED CLASS A SHARES.
(+)  TOTAL RETURN DOES NOT REFLECT SALES LOADS ON CLASS A AND CLASS B SHARES.
(++) AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE
     IS ONLY REQUIRED FOR THE FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995.
(1) COMMENCED OPERATIONS ON MAY 1, 1995. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(2) COMMENCED OPERATIONS ON MAY 4, 1995. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.
(3) COMMENCED OPERATIONS ON MAY 7, 1997. RATIOS FOR THIS PERIOD HAVE BEEN ANNUALIZED.


    The accompanying notes are an integral part of the financial statements.
================================================================================

================================================================================



Notes to Financial Statements

1. ORGANIZATION
The Pillar Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company with seventeen funds: the U.S. Treasury Securities Money Market Fund, the Prime Obligation Money Market Fund, the Tax-Exempt Money Market Fund, the U.S. Treasury Securities Plus Money Market Fund, Institutional Select Money Market Fund (the "Money Market Funds") the Short-Term Investment Fund, the Fixed Income Fund, the New Jersey Municipal Securities Fund, the Intermediate-Term Government Securities Fund, the Pennsylvania Municipal Securities Fund, the GNMA Fund, (the "Fixed Income Funds") the Equity Growth Fund, the Equity Value Fund, the Equity Income Fund, the Mid Cap Fund, the International Growth Fund (the "Equity Funds") and the Balanced Fund. Each of the Funds is "diversified" for purposes of the 1940 Act except for the New Jersey Municipal Securities Fund, the Pennsylvania Municipal Securities Fund and the International Growth Fund, each of which is a non-diversified Fund. Shares of the U.S. Treasury Securities Plus Money Market Fund are offered exclusively to customers of the Money Desk of the Bank Investment Division of Summit Bank. The minimum investment for this Fund is $100,000. The financial statements included herein present information relating to all of the Funds. The assets of each Fund are segregated and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies followed by the Trust.
     SECURITY VALUATION--The value of investment securities held by the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.
     Investment in equity securities that are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general trustee supervision.
     FEDERAL INCOME TAXES--It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.
     The International Growth Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The International Growth Fund accrues such taxes when the related income is earned.
     FOREIGN CURRENCY TRANSLATION--The books and records of the International Growth Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
     [BULLET] market value of investment securities, other assets and liabilities at the current rate of exchange; and [BULLET] purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
     The International Growth Fund does not isolate that portion of gains and losses on equity investment securities that is due to changes in foreign exchange rates from that which is due to changes in market prices of such securities.
     The International Growth Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.


================================================================================
68

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997



     REPURCHASE AGREEMENTS--Securities pledged as collateral for Repurchase Agreements are held by the custodian bank until the respective agreements mature. Provisions of the Repurchase Agreements and procedures adopted by the Adviser ensure that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.
     SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Purchase discounts and premiums on securities held by the Fixed Income Funds and the Balanced Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.
     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income for the Money Market Funds and the Fixed Income Funds are declared daily and paid monthly. The Equity Funds and the Balanced Fund declare and pay distributions from net investment income quarterly, except for the International Growth Fund which declares and pays distributions periodically. Any net realized capital gains will be distributed at least annually for all Funds.
     EXPENSES--Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net asset value. Class specific expenses, such as the 12b-1 fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective classes on the basis of the relative net assets each day.
     USE OF ESTIMATES--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.
     RECLASSIFICATION ON COMPONENTS OF NET ASSETS--In accordance with Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies", $68,437, $106,226, $401,052, $147,169, $7,145, and
$5,097 relating to differences attributable to the classification of short-term capital gains and net investment income for tax distribution purposes of the U.S. Treasury Securities Money Market, Equity Growth, Equity Value, Equity Income, Mid Cap and Balanced Funds, respectively, as of December 31, 1997 have been reclassified between the Fund's accumulated net realized gains/losses and undistributed net income accounts, as appropriate. These reclassifications had no effect on net asset value.

3. ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES
Organizational costs have been capitalized by the Funds and are being amortized over sixty months commencing with operations. In the event any of the initial shares of the Funds are redeemed by any holder thereof during the period that the Funds are amortizing their organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $47,000 for organizational work performed by a law firm of which two officers of the Trust are partners.
     Certain officers and /or Trustees of the Trust are also officers and/or directors of SEI Fund Resources (the "Administrator"). Such officers are paid no fees by the Trust for serving as officers of the Trust. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings.


================================================================================

================================================================================


Notes to Financial Statements (CONTINUED)



4. ADMINISTRATION AND DISTRIBUTION AGREEMENTS
The Trust and the Administrator are parties to an administration agreement (the "Agreement"), under which the Administrator provides the Trust with administrative services for an annual fee that is calculated daily and paid monthly at an annual rate of 0.20% of the average daily net assets of each Fund with the exception of the U.S. Treasury Securities Plus Money Market Fund and the Institutional Select Money Market Fund with annual fees that are calculated daily and paid monthly at an annual rate of 0.35% and 0.10% of average daily net assets, respectively. The Administrator has voluntarily agreed to waive all or a portion of its fee in order to limit the operating expenses of certain Funds.
     SEI Investments Distribution Co. (the "Distributor") acts as the distributor of the Trust's shares. The Trust has adopted a distribution plan for Class A shares (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Class A Plan, the Distributor is entitled to receive from the Trust an annual distribution fee of 0.25% of the Fund's Class A average daily net assets.
     The Trust has also adopted a distribution plan for Class B shares (the "Class B Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Class B Plan, the Distributor is entitled to receive from the Trust an annual distribution fee of 0.75% of the Fund's Class B average daily net assets. Additionally, the Class B Plan provides that Class B shares are subject to a service fee at an annual rate of 0.25% of the Fund's Class B average daily net assets.
     The Trust has also adopted a distribution plan for Class S shares (the "Class S Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Class S Plan, the Distributor is entitled to receive from the Trust an annual distribution fee of 0.60% of the Fund's Class S average daily net assets. The Distributor has agreed to voluntarily waive a portion of its distribution fees from Class S shares in order to limit the operating expenses of the Funds.
     The Distributor receives no fees for its distribution services for Class I shares of any fund with the exception of the U.S. Treasury Securities Plus Money Market Fund which pays a distribution fee of 0.03% of average daily net assets.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS
The Trust and Summit Bank Investment Management Division, a division of Summit Bank, (the "Adviser") are parties to an advisory agreement. Under the terms of the agreement, the Adviser will receive a fee, that is calculated daily and paid monthly, at an annual rate of 0.35% of the average daily net assets of the U.S. Treasury Securities Money Market, Prime Obligation Money Market and Tax-Exempt Money Market Funds, 0.15% of the average daily net assets of the U.S. Treasury Securities Plus Money Market Fund, 0.10% of the average daily net assets of the Institutional Select MoneyMarket Fund, 0.60% of the average daily net assets of the Fixed Income Funds and 0.75% of the average daily net assets of the Equity Funds and the Balanced Fund. The Trust and the Adviser are also parties to a second advisory agreement relating only to the International Growth Fund. Under the terms of the agreement, the Adviser receives a fee, that is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the International Growth Fund. The Adviser has voluntarily agreed to waive all or a portion of its fee in order to limit the operating expenses of the Funds.
     Wellington Management Company LLP serves as the investment sub-advisor to the International Growth Fund. The sub-advisory fees are paid by the Adviser.
     Summit Bank also acts as Custodian of securities for the Trust. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds. For its services, the Custodian receives a fee, that is calculated daily and paid monthly, at an annual rate of 0.025% of the average daily net assets of each domestic Fund and an annual rate of 0.17% of the average daily net assets of the International Growth Fund.

6. INVESTMENT TRANSACTIONS
The cost of security purchases and the proceeds from the sale of securities, other than short term investments, during the period ended December 31, 1997 were as follows:



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70
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                                                             DECEMBER 31, 1997



                                          NEW
                SHORT-TERM   FIXED      JERSEY   INT.-TERM    PA
                   INV.     INCOME       MUNI.     GOV'T.    MUNI.    GNMA
                ----------  ------      ------   ---------   ----     ----
                  (000)      (000)       (000)     (000)     (000)    (000)
Purchases
  U.S. Gov't        --      225,087    104,835    24,297        --       --
  Other             --       56,932     27,152        --    61,849       --
Sales
  U.S. Gov't        --      115,239         --    19,188        --    1,354
  Other            300       60,579     28,771        --    25,291       --


               EQUITY    EQUITY   EQUITY    MID             INTERNATIONAL
               GROWTH     VALUE   INCOME    CAP   BALANCED      GROWTH
               ------    ------   ------   -----  --------  -------------
                (000)     (000)    (000)   (000)    (000)       (000)
Purchases
  U.S. Gov't       --        --    1,493      --   10,976          --
  Other       195,272   186,022  111,372  29,455   24,933      10,784
Sales
  U.S. Gov't       --        --      996      --   15,069          --
  Other       252,700   173,011   86,544  37,099   15,142      11,464

At December 31, 1997, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized gain or loss on securities at December 31, 1997, for each Fund is as follows:

                                            NEW
                  SHORT-TERM   FIXED      JERSEY   INT.-TERM     PA
                     INV.     INCOME       MUNI.     GOV'T.     MUNI.    GNMA
                  ----------  ------      ------   ---------    ----     ----
                    (000)      (000)       (000)     (000)      (000)    (000)
Aggregate gross
  unrealized gain       2      3,928       5,795      476       1,493     118
Aggregate gross
  unrealized loss      --        (55)       (116)      (3)        (13)    (24)
                     ----      -----       -----    -----       -----    ----
Net unrealized
  gain                  2      3,873       5,679      473       1,480      94
                     ====      =====       =====    =====       =====    ====


                   EQUITY    EQUITY   EQUITY    MID             INTERNATIONAL
                   GROWTH     VALUE   INCOME    CAP   BALANCED      GROWTH
                   ------    ------   ------   -----  --------  -------------
                    (000)     (000)    (000)   (000)    (000)       (000)
Aggregate gross
  unrealized gain  27,464    45,956   23,636   15,616   6,294       1,897
Aggregate gross
  unrealized loss  (8,249)   (9,043)  (2,320)  (1,520)   (636)     (1,668)
                   ------    ------   ------   ------   -----      ------
Net unrealized
  gain             19,215    36,913   21,316   14,096   5,658         229
                   ======    ======   ======   ======   =====      ======

7. CONCENTRATION OF CREDIT RISK
The money market funds invest primarily in a portfolio of money market instruments maturing in one year or less whose ratings are within one of the two highest ratings category assigned by a nationally recognized statistical rating organization ("NRSRO") or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by a Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. The Fixed Income Funds invest in debt instruments and the Balanced Fund invests in a combination of equity, fixed income and money market securities.
     The taxable funds may invest in bank obligations. As a result of this policy, these investments may be subject to greater risk than a fund that does not concentrate its investments in the banking industry. In particular, bank obligations may be subject to the risks associated with interest rate volatility, changes in federal and state laws and regulations governing banking and the inability of borrowers to pay principal and interest when due. In addition, foreign banks present the risk of investing in foreign securities and are not subject to the same reserve requirements and other regulations as those of U.S. banks.
     The New Jersey Municipal Securities and the Pennsylvania Municipal Securities Funds invest primarily in a diversified portfolio of municipal securities, including municipal bonds and debentures, rated Baa or better by a NRSRO, or, if not rated, determined by the Adviser to be of comparable quality. Although the Funds maintain a diversified portfolio, the issuers' ability to meet their obligations may be affected by economic developments in a specific state or region. The following tables present a summary of holdings in each of these portfolios:



                                                    TAX-                     INSTITUTIONAL
                             U.S.                  EXEMPT         U.S.           SELECT
                           TREASURY     PRIME       MONEY      TREASURY           MONEY
                          SECURITIES  OBLIGATION   MARKET   SECURITIES PLUS      MARKET
                          ----------  ----------  --------  ---------------  -------------
U.S. Gov't. Securities      76.3%        15.9%        --          66.3%           13.9%
Repurchase Agreements       23.7         12.3         --          33.7            27.8
Municipal Securities          --           --       96.3%           --              --
Commercial Paper              --         71.8         --            --            58.3
Other Short Term
  Securities                  --           --        3.7            --              --

                        SHORT-TERM     FIXED    NEW JERSEY    INT.-TERM
                           INV.       INCOME       MUNI.        GOVT.
                        ----------    ------    ----------    ---------
U.S. Gov't. Securities    96.2%        55.7%         --         96.5%
AAA                         --         21.3        55.8%          --
AA                          --         12.0        21.5           --
A                           --          7.0         7.3           --
BBB                         --          0.5          --           --
NR                         3.8           --        13.0           --
All Other                   --          3.5         2.4          3.5

                                         PA
                             BALANCED   MUNI.   GNMA
                             --------   ----    ----
U.S. Gov't. Securities         17.5%      --    93.9%
AAA                             5.0     63.0%     --
AA                              2.6     22.6      --
A                               3.9      5.5      --
BBB                              --      0.2      --
NR                               --      7.2     6.1
Common Stock                   69.5       --      --
All Other                       1.5      1.5      --



================================================================================

================================================================================



Notes to Financial Statements (CONTINUED)



8. CAPITAL LOSS CARRYFORWARDS
The capital loss carryforwards at December 31, 1997, for Federal income tax purposes are as follows:

                                                    EXPIRATION
                                      AMOUNT           DATE
                                      ------        ----------
Prime Obligation
   Money Market Fund                  $31,590         2004
Tax-Exempt Money
   Market Fund                          7,727       2000-2005
U.S. Treasury
   Securities Plus                     18,949       2001-2002
Short-Term
   Investment                          42,712       2003-2004
Fixed Income                          235,953         2003
New Jersey Municipal
   Securities                         232,038       2003-2004
Intermediate-Term
   Government Securities            1,517,919       2002-2005
GNMA                                  822,392       2002-2005

The Equity Growth Fund had wash sales during the fiscal year ended
December 31, 1997 amounting to $1,005,565. These wash sale losses cannot be used for Federal income tax purposes and are deferred.

9. OPTIONS TRANSACTIONS
The Equity Growth Fund purchased call options during the period. These transactions, which were undertaken principally to hedge against market risk, entail certain risks. These risks include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; and (3) there may not be a liquid secondary market for options. Option activity for the Equity Growth Fund for the period ended December 31, 1997 is as follows:

                              CALL OPTIONS (000)
                           -----------------------
                              NUMBER      MARKET
                            OF OPTIONS     VALUE
                           ------------ ----------
December 31, 1997               285        $677

The Fund realized losses of approximately $182,298 on call options in 1997.

10. COMMON TRUST FUND CONVERSIONS
On February 1, 1997, certain Common Trust Funds of Summit Bank and its affiliates were converted into the Pillar Funds. The Funds that were involved in the conversion were as follows:

Common Trust Fund                Pillar Fund
------------------               -----------
Pyramid Equity Income Fund       Equity Income Fund
First Valley Bank Pennsylvania   Pennsylvania Municipal
  Tax-Exempt Fund                  Securities Fund
Pyramid Government               Intermediate-Term
  Fund                             Government Securities Fund
Pyramid Municipal Fund
Summit Bank CTF                  New Jersey Municipal
  Tax-Exempt Fund                  Securities Fund
First Valley Bank Corporate/
  Government Income Fund
Summit Bank CTF
  Taxable Bond Fund
Pyramid Income Fund
Summit Bank Employee Benefit
  Bond Fund                      Fixed Income Fund
First Valley Bank Equity Fund
Pyramid Growth Fund              Equity Value Fund
Summit Bank Employee Benefit
  Common Stock Fund
Self Employed Retirement Fund
Summit Bank CTF Capital
  Growth Fund                    Equity Growth Fund

The number of shares issued for each fund and the net assets (including net unrealized gain/loss) of each fund immediately before the conversion were as follows:
                                                    Unrealized
Common Trust Fund                    Net Assets     Gain/(Loss)
------------------                   ----------    -----------
Pyramid Equity Income Fund           $34,921,068   $15,070,845
First Valley Bank Pennsylvania
  Tax-Exempt Fund                     37,351,305       479,926
Pyramid Government Fund               13,328,272        82,578
Pyramid Municipal Fund                27,106,556     1,470,536
Summit Bank CTF
  Tax-Exempt Fund                     81,341,717       994,062
First Valley Bank Corporate/
  Government Income Fund              25,359,209       (39,338)
Summit Bank CTF
  Taxable Bond Fund                   68,089,184        96,610
Pyramid Income Fund                   33,854,976       168,397
Summit Bank Employee
  Benefit Bond Fund                   46,538,572       (18,801)
First Valley Bank Equity Fund         29,213,010     6,986,551
Pyramid Growth Fund                   55,314,477    20,924,589
Summit Bank Employee
  Benefit Common Stock Fund           65,394,986     1,223,470
Self Employed Retirement Fund          3,352,225        39,136
Summit Bank CTF
  Capital Growth Fund                152,286,126    32,316,660


================================================================================
72

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                                                             DECEMBER 31, 1997



                                   Net Assets
Pillar Funds                   Prior to Conversion   Shares Issued
------------------             ------------------    -------------
Equity Income Fund                 $72,031,803         2,525,125
Pennsylvania Municipal
  Securities Fund                    4,058,459         3,676,310
Intermediate-Term Government
  Securities Fund                   27,272,305         1,311,380
New Jersey Municipal
  Securities Fund                   40,228,805        10,125,023
Fixed Income Fund                  103,362,682        17,056,956
Equity Value Fund                  132,299,525         6,015,148
Equity Growth Fund                     --             22,103,334



================================================================================

================================================================================



Report of Independent
Public Accountants

To the Shareholders and Trustees of The Pillar Funds:

We have audited the accompanying statements of net assets of the U.S. Treasury Securities Money Market, Prime Obligation Money Market, Tax-Exempt Money Market, U.S. Treasury Securities Plus Money Market, Institutional Select Money Market, Short-Term Investment, Fixed Income, New Jersey Municipal Securities, Intermediate-Term Government Securities, Pennsylvania Municipal Securities, GNMA, Equity Growth, Equity Value, Equity Income, Mid Cap, Balanced, and International Growth Funds of The Pillar Funds (the "Trust") as of December 31, 1997, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and application of alternative procedures with respect to unsettled transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Treasury Securities Money Market, Prime Obligation Money Market, Tax-Exempt Money Market, U.S. Treasury Securities Plus Money Market, Institutional Select Money Market, Short-Term Investment, Fixed Income, New Jersey Municipal Securities, Intermediate-Term Government Securities, Pennsylvania Municipal Securities, GNMA, Equity Growth, Equity Value, Equity Income, Mid Cap, Balanced, and International Growth Funds of The Pillar Funds as of December 31, 1997, the results of their operations, changes in their net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Philadelphia, Pa.
February 16, 1998



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74

========================================================== [PILLAR LOGO OMITTED]
                                                             DECEMBER 31, 1997


Notice to Shareholders of the
Pillar Funds (UNAUDITED)



Dear Pillar Shareholders:

For the fiscal year ended December 31, 1997, each Fund is designating long-term capital gains, qualifying dividends and exempt income with regard to distributions paid during the year as follows:

                                           (A)
                                           NET              (B)
                                         CAPITAL         ORDINARY           (C)                           (E)
                                          GAINS           INCOME           TOTAL              (D)         TAX-
                                      DISTRIBUTIONS    DISTRIBUTIONS   DISTRIBUTIONS      QUALIFYING     EXEMPT
PORTFOLIO                              (TAX BASIS)      (TAX BASIS)     (TAX BASIS)      DIVIDENDS (1)  INTEREST
--------                              -------------    -------------   -------------     -------------  --------
U.S. Treasury Securities
     MM Fund                                  0%              100%             100%              0%          0%
Prime Obligations MM Fund                     0               100              100               0           0
Tax-Exempt MM Fund                            0               100              100               0          94
U.S. Treasury Securities
     Plus MM Fund                             0               100              100               0           0
Institutional Select Money Market Fund        0               100              100               0           0
Short-Term Investment Fund                    0               100              100               0           0
Fixed Income Fund                             0               100              100               0           0
New Jersey Municipal
     Securities Fund                          0               100              100               0         100
Intermediate-Term Government
     Securities Fund                          0               100              100               0           0
Pennsylvania Municipal
     Securities Fund                          5                95              100               0         100
GNMA Fund                                     0               100              100               0           0
Equity Growth Fund                           67                33              100               8           0
Equity Value Fund                            74                26              100              23           0
Equity Income Fund                           86                14              100              57           0
Mid Cap Fund                                 86                14              100              79           0
Balanced Fund                                80                20              100              35           0
International Growth Fund                    39                61              100               0           0

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
*   Items (A) and (B) are based on a percentage of the fund's total distributions.
**  Items (D) and (E) are based on a percentage of ordinary income distributions of the fund.

Please consult your tax adviser for proper treatment of this information.


[BULLET] The U.S. Treasury Securities Money Market Fund and Short-Term
         Investment Fund satisfy CA, CT and NY's statutory requirements to pass-through income from federal obligations. Accordingly, the prorata portion of income from federal obligations may be exempt for these respective state's income tax purposes. Income from federal obligations is 99.09% and 73.76% of the total "Ordinary Income Distribution" of the U.S. Treasury Securities Money Market Fund and the Short-Term Investment Fund, respectively in column B above. No other funds within this complex qualify in CA, CT, or NY to pass through exempt interest dividends from U.S. obligations.


================================================================================

================================================================================

Notes


================================================================================
76

                                The Pillar Funds
                                  Annual Report
                                ----------------
                                December 31, 1997



                               INVESTMENT ADVISER
                   Summit Bank Investment Management Division
                            a division of Summit Bank

                                  ADMINISTRATOR
                               SEI Fund Resources
                                 Oaks, PA 19456

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                                 Oaks, PA 19456



                   -------------------------------------------


 THE PILLAR FUNDS IS A REGISTERED SERVICE MARK OF SUMMIT BANK. SUMMIT BANK IS A
    SERVICE MARK OF SUMMIT BANCORP. THE PILLAR FUNDS ARE DISTRIBUTED BY SEI
                          INVESTMENTS DISTRIBUTION CO.
   SEI INVESTMENTS DISTRIBUTION CO. IS NOT AFFILIATED WITH SUMMIT BANK, SUMMIT BANCORP, OR THEIR AFFILIATES. SUMMIT BANK INVESTMENT MANAGEMENT DIVISION SERVES
            AS INVESTMENT ADVISER AND CUSTODIAN TO THE PILLAR FUNDS.

    THIS INFORMATION MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
     FOR MORE INFORMATION CALL, 1-800-932-7782. READ IT CAREFULLY BEFORE YOU
                             INVEST OR SEND MONEY.


PIL-F-015-08